UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
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Soliciting Material Pursuant to §240.14a-12

ARCONIC INC.

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ARCONIC

Innovation, engineered.

May 14, 2019 | Cleveland, OH

Letter to our Shareholders
March 27, 2019
Dear Arconic Shareholders:
You are cordially invited to attend the 2019 Annual Meeting of Shareholders of Arconic Inc. to be held on Tuesday, May 14, 2019, at 8:00 a.m. Eastern Time, at Arconic Cleveland Operations, 1616 Harvard Avenue, Building 53, Cleveland, OH 44105.
We are pleased to present you with our 2019 Proxy Statement, which represents our continuing commitment to transparency, good governance and performance-based executive compensation, and reflects the input we have received during dialogue with our investors. At the 2019 Annual Meeting, shareholders will vote on the matters set forth in the 2019 Proxy Statement and the accompanying notice of the annual meeting. Highlights of the detailed information included in the proxy statement can be found in the “Proxy Summary” starting on page 1.
Your vote is very important. Whether or not you will attend the meeting, we hope that your shares are represented and voted. In advance of the meeting on Tuesday, May 14, 2019, please cast your vote through the Internet, by telephone or by mail. Instructions on how to vote are found in the section entitled “Proxy Summary—How to Cast Your Vote” on page 1.
Thank you for being a shareholder of Arconic. We look forward to seeing you at the meeting.
Sincerely,
John C. Plant
Chairman and Chief Executive Officer

Notice of 2019 Annual Meeting of Shareholders
Tuesday, May 14, 2019 8:00 a.m. Eastern Time	Arconic Cleveland Operations 1616 Harvard Avenue Building 53 Cleveland, OH 44105
The Annual Meeting of Shareholders of Arconic Inc. (“Arconic” or the “Company”) will be held on Tuesday, May 14, 2019, at 8:00 a.m. Eastern Time, at Arconic Cleveland Operations, 1616 Harvard Avenue, Building 53, Cleveland, OH 44105. Shareholders of record of Arconic common stock at the close of business on March 25, 2019 are entitled to vote at the meeting.
The purposes of the meeting are:
1.
to elect 10 directors to serve one-year terms expiring at the 2020 Annual Meeting of Shareholders;

2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019;

3.
to approve, on an advisory basis, executive compensation;

4.
to approve the 2013 Arconic Stock Incentive Plan, as Amended and Restated;

5.
to vote on a shareholder proposal, if properly presented at the meeting; and

6.
to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

You will need an admission ticket if you plan to attend the meeting. Only shareholders and authorized guests of the Company may attend the meeting and all attendees will be required to show a valid form of ID (such as a government-issued form of photo identification). If you hold your shares in street-name (i.e., through a bank or broker), you must also provide proof of share ownership, such as a letter from your bank or broker or a recent brokerage statement. Street-name holders planning on voting in person at the annual meeting must provide a “legal proxy” from their bank or broker. Please see the “Questions and Answers About the Meeting and Voting” section of the proxy statement for instructions on how to obtain an admission ticket.
We will provide a live webcast of the meeting from our website at http://www.arconic.com under “Investors—Annual Meeting.”
On behalf of Arconic’s Board of Directors,
Katherine Hargrove Ramundo
Executive Vice President, Chief Legal Officer and Secretary
March 27, 2019
i

Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 14, 2019
The Notice of 2019 Annual Meeting of Shareholders and Proxy Statement and 2018 Annual Report are available at www.ReadMaterial.com/ARNC.

The Board of Directors of Arconic Inc. (“Arconic” or the “Company”) is providing this proxy statement in connection with Arconic’s 2019 Annual Meeting of Shareholders to be held on Tuesday, May 14, 2019 at 8:00 a.m. Eastern Time, at Arconic Cleveland Operations, 1616 Harvard Avenue, Building 53, Cleveland, OH 44105, and at any adjournment or postponement thereof.
Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released to shareholders on or about March 28, 2019. In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each shareholder of record, the Company may furnish proxy materials by providing access to those documents on the Internet. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card. Shareholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials.
ii

Attachments		83
Attachment A –	Pre-Approval Policies and Procedures for Audit and Non-Audit Services	83
Attachment B –	Arconic Inc. Peer Group Companies for Market Information for 2018 Executive Compensation Decisions (non-CEO positions)	85
Attachment C –	Calculation of Financial Measures	86
Attachment D –	2013 Arconic Stock Incentive Plan, as Amended and Restated	92

2019 Proxy Statement
Proxy Summary
We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and Arconic’s 2018 Annual Report before you vote.
2019 ANNUAL MEETING OF SHAREHOLDERS
Time and Date:	8:00 a.m. Eastern Time, May 14, 2019
Place:	Arconic Cleveland Operations, 1616 Harvard Avenue, Building 53, Cleveland, OH 44105
Record Date:	March 25, 2019
Webcast:	A live webcast of the meeting will be available from our website at http://www.arconic.com under “Investors—Annual Meeting.”
Voting:
Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote on all matters to be voted on. As of March 25, 2019, the record date for the annual meeting, there were 453,083,173 shares of common stock outstanding and expected to be entitled to vote at the 2019 Annual Meeting. There are no other securities of the Company outstanding and entitled to vote at the 2019 Annual Meeting.

Admission:
An admission ticket is required to enter Arconic’s annual meeting. See Question 3 in the “Questions and Answers About the Meeting and Voting” section regarding how to obtain a ticket. Only shareholders and authorized guests of the Company may attend the meeting and all attendees will be required to show a valid form of ID (such as a government-issued form of photo identification). If you hold your shares in street-name (i.e., through a bank or broker), you must also provide proof of share ownership, such as a letter from your bank or broker or a recent brokerage statement.

How to Cast Your Vote
YOUR VOTE IS IMPORTANT! Please cast your vote and play a part in the future of Arconic.
Shareholders of Record, who hold shares registered in their names, can vote by:

Internet at www.cesvote.com	calling 1-888-693-8683 toll-free from the U.S. or Canada	mail return the signed proxy card
Beneficial Owners of Shares, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the Internet, as provided by the bank, broker or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all your shares.
If you are a shareholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote in person at the annual meeting. Even if you plan to attend our annual meeting in person, please cast your vote by submitting a proxy as soon as possible.
Deadline for voting online or by telephone is 6:00 a.m. Eastern Time, on May 14, 2019. If you vote by mail, your proxy card must be received before the annual meeting. If you hold shares in an Arconic savings plan, your voting instructions must be received by 6:00 a.m. Eastern Time, on May 12, 2019.
See the “Questions and Answers About the Meeting and Voting” section for more details.

2019 Proxy Statement
Proxy Summary (continued)

Voting Matters and Board Recommendations
The Board of Directors recommends that you vote as follows:
Voting Matters	Unanimous Board Recommendation	Page Reference (for more detail)
Item 1. Election of 10 Director Nominees to Serve for a One-Year Term Expiring in 2020	✓ FOR Each Nominee	6
Item 2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2019	✓ FOR	36
Item 3. Advisory Vote to Approve Executive Compensation	✓ FOR	39
Item 4. Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated	✓ FOR	64
Item 5. Shareholder Proposal	✗ AGAINST	76

2019 Proxy Statement
Proxy Summary (continued)

Director Nominees (Page 8)
Arconic’s Board of Directors currently comprises 12 members, led by Chairman and Chief Executive Officer John C. Plant, and independent Lead Director Arthur D. Collins, Jr. Directors are elected on an annual basis. On March 4, 2019, directors Arthur D. Collins, Jr. and David P. Hess notified the Board that they will not stand for re-election and will retire from the Board effective as of the date of the 2019 Annual Meeting. As a result, the Board determined to decrease the size of the Board from 12 to 10 members, effective as of the date of the 2019 Annual Meeting, and intends to elect a new independent Lead Director at its first meeting following the 2019 Annual Meeting. The following table provides summary information about each of the 10 director nominees standing for election to the Board for a one-year term expiring on the date of the Annual Meeting of Shareholders in 2020.
Name	Age	Director Since	Professional Background	Independent	Committee Memberships	Other Current Public Company Boards
James F. Albaugh	68	2017	Former President and Chief Executive Officer of Commercial Airplanes, The Boeing Company; Former President and Chief Executive Officer of Integrated Defense Systems, The Boeing Company	Yes	Compensation and Benefits; Governance and Nominating	American Airlines Group Inc.; GS Acquisition Holdings Corp; Harris Corporation
Amy E. Alving	56	2018	Former Senior Vice President and Chief Technology Officer, Leidos Holdings, Inc.	Yes	Compensation and Benefits; Cybersecurity Advisory Subcommittee (Chair); Governance and Nominating	DXC Technology Company; Federal National Mortgage Association (Fannie Mae)
Christopher L. Ayers	52	2017	Former President and Chief Executive Officer, WireCo WorldGroup, Inc.	Yes	Audit; Finance	Universal Stainless & Alloy Products, Inc.
Elmer L. Doty	64	2017	President and Chief Operating Officer, Arconic Inc.	No	—	—
Rajiv L. Gupta	73	2016	Chairman, Aptiv PLC; Chairman, Avantor Inc.; Former Chairman and Chief Executive Officer, Rohm and Haas Company	Yes	Compensation and Benefits (Chair); Governance and Nominating	Aptiv PLC (Chairman)
Sean O. Mahoney	56	2016	Private Investor; Former Vice Chairman for Global Banking, Deutsche Bank Securities; Former Partner and Head of the Financial Sponsors Group, Goldman, Sachs & Co.	Yes	Audit; Finance (Chair)	Aptiv PLC
David J. Miller	40	2017	Equity Partner, Senior Portfolio Manager and Head of U.S. Restructuring, Elliott Management Corporation	Yes	Finance	—
E. Stanley O’Neal	67	2008	Former Chairman and Chief Executive Officer, Merrill Lynch & Co., Inc.	Yes	Audit; Finance	Clearway Energy, Inc.; Platform Specialty Products Corporation

2019 Proxy Statement
Proxy Summary (continued)

Name	Age	Director Since	Professional Background	Independent	Committee Memberships	Other Current Public Company Boards
John C. Plant	65	2016	Chairman and Chief Executive Officer, Arconic Inc.	No	—	Gates Industrial Corporation PLC; Jabil Circuit Corporation; Masco Corporation
Ulrich R. Schmidt	69	2016	Former Executive Vice President and Chief Financial Officer, Spirit Aerosystems Holdings, Inc.	Yes	Audit (Chair); Finance	—

Corporate Governance Highlights (Page 21)
The Company is committed to good corporate governance, which we believe is important to the success of our business and to advancing shareholder interests. Our corporate governance practices are described in greater detail in the “Corporate Governance” section. Highlights include:
✓
Annually elected directors

✓
Majority voting for directors

✓
10 of our 12 current Board members are independent; 8 of the 10 director nominees are independent

✓
Average Board tenure, assuming all director nominees are elected, is 3.2 years

✓
No supermajority voting requirements in the Certificate of Incorporation

✓
Independent Lead Director with substantial responsibilities

✓
Directors have a broad array of attributes and skills directly relevant to the Company and its businesses

✓
Regular executive sessions of independent directors

✓
Attendance by incumbent directors at Board and committee meetings in 2018 averaged 97%

✓
Independent Audit, Compensation and Benefits, Finance, and Governance and Nominating Committees

✓
Finance Committee that reviews and provides advice regarding capital structure, capital allocation, financial exposures, mergers and acquisitions, pension investment performance and other financial matters

✓
Cybersecurity Advisory Subcommittee that reviews the Company’s enterprise risk relating to cybersecurity

✓
Risk oversight by full Board and committees

✓
Regular shareholder engagement

✓
Shareholders’ right to call special meetings

✓
Shareholders’ ability to take action by written consent

✓
Proxy access mechanism to enable eligible shareholders to nominate director candidates

✓
Policies prohibiting short sales, hedging, margin accounts and pledging

✓
Long-standing commitment to sustainability

2019 Proxy Statement
Proxy Summary (continued)

Executive Compensation Highlights (Page 40)
The Compensation Discussion and Analysis section includes a discussion of the Company’s compensation philosophy and design and 2018 compensation decisions.
Arconic’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our 2018 compensation structure, which is designed based on four guiding principles:
•
Make equity long-term incentive (LTI) compensation the most significant portion of total compensation for senior executives and managers.

•
Choose annual incentive compensation (IC) metrics and LTI metrics that focus management’s actions on achieving the greatest positive impact on Arconic’s financial performance.

•
Set IC and LTI targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.

•
Target total compensation at median of market, while using IC and LTI compensation to motivate performance and to attract and retain exceptional talent.

Based on input from investors and benchmarking analyses, the Company designed an executive compensation structure aimed to drive shareholder value for Arconic. Best practices in 2018 include:
WHAT WE DO	WHAT WE DON’T DO

✓
Pay for Performance

✓
Cancellation of Unvested Equity Awards Upon Termination of Employment, Other Than in Very Limited Circumstances

✓
Robust Stock Ownership Guidelines

✓
Double-Trigger Change-in-Control Provisions

✓
Active Engagement with Investors

✓
Independent Compensation Consultant

✓
Conservative Risk Profile

✓
Claw-Back Policy

✗
No Guaranteed Annual Bonuses

✗
No Parachute Tax Gross-Ups

✗
No Short Sales, Derivative Transactions or Hedging of Company Stock

✗
No Dividends on Unvested Equity Awards

✗
No Share Recycling or Option Repricing

✗
No Significant Perquisites

2019 Proxy Statement
Item 1 Election of Directors
As of the date of this Proxy Statement, Arconic’s Board of Directors comprises 12 members, led by Chairman and Chief Executive Officer John C. Plant, and independent Lead Director Arthur D. Collins, Jr. On March 4, 2019, directors Arthur D. Collins, Jr. and David P. Hess notified the Board that they will not stand for re-election and will retire from the Board effective as of the date of the 2019 Annual Meeting. As a result, the Board determined to decrease the size of the Board from 12 to 10 members, effective as of the date of the 2019 Annual Meeting, and intends to elect a new independent Lead Director at its first meeting following the 2019 Annual Meeting.
The Board of Directors, upon the recommendation of the Governance and Nominating Committee, has nominated 10 incumbent directors to stand for reelection to the Board for a one-year term expiring in 2020: James F. Albaugh, Amy E. Alving, Christopher L. Ayers, Elmer L. Doty, Rajiv L. Gupta, Sean O. Mahoney, David J. Miller, E. Stanley O’Neal, John C. Plant, and Ulrich R. Schmidt. Each of the 10 director nominees was elected by shareholders at the 2018 Annual Meeting of Shareholders.
The Board of Directors has affirmatively determined that each of the 10 director nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Minimum Qualifications for Director Nominees and Board Member Attributes” on page 13). Included in each nominee’s biography below is a description of the qualifications, experience, attributes and skills of such nominee.
In addition, the Board of Directors has determined that each director nominee, except Messrs. Plant and Doty (due to their executive roles as Chairman and Chief Executive Officer and as President and Chief Operating Officer, respectively), qualifies as an independent director under New York Stock Exchange corporate governance listing standards and the Company’s Director Independence Standards. See “Director Independence” on page 28.
If any of the Board’s nominees is unable to serve or for good cause will not serve as a director, the Board of Directors may reduce its size or choose a substitute nominee. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules.
The Board of Directors recommends that you vote FOR the election of each of Ms. Alving and Messrs. Albaugh, Ayers, Doty, Gupta, Mahoney, Miller, O’Neal, Plant, and Schmidt.

2019 Proxy Statement
Item 1 Election of Directors (continued)

Summary of Director Attributes and Skills
Our directors have a diversity of experience that spans a broad range of industries, including the aerospace, automotive and finance sectors. They bring to our Board a wide variety of skills, qualifications and viewpoints that strengthens the Board’s ability to carry out its oversight role on behalf of our shareholders. In the director nominee biographies below, we describe certain areas of individual expertise that each director brings to our Board.
The table below is a summary of the range of skills and experiences that each director nominee brings to the Board. Because it is a summary, it does not include all of the skills, experiences, qualifications, and diversity that each director nominee offers, and the fact that a particular experience, skill, or qualification is not listed does not mean that a nominee does not possess it.
Name	Albaugh	Alving	Ayers	Doty	Gupta	Mahoney	Miller	O’Neal	Plant	Schmidt
Year of Joining Board	2017	2018	2017	2017	2016	2016	2017	2008	2016	2016
Experience
Finance	✓		✓	✓	✓	✓	✓	✓	✓	✓
Industry	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
International	✓			✓	✓		✓	✓	✓	✓
Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Public Company Board	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Technology	✓	✓	✓	✓	✓	✓

2019 Proxy Statement
Item 1 Election of Directors (continued)

Director Nominees
James F. Albaugh

Director since: 2017
Age: 68
Committees:  Compensation and Benefits Committee; Governance and Nominating Committee
Other Current Public Directorships: American Airlines Group Inc.; GS Acquisition Holdings Corp; Harris Corporation

Career Highlights and Qualifications:  Mr. Albaugh was President and Chief Executive Officer of The Boeing Company’s (“Boeing”) Commercial Airplanes business unit from September 2009 through October 2012. Prior to holding that position, Mr. Albaugh was President and Chief Executive Officer of Boeing’s Integrated Defense Systems business unit from July 2002 to September 2009. He joined Boeing in 1975 and held various other executive positions prior to July 2002, including President and Chief Executive of Space and Communications and President of Space Transportation. Mr. Albaugh was a member of Boeing’s Executive Council from 1998 through 2012. In addition, he was a senior advisor to Perella Weinberg Partners, a global advisory and asset management firm from September 2016 until April 2018. Previously, Mr. Albaugh was a senior advisor to The Blackstone Group L.P. from December 2012 until July 2016.
Other Current Affiliations:  Mr. Albaugh is Chairman of the National Aeronautic Association; Past President of the American Institute of Aeronautics and Astronautics; Past Chairman of the Aerospace Industries Association and an elected member of the National Academy of Engineering. Mr. Albaugh is also a member of the boards of directors of Aloft Aeroarchitects (formerly PATS Aerospace) and Belcan Corporation; and a member of the board of trustees of Willamette University and the Columbia University School of Engineering.
Previous Directorships:  Mr. Albaugh served as a director of B/E Aerospace, Inc. from 2014 until its acquisition by Rockwell Collins, Inc. in April 2017. Mr. Albaugh also served as a director of TRW Automotive Holdings Corp. from 2006 until its acquisition by ZF Friedrichshafen AG in 2015.
Attributes and Skills:   Mr. Albaugh’s executive leadership experience in the aerospace and airline industry, including his experience with complex systems, contracts and governmental oversight, as well as his accounting and financial literacy and public company board and corporate governance experience, enable him to provide valuable insight and perspectives to the Board.
Amy E. Alving

Director since: 2018
Age: 56
Committees:  Compensation and Benefits Committee; Cybersecurity Advisory Subcommittee (Chair); Governance and Nominating Committee
Other Current Public Directorships: DXC Technology Company; Federal National Mortgage Association (Fannie Mae)

Career Highlights and Qualifications:  Ms. Alving is the former Senior Vice President and Chief Technology Officer of Leidos Holdings, Inc. (formerly Science Applications International Corporation (SAIC)), one of the nation’s top defense sector providers of hardware, software and services, where she worked from 2005 to 2013. From 2007 to 2013, she was SAIC’s Chief Technology Officer, stepping down when the company separated into two smaller companies. As the company’s senior technologist, she was responsible for the creation, communication and implementation of SAIC’s technical and scientific vision and strategy. Prior to joining SAIC, Ms. Alving was the director of the Special Projects Office (SPO) at the Defense Advanced Research Projects Agency (DARPA) until 2005, where she was a member of the federal Senior Executive Service. Prior to her time at DARPA, Ms. Alving was a White House Fellow for the Department of Commerce, serving as a senior technical advisor to the Deputy Secretary of Commerce from 1997 until 1998. Ms. Alving was an aerospace engineering professor at the University of Minnesota from 1990 until 1997.
Other Current Affiliations:  Ms. Alving is a member of the Defense Science Board and the Council on Foreign Relations.
Previous Directorships:  Ms. Alving previously served as a director of Arconic from November 2016 until its 2017 Annual Meeting of Shareholders. She was a director of Pall Corporation (since acquired by Danaher Corporation) from 2010 until 2015.
Attributes and Skills:  Ms. Alving is a technology leader whose career spans business, government and academia. She has been the Chief Technology Officer of one of the largest U.S. defense contractors; has led a major element of the military’s research and development enterprise; and has been a tenured faculty member carrying out original research at a major university. Ms. Alving brings to the Board extensive technology and innovation experience across multiple sectors that will help the Company innovate and grow.

2019 Proxy Statement
Item 1 Election of Directors (continued)

Christopher L. Ayers
Director since: 2017 Age: 52 Committees: Audit Committee; Finance Committee Other Current Public Directorships: Universal Stainless & Alloy Products, Inc.
Career Highlights and Qualifications:  Mr. Ayers served as the President and Chief Executive Officer of WireCo WorldGroup, Inc., a leading producer of specialty steel wire ropes and high performance synthetic ropes, from July 2013 through January 2017. Prior to WireCo, from May 2011 to May 2013, Mr. Ayers served as Executive Vice President of Alcoa Inc. and President of Alcoa’s Global Primary Products group. Mr. Ayers joined Alcoa in February 2010 as the Chief Operating Officer of the Company’s Cast, Forged and Extruded Products businesses, which now comprise part of Arconic’s portfolio. From 1999 to 2008, Mr. Ayers held several executive positions at Precision Castparts Corporation (PCC), a manufacturer of metal components and products. In 2006, he was appointed PCC Executive Vice President and President of the PCC Forging Division. Mr. Ayers began his career at Pratt & Whitney, the aircraft engine division of United Technologies Corporation.
As a director of Universal Stainless & Alloy Products, Inc. since 2008, Mr. Ayers serves on the specialty steel producer’s Audit and Nominating & Governance Committees and is chair of its Compensation Committee.
Attributes and Skills:  Mr. Ayers’ management and executive experience in the specialty materials industry, with a strong focus on aerospace markets, offers valuable strategic and operational insights. His previous leadership of Alcoa businesses that are now part of Arconic and his other work experience provide the Board with a unique perspective about the Company’s Engineered Products and Solutions portfolio.
Mr. Ayers qualifies as an audit committee financial expert.

Elmer L. Doty
Director since: 2017 Age: 64
Career Highlights and Qualifications:  Mr. Doty has served as President and Chief Operating Officer of Arconic since February 2019. From March 2016 until February 2019, Mr. Doty was an Operating Executive at The Carlyle Group LP, a multinational private equity, alternative asset management and financial services corporation, where he previously held a similar position in 2012. From December 2012 to February 2016, Mr. Doty was President and Chief Executive Officer of Accudyne Industries LLC, a provider of precision-engineered flow control systems and industrial compressors. Mr. Doty also was the President and Chief Executive Officer of Vought Aircraft Industries, Inc. from 2006 until its acquisition in 2010 by Triumph Group, a leader in manufacturing and overhauling aerospace structures, systems and components.
Prior to Vought, Mr. Doty was Executive Vice President and General Manager of the Land Systems Division of United Defense Industries, Inc. (now BAE Systems). Earlier in his career, Mr. Doty held executive positions at both General Electric Company and FMC Corporation.
Previous Directorships:  Mr. Doty was a director of Vought Aircraft Industries, Inc. and Triumph Group, Inc.
Attributes and Skills:  Building on his broad aerospace experience, including serving as a CEO and business executive with several industry leaders, Mr. Doty has a deep knowledge of Arconic’s aerospace and defense markets and strong relationships with key customers. The combination of that experience, together with his private equity experience, enables him to make a valuable contribution to the Board’s considerations.

2019 Proxy Statement
Item 1 Election of Directors (continued)

Rajiv L. Gupta
Director since: 2016 Age: 73 Committees: Compensation and Benefits Committee (Chair); Governance and Nominating Committee Other Current Public Directorships: Aptiv PLC (Chairman)
Career Highlights and Qualifications:  Mr. Gupta has served as Chairman of Aptiv PLC, a global technology company, since November 2017 and Chairman of Avantor Inc. (formerly Avantor Materials, Inc.), a global provider of integrated, tailored solutions for life sciences and advanced technology industries, since August 2010. Mr. Gupta also has served as Senior Advisor to New Mountain Capital, LLC, a private equity firm, since 2009. Previously, Mr. Gupta served as Chairman of Delphi Automotive PLC, a global automotive parts manufacturing and technology company, from April 2015 to November 2017, when it separated into two companies: Aptiv PLC and Delphi Technologies PLC. Mr. Gupta served as Chairman and Chief Executive Officer of Rohm and Haas Company, a worldwide producer of specialty materials, from 1999 until 2009, when it was acquired by Dow Chemical. Mr. Gupta previously held various other positions at Rohm and Haas, which he joined in 1971, including serving as Vice Chairman from 1998 to 1999, Director of the Electronic Materials business from 1996 to 1999, and Vice President and Regional Director of the Asia Pacific Region from 1993 to 1998.
Previous Directorships:  Mr. Gupta was a director of Delphi Automotive PLC, Hewlett Packard Company, IRI Group, Stroz Friedberg, LLC, The Vanguard Group and Tyco International.
Attributes and Skills:  Mr. Gupta brings to the Board leadership experience, technical expertise and a passion for superior corporate governance. Mr. Gupta has experience leading and advising large public companies as a director through complex transition periods. He also brings to the Company familiarity with and insight into corporate governance issues.

Sean O. Mahoney
Director since: 2016 Age: 56 Committees: Audit Committee; Finance Committee (Chair) Other Current Public Directorships: Aptiv PLC
Career Highlights and Qualifications:  Mr. Mahoney has extensive experience in capital markets and business strategy across a wide variety of companies and sectors, including industrial and automotive. He is a private investor with over two decades of experience in investment banking and finance. Mr. Mahoney spent 17 years in investment banking at Goldman, Sachs & Co., where he was a partner and head of the Financial Sponsors Group, followed by four years at Deutsche Bank Securities, where he served as Vice Chairman, Global Banking.
Other Current Affiliations:  In addition to his public company board memberships, Mr. Mahoney has served on the post-bankruptcy board of Lehman Brothers Holdings Inc. since 2012. He also serves on the Development Committee for the Rhodes Trust, an educational charity whose principal activity is to support the international selection of Rhodes Scholars for study at Oxford University in England (which Mr. Mahoney attended as a Rhodes Scholar from 1984 through 1987).
Previous Directorships:  Mr. Mahoney was a director of Cooper-Standard Holdings Inc., Delphi Automotive PLC and Formula One Holdings.
Attributes and Skills:  Mr. Mahoney has advised a broad range of companies on business, financial and value-creation strategies. He has served as senior advisor on a range of major equity, debt and M&A projects during his career. Mr. Mahoney’s proven business and investment acumen brings valuable insight and perspectives to the Board.
Mr. Mahoney qualifies as an audit committee financial expert.

2019 Proxy Statement
Item 1 Election of Directors (continued)

David J. Miller
Director since: 2017 Age: 40 Committees: Finance Committee
Career Highlights and Qualifications:  Mr. Miller is an Equity Partner, Senior Portfolio Manager and the Head of U.S. Restructuring at Elliott Management Corporation, a New York-based investment fund with approximately $35 billion in assets under management, where he is responsible for investments across the capital structure and spanning multiple industries. Mr. Miller joined Elliott in 2003 after working in M&A and financing advisory roles at Peter J. Solomon Company.
Other Current Affiliations:  Mr. Miller is currently a director of the Brazilian American Automotive Group, Inc., one of the largest automotive dealership groups in Latin America.
Previous Directorships:  Mr. Miller served on the board of managers of JCIM, LLC from July 2008 to September 2013, and on the boards of ISCO International Inc. from December 2009 to December 2010, and SemGroup Energy Partners LP/SemGroup Energy Partners GP, LLC from October 2008 to November 2009.
Attributes and Skills:  Mr. Miller’s investment expertise, his understanding of financial strategy and his in-depth knowledge of restructuring matters provide valuable perspective to the deliberations of the Board.

E. Stanley O’Neal
Director since: 2008 Age: 67 Committees: Audit Committee; Finance Committee Other Current Public Directorships: Clearway Energy, Inc.; Platform Specialty Products Corporation
Career Highlights and Qualifications:  Mr. O’Neal served as Chairman of the Board from 2003 to 2007, and Chief Executive Officer from 2002 to 2007, of Merrill Lynch & Co., Inc. He was employed with Merrill Lynch for 21 years, serving as President and Chief Operating Officer from July 2001 to December 2002; President of U.S. Private Client from February 2000 to July 2001; Chief Financial Officer from 1998 to 2000; and Executive Vice President and Co-head of Global Markets and Investment Banking from 1997 to 1998.
Before joining Merrill Lynch, Mr. O’Neal was employed at General Motors Corporation where he held a number of financial positions of increasing responsibility.
Other Current Affiliations:  In addition to his public company board memberships, Mr. O’Neal serves on the board of the Memorial Sloan-Kettering Cancer Center and is a member of the Council on Foreign Relations, the Center for Strategic and International Studies, and the Economic Club of New York.
Previous Directorships:  Mr. O’Neal was a director of General Motors Corporation from 2001 to 2006, Chairman of the Board of Merrill Lynch & Co., Inc. from 2003 to 2007, and a director of American Beacon Advisors, Inc. (investment advisor registered with the Securities and Exchange Commission) from 2009 to September 2012.
Attributes and Skills:  Mr. O’Neal’s extensive experience in investment banking provides a valuable perspective to the Board. He also brings to the Audit Committee a strong financial background in an industrial setting, having served in various financial and leadership positions at General Motors Corporation, a leading automotive company in one of Arconic’s most important and expanding market segments. Mr. O’Neal’s leadership, executive experience and financial expertise provide the Board with valuable insight.
Mr. O’Neal qualifies as an audit committee financial expert.

2019 Proxy Statement
Item 1 Election of Directors (continued)

John C. Plant
Director since: 2016 Age: 65 Other Current Public Directorships: Gates Industrial Corporation PLC; Jabil Circuit Corporation; Masco Corporation
Career Highlights and Qualifications:  Mr. Plant was appointed Chief Executive Officer of Arconic in February 2019. He has served as Arconic’s Chairman since October 2017, and as a member of the Board since February 2016. Mr. Plant served as the Chairman of the Board, President and Chief Executive Officer of TRW Automotive from 2011 to 2015 and as its President and Chief Executive Officer from 2003 to 2011. TRW Automotive was acquired by ZF Friedrichshafen AG in May 2015. Under his leadership, TRW employed more than 65,000 people in approximately 190 major facilities around the world and was ranked among the top 10 automotive suppliers globally. Mr. Plant was a co-member of the Chief Executive Office of TRW Inc. from 2001 to 2003 and an Executive Vice President of TRW from the company’s 1999 acquisition of Lucas Varity to 2003. Prior to TRW, Mr. Plant was President of Lucas Varity Automotive and managing director of the Electrical and Electronics division from 1991 through 1997.
Other Current Affiliations:  In addition to his public company board memberships, Mr. Plant is a Fellow of the Institute of Chartered Accountants.
Previous Directorships:  Mr. Plant was the chairman of the board for TRW Automotive from 2011 until May 2015, when it was acquired by ZF Friedrichshafen AG.
Attributes and Skills:  Mr. Plant has a distinguished career in the automotive industry spanning nearly 40 years. His industry knowledge provides a strong background from which Arconic can benefit. His leadership and succession of key executive roles provide strategic and operational perspectives to the Board and the Company.

Ulrich R. Schmidt
Director since: 2016 Age: 69 Committees: Audit Committee (Chair); Finance Committee
Career Highlights and Qualifications:  Mr. Schmidt is the former Executive Vice President and Chief Financial Officer of Spirit Aerosystems Holdings, Inc. Prior to Spirit Aerosystems, he served as Executive Vice President and Chief Financial Officer of Goodrich Corporation from 2000 to 2005, and as Vice President, Finance and Business Development, Goodrich Aerospace, from 1994 to 2000. Prior to joining Goodrich, he held senior level roles at a variety of companies, including Invensys Limited, Everest & Jennings International Limited and Argo-Tech Corporation.
Previous Directorships:  Mr. Schmidt served on the board of directors of Precision Castparts Corporation from 2007 until January 2016, when Precision Castparts was acquired by Berkshire Hathaway Inc. He was chairman of its Audit Committee since 2008.
Attributes and Skills:  Mr. Schmidt has extensive executive and business experience at the board and CFO level in both public and privately held companies. His extensive background in the aerospace industry, coupled with his financial management and strategic planning and analysis foundation in a variety of operating and international assignments, provides Arconic with valuable insight and industry experience.
Mr. Schmidt qualifies as an audit committee financial expert.

2019 Proxy Statement
Item 1 Election of Directors (continued)

Nominating Board Candidates – Procedures and Director Qualifications
Shareholder Recommendations for Director Nominees

Any shareholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Arconic Inc., Governance and Nominating Committee, c/o Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. The written submission should comply with all requirements set forth in the Company’s Certificate of Incorporation and Bylaws. The committee will consider all candidates recommended by shareholders in compliance with the foregoing procedures and who satisfy the minimum qualifications for director nominees and Board member attributes.
Shareholder Nominations

The Company’s Certificate of Incorporation and Bylaws provide that any shareholder entitled to vote at an annual meeting of shareholders may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. The shareholder must provide to Arconic’s Corporate Secretary timely written notice of the shareholder’s intent to make such a nomination or nominations. In order to be timely, the shareholder must provide such written notice not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain all of the information required in the Company’s Certificate of Incorporation and Bylaws. Any such notice must be sent to our principal executive offices: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. For the 2020 Annual Meeting, such notice must be delivered no earlier than January 15, 2020 and no later than February 14, 2020.
Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2020 Annual Meeting of Shareholders, which the shareholder wishes to include in the Company’s proxy materials relating to the 2020 Annual Meeting, must be received by the Company at the above address no earlier than October 30, 2019 and no later than November 29, 2019, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws.
Minimum Qualifications for Director Nominees and Board Member Attributes

The Governance and Nominating Committee has adopted Criteria for Identification, Evaluation and Selection of Directors:
1.
Directors must have demonstrated the highest ethical behavior and must be committed to the Company’s values.

2.
Directors must be committed to seeking and balancing the legitimate long-term interests of all of the Company’s shareholders, as well as its other stakeholders, including its customers, employees and the communities where the Company has an impact. Directors must not be beholden primarily to any special interest group or constituency.

3.
It is the objective of the Board that all non-management directors be independent. In addition, no director should have, or appear to have, a conflict of interest that would impair that director’s ability to make decisions consistently in a fair and balanced manner.

4.
Directors must be independent in thought and judgment. They must each have the ability to speak out on difficult subjects; to ask tough questions and demand accurate, honest answers; to constructively challenge management; and at the same time, act as an effective member of the team, engendering by his or her attitude an atmosphere of collegiality and trust.

5.
Each director must have demonstrated excellence in his or her area and must be able to deal effectively with crises and to provide advice and counsel to the Chief Executive Officer and his or her peers.

6.
Directors should have proven business acumen, serving or having served as a chief executive officer, or other senior leadership role, in a significant, complex organization; or serving or having served in a significant policy-making or leadership position in a well-respected, nationally or internationally recognized educational institution, not-for-profit organization or governmental entity; or having achieved a widely recognized position of leadership in the director’s field of endeavor which adds substantial value to the oversight of material issues related to the Company’s business.

2019 Proxy Statement
Item 1 Election of Directors (continued)

7.
Directors must be committed to understanding the Company and its industry; to regularly preparing for, attending and actively participating in meetings of the Board and its committees; and to ensuring that existing and future individual commitments will not materially interfere with the director’s obligations to the Company. The number of other board memberships, in light of the demands of a director nominee’s principal occupation, should be considered, as well as travel demands for meeting attendance.

8.
Directors must understand the legal responsibilities of board service and fiduciary obligations. All members of the Board should be financially literate and have a sound understanding of business strategy, business environment, corporate governance and board operations. At least one member of the Board must satisfy the requirements of an “audit committee financial expert.”

9.
Directors must be self-confident and willing and able to assume leadership and collaborative roles as needed. They need to demonstrate maturity, valuing Board and team performance over individual performance and respect for others and their views.

10.
New director nominees should be able and committed to serve as a member of the Board for an extended period of time.

11.
While the diversity, the variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee, the committee will focus on any special skills, expertise or background that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.

12.
Directors should have reputations, both personal and professional, consistent with the Company’s image and reputation.

Process of Evaluation of Director Candidates

The Governance and Nominating Committee makes a preliminary review of a prospective director candidate’s background, career experience and qualifications based on available information or information provided by an independent search firm, which identifies or provides an assessment of a candidate, or by a shareholder nominating or suggesting a candidate. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of skills and experiences, and a Board vacancy exists or is likely to occur, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts interviews and may invite other Board members or senior Arconic executives to interview the candidate to assess the candidate’s overall qualifications. The committee considers the candidate against the criteria it has adopted in the context of the Board’s then current composition and the needs of the Board and its committees.
At the conclusion of this process, the committee reports the results of its review to the full Board. The report includes a recommendation as to whether the candidate should be nominated for election to the Board. This procedure is the same for all candidates, including director candidates identified by shareholders.
The Governance and Nominating Committee retains from time to time the services of a search firm that specializes in identifying and evaluating director candidates. Services provided by the search firm include identifying potential director candidates meeting criteria established by the committee, verifying information about the prospective candidate’s credentials, and obtaining a preliminary indication of interest and willingness to serve as a Board member.

2019 Proxy Statement
Director Compensation
Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, and to recognize the substantial time and effort necessary to exercise oversight of a complex global organization like Arconic and fulfill the other responsibilities required of our directors. Messrs. Doty and Plant, our employee directors, do not receive additional compensation for their Board service.
The Governance and Nominating Committee reviews director compensation periodically and recommends changes to the Board when it deems appropriate. In 2017, the committee engaged an independent compensation consultant, Pearl Meyer & Partners, LLC, to conduct an independent review of our director compensation program. Pearl Meyer & Partners assessed the structure of our director compensation program compared to competitive market practices of similarly situated companies. In addition, Pay Governance LLC, an independent compensation consultant, provided advice regarding Board Chairman compensation. Based on the market information and recommendations by Pearl Meyer & Partners and Pay Governance, and taking into account various factors, including the responsibilities and time commitment of the directors, the Governance and Nominating Committee, and the Board in turn, reviewed and adopted the compensation program for non-employee directors that was in effect during 2018. In February 2019, in connection with the appointment of our Chairman, John C. Plant, to also serve as our Chief Executive Officer and the concurrent appointment of Arthur D. Collins, Jr. as the Company’s independent Lead Director, Pearl Meyer & Partners provided advice regarding Lead Director compensation. Based on the recommendations by Pearl Meyer & Partners, and taking into account various factors, the Governance and Nominating Committee, and the Board in turn, reviewed and adopted the current compensation program for non-employee directors. The Company’s non-employee director compensation for 2018 and 2019 is summarized in the table below under “Director Fees.”
Information regarding the retention of Pearl Meyer & Partners and Pay Governance can be found under “Corporate Governance—Compensation Consultants” on page 30.
Director Fees
The following table describes the components of compensation for non-employee directors:
Compensation Element	2018 Amount	2019 Amount
Annual Cash Retainer	$120,000	$120,000
Annual Equity Award (Restricted Share Units Granted Following Each Annual Meeting of Shareholders)	$150,000	$150,000
Other Annual Fees1:
• Non-Executive Board Chair Fee	$300,000	N/A2
• Lead Director Fee	N/A2	$40,0002
• Audit Committee Chair Fee (includes Audit Committee Member Fee)	$27,500	$27,500
• Audit Committee Member Fee	$11,000	$11,000
• Compensation and Benefits Committee Chair Fee	$20,000	$20,000
• Other Committee Chair Fee	$16,500	$16,500
Per Meeting Fee for Meetings in Excess of Regularly Scheduled Meetings	$1,5003	$1,5003

2019 Proxy Statement
Director Compensation (continued)

Ownership Requirements and Annual Compensation Limits	2018 Amount	2019 Amount
Stock Ownership Requirement	$750,000	$750,000
Timeline to Achieve Stock Ownership	6 years	6 years
Total Annual Director Compensation Limit	$750,000	$750,000
1
All Other Annual Fees are paid in cash, with the exception of the $300,000 Non-Executive Board Chair Fee, which comprises $170,000 in cash and $130,000 in deferred restricted share units.

2
Effective February 6, 2019, in connection with the appointment of our Chairman to also serve as our Chief Executive Officer and the concurrent appointment of an independent Lead Director, the Non-Executive Board Chair fee was eliminated, and the Board adopted a $40,000 per annum fee for the Lead Director.

3
A fee of  $1,500 is paid to a non-employee director for each Board or committee meeting attended by the director in excess of the number of regular Board or committee meetings scheduled by the Board for the applicable calendar year.

Directors’ Alignment with Shareholders
Stock Ownership Guideline for Directors

In order to further align the interests of our directors with the long-term interests of our shareholders, non-employee directors are required to own, until retirement from the Board, at least $750,000 in Arconic common stock. Compliance with the ownership value requirement is measured annually and if the stock price declines in value, directors must continue to invest in Arconic stock until the stock ownership guideline is reached. Effective as of December 5, 2017, each director is required to reach the stock ownership guideline within six years of his or her initial appointment as a non-employee director.
Under the director compensation program in effect prior to November 1, 2016, directors who were not in compliance with the ownership value requirement were required to invest at least 50% of the fees they received as directors in Arconic stock until the stock ownership guideline was reached, either by deferring fees into deferred share units under the Company’s deferred fee plan for directors or purchasing shares on the open market. Deferred share units provide directors with the same economic interest as if they own Arconic common stock. Specifically, the deferred share units track the performance of our common stock and accrue dividend equivalents that are equal in value to dividends paid on our common stock. Upon a director’s retirement from the Board, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Beginning November 1, 2016, directors receive a portion of their annual compensation in Arconic deferred restricted share units, which count towards meeting the stock ownership value requirement. The annual deferred restricted share unit award vests on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Settlement of the annual deferred restricted share units is deferred pursuant to the Amended and Restated Deferred Fee Plan for Directors. Also, beginning November 1, 2016, directors may elect to defer the cash portion of their annual compensation into additional Arconic deferred restricted share units (but not into deferred share units), as described under “Director Deferral Program” on page 20. Each Arconic deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Arconic common stock upon settlement.
Accordingly, whether a director holds shares of Arconic common stock, deferred share units or deferred restricted share units, directors have the same economic interest in the performance of the Company, which further aligns directors’ interests with those of our shareholders.
The following table shows the aggregate value of each current director’s holdings in Arconic common stock, deferred restricted share units, and deferred share units as of March 15, 2019, based on the closing price of our common stock on the New York Stock Exchange on that date.

2019 Proxy Statement
Director Compensation (continued)

Directors	Director Since	Value of Holdings in Arconic Stock, Deferred Share Units and Deferred Restricted Share Units
James F. Albaugh	2017	$336,218
Amy E. Alving	2018	$256,536
Christopher L. Ayers	2017	$568,997
Arthur D. Collins, Jr.	2010	$2,148,794
Elmer L. Doty	2017	$7,666,358
Rajiv L. Gupta	2016	$300,365
David P. Hess	2017	$3,331,701
Sean O. Mahoney	2016	$600,654
David J. Miller	2017	$193,394
E. Stanley O’Neal	2008	$1,425,788
John C. Plant	2016	$23,773,885
Ulrich R. Schmidt	2016	$467,154
Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging

Company policy prohibits members of the Board of Directors from pledging, holding in margin accounts, or engaging in short sales or hedging transactions with respect to any of their Company stock. The policy continues to align the interests of our directors with those of our shareholders.

2019 Proxy Statement
Director Compensation (continued)

2018 Director Compensation
The following table sets forth the total compensation of the Company’s non-employee directors for the year ended December 31, 2018.*
Name1 (a)	Fees Earned or Paid in Cash ($)(b)2	Stock Awards ($)(c)3	All Other Compensation ($)(g)	Total ($)(h)
James F. Albaugh4	$140,500	$149,992	—	$290,492
Amy E. Alving5	$97,161	$149,992	—	$247,153
Christopher L. Ayers6	$149,000	$149,992	—	$298,992
Arthur D. Collins, Jr.7	$155,000	$149,992	—	$304,992
Elmer L. Doty8	$133,500	$149,992	—	$283,492
Rajiv L. Gupta9	$144,000	$149,992	—	$293,992
David P. Hess10	$144,070	$192,746	—	$336,816
Sean O. Mahoney11	$165,500	$149,992	—	$315,492
David J. Miller12	$132,000	$149,992	—	$281,992
E. Stanley O’Neal13	$147,500	$149,992	—	$297,492
John C. Plant14	$316,835	$279,983	—	$596,818
Julie G. Richardson15	$16,765	—	—	$16,765
Patricia F. Russo16	$55,871	—	—	$55,871
Ulrich R. Schmidt17	$165,500	$149,992	—	$315,492
*
In 2018, we did not issue any option awards to directors, and we do not have a non-equity incentive plan for directors. Accordingly, no such compensation is reported and we have omitted columns (d) and (e) from the table. In addition, the Company does not provide retirement benefits to non-employee directors. The last director to participate in the Company’s Fee Continuation Plan for Non-Employee Directors (which was frozen in 1995) retired from the Board effective May 1, 2015. Further, the Company does not pay above-market or preferential earnings on fees that are deferred. The Amended and Restated Deferred Fee Plan for Directors and a predecessor plan have the same investment options as the Company’s 401(k) tax-qualified savings plan for salaried employees. We therefore do not report changes in pension value or earnings on deferred fees and we have omitted column (f) from the table.

1
Charles P. Blankenship, who served as a director and Chief Executive Officer upon joining the Company on January 15, 2018, received no compensation for service as a director; his executive compensation is reflected in the “2018 Summary Compensation Table” on page 54.

2
Fees Earned or Paid in Cash (Column (b)). This column reflects the cash fees earned by directors for Board and committee service in 2018, whether or not such fees were deferred.

3
Stock Awards (Column (c)). The amounts in this column represent the aggregate grant date fair value of deferred restricted share unit awards granted to each non-employee director under the 2013 Arconic Stock Incentive Plan, as Amended and Restated, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Except as described below, the deferred restricted share unit award constitutes the equity portion of each director’s compensation for service from the Company’s annual meeting of shareholders in 2018 until the Company’s annual meeting of shareholders in 2019 and vests over such period (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting applies in the event of a director’s termination of service for any other reason). The exact number of deferred restricted share units comprising an equity award is calculated by dividing the dollar value of the award (as specified in our Non-Employee Director Compensation Policy) by the closing price of our common stock on the day of grant, rounded to the nearest whole share. The grant date fair value of each deferred restricted share unit granted to Mr. Hess on January 22, 2018 was $30.43. The grant date fair value of each deferred restricted share unit granted to Messrs. Albaugh, Ayers, Collins, Doty, Gupta, Hess, Mahoney, Miller, O’Neal, Plant and Schmidt and Ms. Alving on May 18, 2018 was $18.08. The grant date fair value of each deferred restricted share unit granted to Mr. Plant on October 23, 2018 was $20.65. As of December 31, 2018, the aggregate number of unvested deferred restricted share units outstanding for each non-employee director was as follows: Mr. Albaugh (8,296); Ms. Alving (8,296); Mr. Ayers (8,296); Mr. Collins (8,296); Mr. Doty (8,296); Mr. Gupta (8,296); Mr. Hess (8,296); Mr. Mahoney (8,296); Mr. Miller (8,296); Mr. O’Neal (8,296); Mr. Plant (14,591); and Mr. Schmidt (8,296). The foregoing numbers do not include deferred restricted share units that have vested—see “—Director Deferral Program” on page 20.

4
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2018, (ii) a cash retainer of  $5,500 for service on the Audit Committee from January 1 through June 30, 2018 and (iii) cash fees of  $15,000 for meetings in excess of regularly scheduled meetings during 2018. The amount listed in Column (c) represents an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018.

5
Ms. Alving was elected to the Board of Directors effective May 16, 2018. The amount listed in Column (b) represents (i) a cash retainer of  $75,161 for service as a non-employee director from May 16 through December 31, 2018, (ii) a cash retainer of  $5,500 for service on

2019 Proxy Statement
Director Compensation (continued)

the Audit Committee from July 1 through December 31, 2018 and (iii) cash fees of  $16,500 for meetings in excess of regularly scheduled meetings from May 16 through December 31, 2018. The amount listed in Column (c) represents an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018.
6
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2018, (ii) a cash retainer of  $11,000 for service on the Audit Committee during 2018 and (iii) cash fees of  $18,000 for meetings in excess of regularly scheduled meetings during 2018. The amount listed in Column (c) represents an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018.

7
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2018, (ii) a cash retainer of  $20,000 for service as Chair of the Compensation and Benefits Committee during 2018 and (iii) cash fees of  $15,000 for meetings in excess of regularly scheduled meetings during 2018. The amount listed in Column (c) represents an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018.

8
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2018 and (ii) cash fees of  $13,500 for meetings in excess of regularly scheduled meetings during 2018. The amount listed in Column (c) represents an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018.

9
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2018 and (ii) cash fees of  $24,000 for meetings in excess of regularly scheduled meetings during 2018. The amount listed in Column (c) represents an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018.

10
Mr. Hess served as Interim Chief Executive Officer of the Company until January 15, 2018, and has served as a non-employee director since then. The amount listed in Column (b) represents (i) a cash retainer of  $115,484 for service as a non-employee director from January 15, 2018 through December 31, 2018, (ii) a cash retainer of  $10,586 for service on the Audit Committee from January 15, 2018 through December 31, 2018 and (iii) cash fees of  $18,000 for meetings in excess of regularly scheduled meetings from January 15, 2018 through December 31, 2018. The amount listed in Column (c) represents (i) a pro-rated equity award, for the period from January 15, 2018 through the 2018 annual meeting of shareholders, of 1,405 deferred restricted share units granted on January 22, 2018, and (ii) an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018.

11
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2018, (ii) a cash retainer of   $11,000 for service on the Audit Committee during 2018, (iii) a cash retainer of   $16,500 for service as Chair of the Finance Committee during 2018 and (iv) cash fees of  $18,000 for meetings in excess of regularly scheduled meetings during 2018. The amount listed in Column (c) represents an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018.

12
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2018 and (ii) cash fees of  $12,000 for meetings in excess of regularly scheduled meetings during 2018. The amount listed in Column (c) represents an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018.

13
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2018, (ii) a cash retainer of  $11,000 for service on the Audit Committee during 2018 and (iii) cash fees of  $16,500 for meetings in excess of regularly scheduled meetings during 2018. The amount listed in Column (c) represents an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018.

14
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2018, (ii) a cash retainer of  $170,000 for service as Chairman of the Board during 2018, (iii) a cash retainer of  $10,335 for service as Chair of the Governance and Nominating Committee from May 16 through December 31, 2018 and (iv) cash fees of  $16,500 for meetings in excess of regularly scheduled meetings during 2018. The amount listed in Column (c) represents (i) an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018 and (ii) an equity award of 6,295 deferred restricted share units for service as Non-Executive Chairman granted on October 23, 2018, of which 4,450 units were forfeited on February 6, 2019 in connection with Mr. Plant’s appointment as Chief Executive Officer of the Company and in accordance with the terms of the Non-Executive Chairman Award.

15
Ms. Richardson resigned from the Board of Directors, effective February 15, 2018. The amount listed in Column (b) represents (i) a cash retainer of  $15,357 for service as a non-employee director from January 1, 2018 through February 15, 2018 and (ii) a cash retainer of  $1,408 for service on the Audit Committee from January 1 through February 15, 2018.

16
Ms. Russo retired from the Board of Directors, effective May 16, 2018. The amount listed in Column (b) represents (i) a cash retainer of $45,161 for service as a non-employee director from January 1 through May 16, 2018, (ii) a cash retainer of  $6,210 for service as Chair of the Governance and Nominating Committee from January 1 through May 16, 2018 and (iii) cash fees of  $4,500 for meetings in excess of regularly scheduled meetings from January 1 through May 16, 2018.

17
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2018, (ii) a cash retainer of  $27,500 for service as Chair of the Audit Committee during 2018 and (iii) cash fees of  $18,000 for meetings in excess of regularly scheduled meetings during 2018. The amount listed in Column (c) represents an annual equity award of 8,296 deferred restricted share units granted on May 18, 2018.

2019 Proxy Statement
Director Compensation (continued)

Director Deferral Program
Prior to November 1, 2016, non-employee directors were able to defer all or part of their cash compensation pursuant to the Company’s 2005 Deferred Fee Plan for Directors (or a predecessor plan) and to invest any such deferred amounts into Arconic deferred share units or into the other investment options provided under the Company’s 401(k) tax-qualified savings plan.
Beginning November 1, 2016, the Board of Directors adopted the Amended and Restated Deferred Fee Plan for Directors pursuant to which non-employee directors may elect to defer all or part of the cash portion of their annual compensation and to invest such deferred amounts into fully-vested Arconic restricted share units or into the investment options provided under the Company’s 401(k) tax-qualified savings plan other than the Arconic Stock Fund (which represents Arconic deferred share units). The annual equity award granted to non-employee directors in the form of Arconic restricted share units is, by its terms, deferred under the Amended and Restated Deferred Fee Plan for Directors.
Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board of Directors.

2019 Proxy Statement
Corporate Governance
Arconic is a values-based company. Our values guide our behavior at every level and apply across the Company on a global basis. The Board has adopted a number of policies to support our values and good corporate governance, which we believe are important to the success of our business and in advancing shareholder interests. We highlight below certain of our corporate governance practices and features:
Shareholder Engagement
Our directors and executive officers value direct and recurring engagement with our shareholders as part of our continuing efforts to create shareholder value, to refine our corporate governance practices and to address any shareholder concerns. Each year we seek opportunities to meet with, and receive input from, our shareholders, and we intend to continue to seek such opportunities in the future.
Proxy Access
Shareholders may nominate director candidates to Arconic’s Board and include those nominees in Arconic’s proxy statement in accordance with the Company’s Bylaws.
Shareholders’ Right to Call Special Meetings
Shareholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.
Shareholders’ Action by Written Consent
Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws.
Annual Election of Directors
The Board of Directors is not a classified board; each director is elected annually for a one-year term.
No Supermajority Voting Requirements
The Certificate of Incorporation does not contain any provisions that require a supermajority vote of shareholders.
Delaware Corporation
The Company is incorporated in Delaware, a leading jurisdiction with a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations.
Strong Independent Lead Director
The Board recognizes that in circumstances where the positions of Chairman and CEO are combined, a strong and independent Lead Director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership. Arconic’s independent Lead Director has a clear mandate and significant authority and responsibilities, which are described below and in our Board-approved Corporate Governance Guidelines.
Prohibition against Short Sales, Hedging, Margin Accounts and Pledging
Our Insider Trading Policy contains restrictions that, among other things:
•
prohibit short sales of Arconic securities and derivative or speculative transactions in Arconic securities;

•
prohibit the use of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Arconic securities; and

•
prohibit directors and executive officers from holding Arconic securities in margin accounts or pledging Arconic securities as collateral.

Commitment to Sustainability
The Company is committed to operating sustainably in the communities in which we do business.

2019 Proxy Statement
Corporate Governance (continued)

The Structure and Role of the Board of Directors
Board Leadership Structure

The Company’s current Board leadership structure comprises a combined Chairman of the Board and Chief Executive Officer, an independent director serving as the Lead Director, and strong, active independent directors. The Board will continue to exercise its judgment under the circumstances at the time to evaluate the Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors. A combined role of Chairman and Chief Executive Officer confers advantages, including those listed below.
•
By serving in both positions, the Chairman and Chief Executive Officer is able to draw on his detailed knowledge of the Company to provide the Board, in coordination with the Lead Director, leadership in focusing its discussions, review and oversight of the Company’s strategy, business, and operating and financial performance.

•
A combined role ensures that the Company presents its message and strategy to stakeholders with a unified voice.

•
The structure allows for efficient decision-making and focused accountability.

The Board believes that it is in the best interest of the Company and its shareholders for Mr. Plant to serve as Chairman and Chief Executive Officer, considering the strong role of our independent Lead Director and other corporate governance practices providing independent oversight of management as set forth below.
Our independent Lead Director has substantial responsibilities.
Our Lead Director:
•
Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•
Responds directly to shareholder and other stakeholder questions and comments that are directed to the Lead Director or to the independent directors as a group, with such consultation with the Chairman or other directors as the Lead Director may deem appropriate;

•
Reviews and approves meeting agendas and schedules for the Board;

•
Ensures personal availability for consultation and communication with independent directors and with the Chairman, as appropriate;

•
Calls executive sessions of the Board;

•
Calls special meetings of the independent directors, as the Lead Director may deem to be appropriate; and

•
In his capacity as Chair of the Governance and Nominating Committee, oversees the Board’s self-evaluation process.

Arthur D. Collins, Jr. is our current Lead Director. Mr. Collins’s strength in leading the Board is complemented by his depth of experience in Board matters ranging from his service on the Company’s Compensation and Benefits Committee (including as Chair from November 2016 to February 2019) and Governance and Nominating Committee (including as Chair since February 2019) to his memberships on other company boards. On March 4, 2019, Mr. Collins announced his intention not to stand for re-election and to retire from the Board, effective as of the date of the 2019 Annual Meeting. The Board intends to elect a new independent Lead Director at its first meeting following the 2019 Annual Meeting.

2019 Proxy Statement
Corporate Governance (continued)

Shareholders’ interests are protected by effective and independent oversight of management:
•
10 of our 12 current directors—and 8 of the 10 director nominees—are independent as defined by the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s Director Independence Standards.

•
Each of the Board’s key standing committees—the Audit Committee, the Compensation and Benefits Committee, the Finance Committee and the Governance and Nominating Committee—is composed solely of independent directors.

•
Our independent directors meet at every regular meeting in executive session without management or the Chairman and Chief Executive Officer or the President and Chief Operating Officer present. These meetings are led by the Lead Director.

The Company’s corporate governance practices and policies are designed to protect shareholders’ long-term interests.
The Board’s Role in Risk Oversight

The Board of Directors is actively engaged in overseeing and reviewing the Company’s strategic direction and objectives, taking into account, among other considerations, the Company’s risk profile and exposures. It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor material risks applicable to the Company. The Board annually reviews the Company’s enterprise risk management and receives regular updates on risk exposures.
The Board as a whole has responsibility for risk oversight, including succession planning relating to the Chief Executive Officer (“CEO”) and risks relating to the competitive landscape, strategy, economic conditions, capital requirements, and operations of the Company. The committees of the Board also oversee the Company’s risk profile and exposures relating to matters within the scope of their authority. The Board regularly receives detailed reports from the committees regarding risk oversight in their areas of responsibility.
The Audit Committee regularly reviews treasury risks (including those relating to cash generation, liquidity, insurance, credit, debt, interest rates and foreign currency exchange rates), financial accounting and reporting risks, legal and compliance risks, and risks relating to information technology including cybersecurity, tax matters, asset impairments, contingencies, and internal controls.
The Cybersecurity Advisory Subcommittee was established by the Audit Committee to assist the Audit Committee in fulfilling its responsibility of reviewing the Company’s enterprise risk relating to cybersecurity.
The Compensation and Benefits Committee considers risks related to the attraction and retention of talent, and the design of compensation programs and incentive arrangements. The Company has determined that it is not reasonably likely that risks arising from compensation and benefit plans would have a material adverse effect on the Company. See “Conservative Compensation Risk Profile” on page 47.
The Finance Committee reviews and provides advice to the Board regarding financial matters, including the Company’s capital structure, capital allocation, financial exposures, capital plan, significant transactions such as acquisitions and divestitures, and the investment performance and funding of the Company’s retirement plans, and the risks relating to such matters.

2019 Proxy Statement
Corporate Governance (continued)

The Governance and Nominating Committee considers risks related to corporate governance, and oversees succession planning for the Board of Directors, the structure and function of the Board, and the appropriate assignment of directors to the Board committees for risk oversight and other areas of responsibilities.

BOARD OF DIRECTORS
• CEO Succession
• Competitive Landscape
• Strategy
• Economic Conditions
• Capital Requirements
• Operations
AUDIT COMMITTEE
Treasury
Financial Accounting and Reporting
Tax
Asset Impairments
Legal and Compliance
IT/ Cybersecurity
Contingencies
Internal Controls
CYBERSECURITY ADVISORY SUBCOMMITTEE
COMPENSATION & BENEFITS COMMITTEE
Talent Acquisition and Retention
Compensation Programs
Incentive Arrangements
FINANCE COMMITTEE
Capital Structure
Capital Allocation
Financial Exposure
Mergers and Acquisitions
Pension Plan Investment Performance
GOVERNANCE AND NOMINATING COMMITTEE
Corporate Governance
Director Succession Planning
Board Structure and Operations
Board Committee Functions and Membership

Director Qualifications, Board Diversity and Board Tenure

Our directors have a broad range of experience that spans different industries, including the aerospace, automotive and finance sectors. Directors bring to our Board a variety of skills, qualifications and viewpoints that strengthen their ability to carry out their oversight role on behalf of our shareholders. As described in the director biographies in “Item 1 Election of Directors,” directors bring to our Board attributes and skills that include those listed below:
Director Attributes and Skills

• Leadership Experience • International Experience • Finance and Capital Allocation Experience • Automotive Industry Experience	• Aerospace Industry Experience • Risk Management Expertise • Manufacturing/Industrial Experience • Defense Industry Experience	• Technology/Innovation Expertise • Corporate Governance Expertise • Engineering Expertise • Information Technology Experience

2019 Proxy Statement
Corporate Governance (continued)

Our policy on Board diversity relates to the selection of nominees for the Board. Our policy provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee, the Governance and Nominating Committee focuses on skills, expertise and background that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.
The following chart shows the tenure of the directors on our Board following the 2019 Annual Meeting of Shareholders, assuming that all of the director nominees are elected to new terms. The board tenure provides a mix of fresh perspectives and Company experience, which contributes to a rich dialogue representing a range of viewpoints.

Director Tenure
7
6
5
4
3
2
1
0
Number of Directors
Average
3.2 years
<3 years
3-6 years
>6 years
Years of Service

Board Meetings and Attendance

The Board met 14 times in 2018. The number of Board committee meetings can be found below in “—Committees of the Board.” Attendance by incumbent directors at Board and committee meetings averaged 97%. Each incumbent director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2018 (or, in the case of Ms. Alving, who joined the Board in May 2018, 75% or more of the aggregate of all such meetings after joining the Board).
Under Arconic’s Corporate Governance Guidelines, all directors are expected to attend the annual meeting of shareholders. Twelve out of the then-thirteen members of the Board, including all incumbent directors, attended the Company’s 2018 annual meeting. In addition to Board meetings, directors visit Arconic business operations to deepen their understanding of the Company and interact with on-site employees. In addition, new directors receive an orientation that includes meetings with key members of management and visits to Company facilities.
Board, Committee and Director Evaluations

The Board of Directors annually assesses the effectiveness of the full Board, the operations of its committees and the contributions of director nominees. The Governance and Nominating Committee oversees the evaluation of the Board as a whole and its committees, as well as individual evaluations of those directors who are being considered for possible re-nomination to the Board.

2019 Proxy Statement
Corporate Governance (continued)

Committees of the Board
There are four standing committees of the Board and one subcommittee of the Audit Committee. The Board has adopted written charters for each committee and subcommittee, which are available on our website at http://www.arconic.com under “Investors—Corporate Governance—Committees.”
The table below sets forth the standing Board committees and subcommittee and the members of each as of March 15, 2019. Each of the Audit, Compensation and Benefits, Finance, and Governance and Nominating Committees is composed solely of directors who have been determined by the Board of Directors to be independent in accordance with Securities and Exchange Commission (“SEC”) regulations, NYSE listing standards and the Company’s Director Independence Standards (including the heightened independence standards for members of the Audit and Compensation and Benefits Committees).
	Audit	Cybersecurity Advisory Committee of the Audit Committee	Compensation and Benefits	Finance	Governance and Nominating
James F. Albaugh*			X		X
Amy E. Alving*		Chair	X		X
Christopher L. Ayers*	X			X
Arthur D. Collins, Jr.*			X		Chair
Elmer L. Doty
Rajiv L. Gupta*			Chair		X
David P. Hess*	X			X
Sean O. Mahoney*	X			Chair
David J. Miller*				X
E. Stanley O’Neal*	X			X
John C. Plant
Ulrich R. Schmidt*	Chair			X
2018 Committee Meetings1	8	4	6	9	7
*
Independent Director

1
The Board as a whole held 14 meetings in 2018.

2019 Proxy Statement
Corporate Governance (continued)

COMMITTEE	RESPONSIBILITIES
Audit Committee
•
Oversees the integrity of the financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors

•
Appoints the independent auditors and evaluates their independence and performance

•
Reviews the organization, performance and adequacy of the internal audit function

•
Pre-approves all audit, audit-related, tax and other services to be provided by the independent auditors

•
Oversees the Company’s compliance with legal, ethical and regulatory requirements

•
Discusses with management and the auditors the policies with respect to risk assessment and risk management, including major financial risk exposures

Each member of the Audit Committee is financially literate, and the Board of Directors has determined that each member qualifies as an “audit committee financial expert” under applicable SEC rules.
Cybersecurity Advisory Subcommittee
•
Assists the Audit Committee in regularly reviewing the state of the Company’s cybersecurity

•
Regularly brings cybersecurity developments or issues to the attention of the Audit Committee and the Board

Compensation and Benefits Committee
•
Establishes the Chief Executive Officer’s compensation for Board ratification, based upon an evaluation of performance in light of approved goals and objectives

•
Reviews and approves the compensation of the Company’s officers

•
Oversees the implementation and administration of the Company’s compensation and benefits plans, including pension, savings, incentive compensation and equity-based plans

•
Reviews and approves general compensation and benefit policies

•
Approves the Compensation Discussion and Analysis for inclusion in the proxy statement

•
Has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement (see “Corporate Governance—Compensation Consultants” regarding the committee’s engagement of a compensation consultant)

The Compensation and Benefits Committee may form and delegate its authority to subcommittees, including subcommittees of management when appropriate. Executive officers do not determine the amount or form of executive or director compensation although the Chief Executive Officer provides recommendations to the Compensation and Benefits Committee regarding compensation changes and incentive compensation for executive officers other than himself. For more information on the responsibilities and activities of the committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.

Finance Committee
Reviews and provides advice and counsel to the Board regarding the Company’s:
•
capital structure;

•
financing transactions;

•
capital expenditures and capital plan;

•
acquisitions and divestitures;

•
share repurchase and dividend programs;

•
policies relating to interest rate, commodity and currency hedging; and

•
employee retirement plan performance and funding.

Governance and Nominating Committee
•
Identifies individuals qualified to become Board members and recommends them to the full Board for consideration, including evaluating all potential candidates, whether initially recommended by management, other Board members or shareholders

•
Reviews and makes recommendations to the Board regarding the appropriate structure and operations of the Board and Board committees

•
Makes recommendations to the Board regarding Board committee assignments

•
Develops and annually reviews corporate governance guidelines for the Company, and oversees other corporate governance matters

•
Reviews related person transactions

•
Oversees an annual performance review of the Board, Board committees and individual director nominees

•
Periodically reviews and makes recommendations to the Board regarding director compensation

2019 Proxy Statement
Corporate Governance (continued)

Voting for Directors
Arconic’s Certificate of Incorporation and Bylaws provide a majority voting standard for election of directors in uncontested elections. If the number of shares voted “for” an incumbent director’s election does not exceed fifty percent (50%) of the number of votes cast with respect to that director’s election (with votes cast including votes against in each case and excluding abstentions and broker nonvotes with respect to that director’s election) in an uncontested election, the nominee must promptly tender his or her resignation, and the Board will decide, through a process managed by the Governance and Nominating Committee and excluding the nominee, whether to accept the resignation at its next regularly scheduled Board meeting. The Board’s explanation of its decision will be promptly disclosed in accordance with SEC rules and regulations. Any director nominee not already serving on the Board who fails to receive a majority of votes cast in an uncontested election will not be elected to the Board. An election of directors is considered to be contested if the number of candidates for election as directors exceeds the number of directors to be elected, with the determination being made in accordance with the Bylaws.
Communications with Directors
The Board of Directors is committed to meaningful engagement with Arconic shareholders and welcomes input and suggestions. Shareholders and other interested parties wishing to contact the Lead Director or the non-management directors as a group may do so by sending a written communication to the attention of the Lead Director c/o Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. To communicate issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, send a written communication to the Audit Committee c/o Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. Alternatively, you may place an anonymous, confidential, toll free call in the United States to Arconic’s Integrity Line at 855-585-8256. For a listing of Integrity Line telephone numbers outside the United States, go to http://www.arconic.com under “Who We Are—How We Work—Ethics and Compliance.”
Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate, depending upon the facts and circumstances outlined in the communication.
The Board of Directors has asked the Corporate Secretary’s Office to submit to the Board all communications received, excluding only those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.
Director Independence
In its Corporate Governance Guidelines, the Board recognizes that independence depends not only on directors’ individual relationships, but also on the directors’ overall attitude. Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the corporate governance listing standards of the New York Stock Exchange, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards comprise a list of all categories of material relationships affecting the determination of a director’s independence. Any relationship that falls below a threshold set forth in the Director Independence Standards, or is not otherwise listed in the Director Independence Standards, and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship.
The Board has affirmatively determined that all the directors are independent except Messrs. Doty and Plant, who are employed by the Company and therefore do not meet the independence standards set forth in the Director Independence Standards. In the course of its determination regarding independence, the Board did not find any material relationships between the Company and any of the directors, other than Messrs. Doty’s and Plant’s employment.

2019 Proxy Statement
Corporate Governance (continued)

Related Person Transactions
Review, Approval and Ratification of Transactions with Related Persons

The Company has a written Related Person Transaction Approval Policy regarding the review, approval and ratification of transactions between the Company and related persons. The policy applies to any transaction in which the Company or a Company subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A related person means any director or executive officer of the Company, any nominee for director, any shareholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family member of any such person.
Under this policy, reviews are conducted by management to determine which transactions or relationships should be referred to the Governance and Nominating Committee for consideration. The Governance and Nominating Committee then reviews the material facts and circumstances regarding a transaction and determines whether to approve, ratify, revise or reject a related person transaction, or to refer it to the full Board or another committee of the Board for consideration. The Company’s Related Person Transaction Approval Policy operates in conjunction with other aspects of the Company’s compliance program, including its Business Conduct Policies, which require that all directors, officers and employees have a duty to be free from the influence of any conflict of interest when they represent the Company in negotiations or make recommendations with respect to dealings with third parties, or otherwise carry out their duties with respect to the Company.
The Board has considered the following types of potential related person transactions and pre-approved them under the Company’s Related Person Transaction Approval Policy as not presenting material conflicts of interest:
(i)
employment of Arconic executive officers (except employment of an Arconic executive officer that is an immediate family member of another Arconic executive officer, director, or nominee for director) as long as the Compensation and Benefits Committee has approved the executive officers’ compensation;

(ii)
director compensation that the Board has approved;

(iii)
any transaction with another entity in which the aggregate amount involved does not exceed the greater of  $1,000,000 or 2% of the other entity’s total annual revenues, if a related person’s interest arises only from:

 (a)
such person’s position as an employee or executive officer of the other entity; or

 (b)
such person’s position as a director of the other entity; or

 (c)
the ownership by such person, together with his or her immediate family members, of less than a 10% equity interest in the aggregate in the other entity (other than a partnership); or

 (d)
both such position as a director and ownership as described in (b) and (c) above; or

 (e)
such person’s position as a limited partner in a partnership in which the person, together with his or her immediate family members, have an interest of less than 10%;

(iv)
charitable contributions in which a related person’s only relationship is as an employee (other than an executive officer), or a director or trustee, if the aggregate amount involved does not exceed the greater of $250,000 or 2% of the charitable organization’s total annual receipts;

(v)
transactions, such as the receipt of dividends, in which all shareholders receive proportional benefits;

(vi)
transactions involving competitive bids;

(vii)
transactions involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

(viii)
transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

2019 Proxy Statement
Corporate Governance (continued)

Transactions with Related Persons in 2018

Based on information provided by the directors, the executive officers, and the Company’s legal department, the Governance and Nominating Committee determined that there are no material related person transactions to be reported in this proxy statement. We indemnify our directors and officers to the fullest extent permitted by law against personal liability in connection with their service to the Company. This indemnity is required under the Company’s Certificate of Incorporation and the Bylaws, and we have entered into agreements with these individuals contractually obligating us to provide this indemnification to them.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.
Compensation Consultants
During 2018, the Compensation and Benefits Committee continued its retention of Pay Governance LLC as its independent compensation consultant. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Design—Compensation Decision-Making Process—Use of Independent Compensation Consultant.” The committee assessed Pay Governance’s independence and found no conflict of interest. In its assessment, the committee took into account the following factors:
•
Pay Governance provides no other services to the Company;

•
the amount of fees received from the Company by Pay Governance as a percentage of Pay Governance’s total revenue;

•
the policies and procedures that Pay Governance has in place to prevent conflicts of interest;

•
any business or personal relationships between the consultant(s) at Pay Governance performing consulting services and any Compensation and Benefits Committee members or any executive officer; and

•
any ownership of Company stock by the consultant(s).

In addition, during 2018, the Governance and Nominating Committee continued to retain Pearl Meyer & Partners to provide consultation services regarding non-employee director compensation. The committee did not find any conflict of interest with Pearl Meyer and considered the following factors in its determination:
•
Pearl Meyer provides no other services to the Company;

•
the amount of fees received from the Company by Pearl Meyer as a percentage of Pearl Meyer’s total revenue;

•
the policies and procedures that Pearl Meyer has in place to prevent conflicts of interest;

•
any business or personal relationships between the consultant(s) at Pearl Meyer performing consulting services and any Board members or any executive officer; and

•
any ownership of Company stock by the consultant(s).

Corporate Governance Materials Available on Arconic’s Website
The following documents, as well as additional corporate governance information and materials, are available on our website at http://www.arconic.com under “Investors—Corporate Governance—Governance and Policies”:
•
Certificate of Incorporation

•
Bylaws

•
Board Confidentiality Policy

•
Corporate Governance Guidelines

•
Director Independence Standards

•
Anti-Corruption Policy

•
Business Conduct Policies

2019 Proxy Statement
Corporate Governance (continued)

•
Code of Ethics for the CEO, CFO and Other Financial Professionals

•
Hiring Members (or Former Members) of Independent Public Auditors

•
Human Rights Policy

•
Insider Trading Policy

•
Political Contributions

•
Related Person Transaction Approval Policy

In addition, the following documents are available on our website at http://www.arconic.com under “Investors—Corporate Governance—Board Committees”:
•
Charters of each of our Board committees and subcommittee

Copies of these documents are also available in print form at no charge by sending a request to Arconic Inc., Corporate Communications, 201 Isabella Street, Pittsburgh, PA 15212-5858.
Information on our website is not, and will not be deemed to be, a part of this proxy statement or incorporated into any of our other filings with the SEC.
Business Conduct Policies and Code of Ethics
The Company’s Business Conduct Policies, which have been in place for many years, apply equally to the directors and to all officers and employees of the Company, as well as those of our controlled subsidiaries, affiliates and joint ventures. The directors and employees in positions to make discretionary decisions are surveyed annually regarding their compliance with the policies.
The Company also has a Code of Ethics applicable to the CEO, CFO and other financial professionals, including the principal accounting officer, and those subject to it are surveyed annually for compliance with it. Only the Audit Committee can amend or grant waivers from the provisions of the Company’s Code of Ethics, and any such amendments or waivers will be posted promptly at http://www.arconic.com. To date, no such amendments have been made or waivers granted.
Recovery of Incentive Compensation
The Board of Directors adopted the following policy in 2006:
If the Board learns of any misconduct by an executive officer that contributed to the Company having to restate all or a portion of its financial statements, it shall take such action as it deems necessary to remedy the misconduct, prevent its recurrence and, if appropriate, based on all relevant facts and circumstances, take remedial action against the wrongdoer in a manner it deems appropriate. In determining what remedies to pursue, the Board shall take into account all relevant factors, including whether the restatement was the result of negligent, intentional or gross misconduct. The Board will, to the full extent permitted by governing law, in all appropriate cases, require reimbursement of any bonus or incentive compensation awarded to an executive officer or effect the cancellation of unvested restricted or deferred stock awards previously granted to the executive officer if: (a) the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement; (b) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement; and (c) the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded. In addition, the Board may dismiss the executive officer, authorize legal action for breach of fiduciary duty or take such other action to enforce the executive’s obligations to Arconic Inc. as the Board determines fit the facts surrounding the particular case. The Board may, in determining appropriate remedial action, take into account penalties or punishments imposed by third parties, such as law enforcement agencies, regulators or other authorities. The Board’s power to determine the appropriate punishment for the wrongdoer is in addition to, and not in replacement of, remedies imposed by such entities.
The 2009 Alcoa Stock Incentive Plan, the 2013 Arconic Stock Incentive Plan, as Amended and Restated, the Incentive Compensation Plan for annual cash incentives and the Arconic Internal Revenue Code Section 162(m) Compliant Annual Cash Incentive Compensation Plan each incorporate the terms of this policy.

2019 Proxy Statement
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities with the SEC within specified periods. Due to the complexity of the reporting rules, the Company undertakes to file such reports on behalf of its directors and executive officers and has instituted procedures to assist them with these obligations. Based solely on a review of filings with the SEC and written representations from the Company’s directors and executive officers, the Company believes that in 2018 all of its directors and executive officers filed the required reports on a timely basis under Section 16(a), with the exception of  (i) director David P. Hess, who filed a late Form 4 on March 22, 2018, reporting the grant of restricted share units on January 22, 2018; (ii) Vice President and Controller W. Paul Myron, who filed a late Form 4 on May 23, 2018, reporting the grant of restricted share units on May 16, 2018; and (iii) Executive Vice President, Chief Legal Officer and Secretary Katherine H. Ramundo, who filed a late Form 4 on May 23, 2018, reporting the grant of restricted share units on May 16, 2018. The untimeliness of each of the foregoing Form 4s was due to administrative error by the Company.
Arconic Stock Ownership
Stock Ownership of Certain Beneficial Owners
The following table sets forth certain information about each person or entity known to us to be the beneficial owner of more than five percent of Arconic common stock, based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class1
Elliott Associates, L.P. c/o Elliott Management Corporation 40 West 57th Street New York, NY 10019	Common Stock	51,102,1332	11.28%
Elliott International, L.P. c/o Maples & Calder P.O. Box 309 Ugland House, South Church Street George Town Cayman Islands, British West Indies
Elliott International Capital Advisors Inc. 40 West 57th Street New York, NY 10019
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	45,618,6243	10.07%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	Common Stock	35,102,9814	7.75%

2019 Proxy Statement
Arconic Stock Ownership (continued)

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class1
Orbis Investment Management Limited Orbis House 25 Front Street Hamilton, Bermuda HM11	Common Stock	28,884,7165	6.38%
Orbis Investment Management (U.S.), L.P. 600 Montgomery Street, Suite 3800 San Francisco, CA 94111
First Pacific Advisors, LP J. Richard Atwood Steven T. Romick 11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Common Stock	26,188,4516	5.78%
1
Based on shares outstanding on March 15, 2019.

2
As of December 19, 2017: As reported in a Schedule 13D amendment dated December 20, 2017, Elliott Associates L.P. had sole power to vote and dispose of 16,352,683 shares; Elliott International, L.P. had shared power to vote and dispose of 34,749,450 shares; and Elliott International Capital Advisors Inc. had shared power to vote and dispose of 34,749,450 shares. In addition, these Elliott entities collectively had economic exposure comparable to approximately 1.5% of the shares of common stock outstanding pursuant to certain derivative agreements disclosed in the Schedule 13D amendment.

3
In a Schedule 13G amendment dated February 11, 2019, The Vanguard Group, an investment adviser, reported that, as of December 31, 2018, it had sole power to vote or direct to vote 502,612 shares, sole power to dispose or direct the disposition of 45,018,131 shares, shared power to vote or direct to vote 106,439 shares, and shared power to dispose or direct the disposition of 600,493 shares.

4
In a Schedule 13G amendment dated February 8, 2019, BlackRock, Inc., a parent holding company, reported that, as of December 31, 2018, it had sole power to vote or direct to vote 31,562,259 shares, sole power to dispose or direct the disposition of 35,102,981 shares, and no shared voting or dispositive power.

5
In a Schedule 13G amendment dated February 13, 2019, Orbis Investment Management Limited and Orbis Investment Management (U.S.), L.P. reported that, as of December 31, 2018, they may be deemed to constitute a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and as such they had sole power to vote or direct to vote 28,884,716 shares, sole power to dispose or direct the disposition of 28,884,716 shares, and no shared voting or dispositive power.

6
In a Schedule 13G dated February 11, 2019, First Pacific Advisors, LP (“FPA”), an investment adviser, and J. Richard Atwood and Steven T. Romick, each a controlling person of FPA, reported that, as of December 31, 2018, they had shared power to vote or direct the vote of 26,188,451 shares, shared power to dispose or direct the disposition of 26,188,451 shares, and no sole voting or dispositive power.

2019 Proxy Statement
Arconic Stock Ownership (continued)

Stock Ownership of Directors and Executive Officers
The following table shows the ownership of Arconic common stock, deferred share units, and deferred restricted share units, as of March 15, 2019, by each director, each of the named executive officers, and all directors and executive officers (serving as of March 15, 2019) as a group.
Deferred share units provide holders with the same economic interest as if they own Arconic common stock. Upon a holder’s separation from the Company, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Each Arconic deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Arconic common stock upon settlement. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board.
Name of Beneficial Owner	Shares of Common Stock1	Deferred Share Units2	Deferred Restricted Share Units3	Total
Directors
James F. Albaugh	5,000	—	12,705	17,705
Amy E. Alving	2,026	—	11,483	13,509
Christopher L. Ayers	7,501	—	22,462	29,963
Arthur D. Collins, Jr.	16,666	67,972	28,516	113,154
Elmer L. Doty	6,0004	—	397,705	403,705
Rajiv L. Gupta	—	—	15,817	15,817
Sean O. Mahoney	—	7,391	24,239	31,630
David J. Miller	—	—	10,184	10,184
E. Stanley O’Neal	—	46,755	28,326	75,081
John C. Plant	220,0005	3,634	1,028,282	1,251,916
Ulrich R. Schmidt	5,333	3,450	15,817	24,600
Named Executive Officers
Kenneth J. Giacobbe	77,568	—	—	77,568
Timothy D. Myers	85,949	17,451	—	103,400
Katherine H. Ramundo	33,734	—	—	33,734
Charles P. Blankenship	99,394	—	—	99,394
David P. Hess*	75,5256	—	99,920	175,445
Mark J. Krakowiak	—	—	—	—
Eric V. Roegner	72,506	—	—	72,506
All Directors and Executive Officers as a Group (17 individuals)	614,770	146,653	1,695,456	2,456,869
*
Also serves as a director

1
This column shows beneficial ownership of Arconic common stock as calculated under SEC rules. Unless otherwise noted, each director and named executive officer has sole voting and investment power over the shares of Arconic common stock reported. None of the shares are subject to pledge. This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements, and for executive officers, share equivalent units held in the Arconic Retirement Savings Plan which confer voting rights through the plan trustee with respect to shares of Arconic common stock. This column also includes shares of Arconic common stock that may be acquired under employee stock options that are exercisable as of March 15, 2019 or will become exercisable within 60 days after March 15, 2019 as follows: Mr. Giacobbe (47,721); Mr. Myers (52,636); Ms. Ramundo (33,734); Mr. Blankenship (57,884); and all executive officers as a group (170,966). No awards of stock options have been made to non-employee directors. As of March 15, 2019, individual directors and executive officers, as well as all directors and executive officers as a group, beneficially owned less than 1% of the outstanding shares of common stock.

2
This column lists (i) for executive officers, deferred share equivalent units held under the Arconic Deferred Compensation Plan, and (ii) for directors, deferred share equivalent units held under the Amended and Restated Deferred Fee Plan for Directors. Each deferred

2019 Proxy Statement
Arconic Stock Ownership (continued)

share equivalent unit tracks the economic performance of one share of Arconic common stock and is fully vested upon grant, but does not have voting rights.
3
This column lists deferred restricted share units issued under the 2013 Arconic Stock Incentive Plan, as Amended and Restated. Each deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Arconic common stock upon settlement. The annual deferred restricted share units to directors vest on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Deferred restricted share units granted in lieu of cash compensation pursuant to a director’s deferral election are fully vested at grant.

4
Held by a revocable trust of which Mr. Doty and his spouse are trustees and beneficiaries.

5
Held by a trust of which Mr. Plant is the trustee and a beneficiary.

6
Includes 44,166 shares held by a revocable trust, of which Mr. Hess and his spouse are trustees and beneficiaries, and 2,666 shares held by a charitable remainder unitrust, of which Mr. Hess and his spouse are trustees and beneficiaries.

2019 Proxy Statement
Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm
Under its written charter, the Audit Committee of the Board of Directors has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the independent registered public accounting firm retained to audit the Company’s financial statements.
The Audit Committee annually evaluates the qualifications, performance and independence of the Company’s independent auditors. Based on its evaluation, the Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019. PricewaterhouseCoopers LLP or its predecessor firms have served continuously as the Company’s independent auditors since 1950. The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PricewaterhouseCoopers LLP. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee is involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent registered public accounting firm.
Although the Company’s Bylaws do not require that we seek shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP.
Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.
The Board of Directors recommends a vote “FOR” ITEM 2, to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019.

2019 Proxy Statement
Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm (continued)

Report of the Audit Committee
In accordance with its written charter, the Audit Committee of the Board of Directors is responsible for assisting the Board to fulfill its oversight of:
•
the integrity of the Company’s financial statements and internal controls,

•
the Company’s compliance with legal and regulatory requirements,

•
the independent auditors’ qualifications and independence, and

•
the performance of the Company’s internal audit function and independent auditors.

It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.
PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2018 (the “independent auditors”), is responsible for performing independent audits of the Company’s consolidated financial statements and internal control over financial reporting and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (GAAP) and on the effectiveness of the Company’s internal control over financial reporting. The independent auditors also review the Company’s interim financial statements in accordance with applicable auditing standards.
In evaluating the independence of PricewaterhouseCoopers LLP, the Audit Committee has (i) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the audit firm’s communications with the Audit Committee concerning independence, (ii) discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and management and (iii) considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the auditor’s independence. In addition, the Audit Committee has assured that the lead audit partner is rotated at least every five years in accordance with Securities and Exchange Commission and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.
The Audit Committee has reviewed with the independent auditors and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee regularly monitored the progress of both in assessing the Company’s compliance with Section 404 of the Sarbanes-Oxley Act, including their findings, required resources and progress to date.
At every regular meeting, the Audit Committee meets separately, and without management present, with the independent auditors and the Company’s Vice President—Internal Audit to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer and the Chief Legal Officer, and meets separately twice a year with the Chief Ethics and Compliance Officer.
The Audit Committee has met and discussed with management and the independent auditors the fair and complete presentation of the Company’s financial statements. The Audit Committee has also discussed and reviewed with the independent auditors all communications required by GAAP, including those described in Auditing Standards No. 16, “Communication with Audit Committees”, as adopted by the PCAOB. The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditors.

2019 Proxy Statement
Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm (continued)

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission. In addition, the Audit Committee has approved, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019.
The Audit Committee
Ulrich R. Schmidt, Chair
Christopher L. Ayers
David P. Hess
Sean O. Mahoney
E. Stanley O’Neal

February 12, 2019
Audit and Non-Audit Fees
The following table shows fees for professional services rendered by PricewaterhouseCoopers LLP (PwC) for the past two fiscal years ended December 31 (in millions):
	2018	2017
Audit Fees	$9.0	$10.2
Audit-Related Fees	$2.0	$0.1
Tax Fees	$0.1	$0.1
All Other Fees	$0.0	$0.0
The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax and other services, and for pre-approval of fee levels for such services. See “Attachment A–Pre-Approval Policies and Procedures for Audit and Non-Audit Services.” All services set forth in the table above were approved by the Audit Committee before being rendered.
Audit Fees include the base audit fee, effects of foreign currency exchange rates on the base audit fee, and scope adjustments to the base audit requirements. The decrease in audit fees from 2017 to 2018 was principally due to changes in statutory auditors, partially offset by non-recurring audit work.
Audit-Related Fees include due diligence and audit services for divestitures and agreed-upon or expanded audit procedures for accounting or regulatory requirements. The increase in audit-related fees from 2017 to 2018 was principally due to services for potential transactions.
Tax Fees include U.S. federal, state and local tax support, international tax support, and review and preparation of tax returns.
All Other Fees include benchmarking services across a number of Arconic entities.

2019 Proxy Statement
Item 3 Advisory Approval of Executive Compensation
As required pursuant to Section 14A of the Securities Exchange Act of 1934, the Board of Directors is asking you to approve, on an advisory basis, the executive compensation programs and policies and the resulting 2018 compensation of the individuals listed in the “2018 Summary Compensation Table” on page 54 (our “named executive officers”), as described in this proxy statement.
Because the vote is advisory, the result will not be binding on the Compensation and Benefits Committee and it will not affect, limit or augment any existing compensation or awards. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.
The Board has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis, at least until the next required advisory vote on the frequency of shareholder votes in 2023. The next advisory vote on executive compensation will occur at the 2020 Annual Meeting of Shareholders.
We believe you should read the Compensation Discussion and Analysis and the compensation tables in determining whether to approve this proposal.
The Board of Directors recommends approval of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.”
The Board of Directors recommends a vote “FOR” ITEM 3, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as stated in the above resolution.
Compensation Committee Report
The Compensation and Benefits Committee (the “Committee”) has:
1.
reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement; and

2.
based on the review and discussions referred to in paragraph (1) above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement relating to the 2019 Annual Meeting of Shareholders.

The Compensation and Benefits Committee
Rajiv L. Gupta, Chair
James F. Albaugh
Amy E. Alving
Arthur D. Collins, Jr.

March 5, 2019

2019 Proxy Statement
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) includes the compensation and benefits of our named executive officers (NEOs) with respect to fiscal year 2018 and the related decisions made by the Compensation and Benefits Committee (the “Compensation Committee”). For 2018, our NEOs are:
Kenneth J. Giacobbe	Executive Vice President and Chief Financial Officer
Timothy D. Myers	Executive Vice President and Group President, Global Rolled Products and Transportation and Construction Solutions
Katherine H. Ramundo	Executive Vice President, Chief Legal Officer and Secretary
Charles P. “Chip” Blankenship	Former Chief Executive Officer
David P. Hess	Former Interim Chief Executive Officer
Mark J. Krakowiak	Former Executive Vice President, Strategy and Development
Eric V. Roegner	Former Executive Vice President and Group President, Engineered Products and Solutions
Key Compensation Practices
We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with the interests of our shareholders. Below is a summary of our best practices in 2018.
WHAT WE DO	WHAT WE DON’T DO

✓
Pay for Performance—We link compensation to measured performance in key areas. The Company’s strategic priorities are reflected in its metrics at the corporate, group and individual levels.

✓
Cancellation of Unvested Equity Awards Upon Termination of Employment—Unvested equity awards are generally forfeited upon termination of employment, other than in connection with disability, death or change-in-control, or if retirement-eligible.

✓
Robust Stock Ownership Guidelines—Officers and directors are subject to stock ownership guidelines to align their interests with shareholder interests.

✓
Double-Trigger Change-in-Control Provisions—Equity awards for NEOs generally require a “double-trigger” of both a change-in-control and termination of employment for vesting acceleration benefits to apply.

✓
Active Engagement with Investors—We engage with investors throughout the year to obtain insights that guide our executive compensation programs.

✓
Independent Compensation Consultant—The Compensation Committee retains a compensation consultant, who is independent and without conflicts of interest with Arconic.

✓
Conservative Risk Profile—We generally apply varied performance measures in incentive programs to mitigate risk that executives will be motivated to pursue results with respect to any one performance measure to the detriment of Arconic as a whole.

✓
Claw-Back Policy—Both our annual cash incentive compensation plan and our stock incentive plan contain “claw-back” provisions providing for reimbursement of incentive compensation from NEOs in certain circumstances.

✗
No Guaranteed Bonuses—Our annual incentive compensation plan is performance-based and does not include any minimum payment levels.

✗
No Parachute Tax Gross-Ups—Our Change in Control Severance Plan provides that no excise or other tax gross-ups will be paid.

✗
No Short Sales, Derivative Transactions or Hedging—We do not allow short sales or derivative or speculative transactions in, or hedging of, Arconic securities by our directors, officers or employees. Directors and certain officers are also prohibited from pledging Arconic securities as collateral.

✗
No Dividends on Unvested Equity Awards—We do not pay dividends on unvested equity awards but accrue dividend equivalents that only vest when and if the award vests.

✗
No Share Recycling or Option Repricing—Our equity plans prohibit share recycling, the adding back of shares tendered in payment of the exercise price of a stock option award or withheld to pay taxes, and repricing underwater stock options.

✗
No Significant Perquisites—We limit the perquisites we pay to our NEOs to those that serve reasonable business purposes.

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

Executive Summary
Our Business

Arconic is a global leader in lightweight metals engineering and manufacturing. Arconic’s innovative, multi-material products, which include aluminum, titanium, and nickel, are used worldwide in aerospace, automotive, commercial transportation, packaging, building and construction, defense, and industrial applications.
Arconic is a global company operating in 18 countries and our operations consist of three worldwide reportable segments: Engineered Products and Solutions (EP&S), Global Rolled Products (GRP), and Transportation and Construction Solutions (TCS). We refer to these segments in this CD&A as our business groups.
Arconic was previously named Alcoa Inc. and changed its name following its separation from Alcoa Corporation in November 2016. On December 31, 2017, Arconic effected the change of its jurisdiction of incorporation from Pennsylvania to Delaware.
Leadership Team Transitions

Effective as of February 6, 2019, Chairman of the Board John C. Plant was appointed Chairman and Chief Executive Officer (CEO), succeeding Chip Blankenship as CEO. In addition, board member Elmer L. Doty was appointed to serve as President and Chief Operating Officer (COO). Mr. Blankenship had been appointed as CEO of Arconic on January 15, 2018 and had replaced David P. Hess who stepped down as Interim CEO but remained a board member.
Other management changes included the February 2019 departure of Mark J. Krakowiak, then Executive Vice President, Strategy and Development, and the resignation of Eric V. Roegner as Executive Vice President and Group President, EP&S in April 2018. The presidents of the three business units comprising EP&S—Arconic Engineered Structures, Arconic Engines, and Arconic Fastening Systems—currently report directly to Mr. Doty.
Investor Feedback and Implementation of 2018 Compensation Strategy

With 95% of the votes cast at the 2018 annual meeting of shareholders in favor of our say-on-pay proposal, our investors reinforced their support of our compensation philosophy and design. Arconic also solicits feedback from investors on a regular basis throughout the year. Investor engagement offers us an opportunity to obtain investor comments and insights related to investors’ policies and views on executive compensation and corporate governance matters. Arconic management and the Compensation Committee take into consideration investor feedback when it reviews annually the best practices of comparable companies with respect to compensation design and mix, short-term and long-term performance metrics, long-term incentive mix by award type, performance periods, vesting provisions, short-term and long-term incentive payout history, and stock ownership guidelines. Overall, in 2018, there was positive investor feedback to the significant changes to our executive compensation practices that were made in 2017, including (1) the application of a three-year performance period for performance restricted share units (RSUs); (2) the addition of a return metric (return on net assets) for

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

performance RSUs; and (3) the addition of a relative total shareholder return (TSR) multiplier for performance RSUs. The Compensation Committee took into consideration this feedback and additional factors when making compensation decisions for 2018, including as follows:
Shareholder Feedback and Best Practices	Our Responses/Changes
Emphasize long-term performance-based equity awards	We maintained our industry leading practice of granting 80% of long-term incentive (LTI) awards for NEOs in the form of performance shares, which is the highest proportion within our CEO peer group, among which the median mix was 50% performance-based LTI and 50% time-vested (see page 46). Our 2018 LTI performance RSUs are subject to a three-year performance period (2018-2020).
Focus on performance metrics that drive operational performance and shareholder value	Our 2018 annual incentive compensation (IC) design incorporates two equally weighted metrics, controllable free cash flow and adjusted operating income. We believe that these metrics, as well as our LTI compensation metrics of revenue, EBITDA margin, return on net assets and relative TSR, incentivize management actions to maximize operational performance and shareholder value.
Focus on operational improvements and profitability in our business groups	To emphasize operational results and hold managers accountable for factors they directly control, 2018 annual IC for those who work in our business groups was weighted 60% based on the performance of the applicable business group and 40% based on corporate (total company) performance. In prior years, the weighting had been equal at 50% each.
2018 Company Performance

Arconic’s revenue in 2018 was $14.0 billion, up 8% year over year, driven by higher volumes across all business segments; higher aluminum prices and favorable product mix primarily in the Global Rolled Products segment; and favorable foreign currency movements; partially offset by a decline in volumes in the industrial gas turbine end market; lower sales from the divestitures of the Latin America extrusions business (divested in April 2018) and the rolling mill in Fusina, Italy (divested in March 2017); the ramp-down of Arconic’s North American packaging operations; and costs related to settlements of certain customer claims primarily related to new product introductions.
Net income in 2018 was $642 million, or $1.30 per diluted share, versus a net loss of  $74 million, or $0.28 per share, in 2017. Net income excluding special items in 2018 was $676 million, or $1.36 per share, versus $618 million, or $1.22 per share, in 2017. Operating income in 2018 was $1.3 billion versus $480 million in 2017. Operating income excluding special items in 2018 was $1.4 billion versus $1.5 billion in 2017, down 4%, as higher volumes were more than offset by unfavorable product pricing and mix and higher aluminum prices.
During the first quarter of 2018, Arconic completed the early redemption of its remaining outstanding 5.72% Notes due in 2019, with aggregate principal amount of  $500 million, for $518 million in cash including accrued and unpaid interest. The Company ended the year with debt of $6.3 billion and cash on hand of $2.3 billion. In 2018, cash provided from operations was $217 million, cash used for financing activities was $649 million, and cash provided from investing activities was $565 million. Adjusted Free Cash Flow for the year was $465 million.

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

Segment performance in 2018 included the following:
•
Engineered Products and Solutions revenue of $6.3 billion, up 6% year over year; segment operating profit of $891 million, down $73 million year over year; and segment operating margin of 14.1%, down 210 basis points year over year.

•
Global Rolled Products revenue of $5.6 billion, up 12% year over year; segment operating profit of  $386 million, down $38 million year over year; and segment operating margin of 6.9%, down 160 basis points year over year, including a 100 basis point negative impact of higher aluminum prices.

•
Transportation and Construction Solutions revenue of $2.1 billion, up 6% year over year; segment operating profit of $304 million, up $14 million year over year; and segment operating margin of 14.3%, down 10 basis points year over year, including a 270 basis point negative impact of higher aluminum prices.

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used in this CD&A.
2018 Incentive Compensation Results

Consistent with the Company’s pay-for-performance practices, a shortfall against targets in 2018 resulted in payouts that were well below target for annual incentive compensation and below target for long-term incentive compensation. The corporate annual incentive compensation plan had a payout of 18.5% based on 2018 performance against the targets set under the plan. One-third of the 2016 performance-based restricted share unit awards was earned at 55.5% based on performance against targets for the 2018 annual performance period. LTI performance-based restricted share unit awards granted since 2017 are based on three-year performance periods: 2017–2019 for the 2017 grant and 2018–2020 for the 2018 grant.
Compensation Philosophy and Design
Arconic’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our 2018 compensation structure, which is designed based on four guiding principles:
•
Make equity long-term incentive (LTI) compensation the most significant portion of total compensation for senior executives and managers, increasing the proportion of performance-based equity incentives with the level of responsibility.

•
Choose annual incentive compensation (IC) metrics and LTI metrics that focus management’s actions on achieving the greatest positive impact on Arconic’s financial performance and that include a means to assess and motivate performance relative to peers.

•
Set annual IC and LTI targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.

•
Target total compensation at median of market, while using annual IC and LTI compensation to motivate performance and to attract and retain exceptional talent.

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

Arconic’s 2018 Executive Compensation Design Relies on a Diversified Mix of Pay Elements

Compensation Type	Guiding Principle	Design/Structure
Base Salary	• Target total direct compensation, including base salary, at median of market to provide competitive pay
•
For CEO compensation, including base pay, we used a custom peer group of 16 industrial companies of a similar size and in similar industries in which Arconic operates. For other executives, we used Willis Towers Watson survey data for companies heavily weighted towards industrials with revenues between $6 billion and $26 billion

Short-Term Annual Incentive Compensation
•
Choose annual IC weighted metrics that focus management’s actions on achieving the greatest positive impact on Arconic’s financial performance and that include a means to assess and motivate performance relative to peers

•
Set annual IC targets that challenge management to achieve continuous improvement in performance as part of an overall strategy to deliver long-term growth

•
Take into account individual performance that may include non-financial measures contributing to the success of the Company

•
NEO annual incentives are paid in cash and determined through a three-step performance measurement process:

1.
Initial Threshold Performance Goal: Corporate and, as applicable, Group Performance Measures

2.
Financial Goals: Weighted Metrics (0%–200% payout)

3.
Individual NEO Performance: Individual Multiplier Applied to Attained Results (0%–150%)

•
Performance goals based on:

1.
50% on adjusted operating income to incentivize management to deliver profitable growth

2.
50% on controllable Free Cash Flow, emphasizing efficient allocation of capital

Long-Term Incentive Compensation
•
Make LTI equity the most significant portion of total compensation for senior executives and managers, increasing the proportion of equity based on performance with the level of responsibility

•
Set LTI target grant levels in line with median among industry peers that are competitive to attract, retain and motivate executives and factor in individual performance and future potential for long-term retention

•
Choose LTI metrics that focus management’s actions on achieving the greatest positive impact on Arconic’s financial performance and that include a means to assess and motivate performance relative to peers

•
Set LTI targets that challenge management to achieve continuous improvement in performance and deliver long-term growth

•
LTI grants of performance-based restricted share units are earned based on achievement of 3-year performance targets to emphasize long-term value creation

•
Stock options vest ratably over three years following the grant date and have value only to the extent of share price appreciation

•
To highlight Arconic’s focus on long-term capital efficiency and profitable growth:

1.
50% of 2018–2020 performance-based RSUs are based on return on net assets (RONA)

2.
25% of 2018–2020 performance-based RSUs are based on revenue growth

3.
25% of 2018–2020 performance-based RSUs are based on adjusted EBITDA margin

•
Measure performance relative to peers by applying a relative TSR multiplier at the end of the 2018–2020 performance period:

1.
Up to -10% for TSR below median

2.
Up to +10% for TSR above median (plan capped at 200% overall)

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

Long-Term Incentives and Pay at Risk

Consistent with our pay-for-performance philosophy and guiding principles, including emphasis on LTI as the most significant portion of compensation, 2018 annual target total direct compensation for Mr. Blankenship included nearly 90% pay at risk (excluding special one-time sign-on equity and cash awards):

100%
58%
15%
16%
11%
89% Performance-Based
73% Equity-Based
CEO
Performance Restricted Share Units
Stock Options
Annual Cash Incentive Compensation
Salary

Annual target total direct compensation in 2018 (excluding any special one-time awards) for our other NEOs who served the entire year also had a strong emphasis on equity and pay at risk:
Messrs. Blankenship and Krakowiak received special one-time grants of restricted share units and/or stock options subject to time-based vesting in connection with their commencement of employment with us (which awards have since been forfeited in their entirety due to each executive’s separation from the Company). In addition, Ms. Ramundo received a special one-time retention RSU award in 2018. Details of these awards are discussed further below.

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

The following shows the proportion of LTI awards granted in the form of performance-based awards to Mr. Blankenship, as well as the continuing NEOs, compared to the median proportion of LTI performance-based awards granted among our CEO peer group in 2018:
Our allocation of LTI compensation in the form of performance-based awards is consistently the highest percentage compared to the 16 companies in our CEO peer group, based on such companies’ prior year disclosures (see “CD&A— Comparator Peer Groups” for the list of the peers).
Challenging Payout Curves

The Compensation Committee has continued the practice of setting payout curves with a steep drop-off below target to incentivize hitting target and flatter curve above target so that higher payouts can only be earned with significant performance above target.
Under the 2018 annual cash IC plan:
•
earning 50% of the payout required performance at 95% of target for the adjusted operating income metric and 97% of target for the controllable free cash flow metric; and

•
earning 150% payout level required performance at 112% of target for the adjusted operating income metric and 117% of target for the controllable free cash flow metric.

Under the 2018 LTI plan (for the 2018 performance period applicable to the third tranche of the 2016 performance RSU grant):
•
earning 50% of the payout required performance at 87% of target for the RONA metric, 99% of target for the revenue metric, and 94% of target for the EBITDA margin metric; and

•
earning 150% of the payout required performance at 132% of target for the RONA metric, 104% of target for the revenue metric, and 117% of target for the EBITDA margin metric.

Investor Engagement and Benchmarking

We actively engage in compensation and governance-related discussions with investors throughout the year to obtain comments and insights that guide our executive compensation programs. Conversations with our investors’ governance and compensation professionals help us understand investor priorities and provide us with guidance on our compensation and governance practices. In 2018, we continued our ongoing dialogue with investors, holding meetings and calls with governance and compensation professionals at 18 of our largest 50 shareholders.
The Company also conducts an annual comparative study of the 16 companies in Arconic’s CEO peer group (see “CD&A—Comparator Peer Groups”). The study reviews compensation design and mix, short-term and long-term performance metrics, long-term incentive mix by award type, performance periods, vesting provisions, short-term and long-term incentive payout history, stock ownership guidelines and change-in-control provisions.

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

The investor insights and results from the peer benchmarking study guided the Compensation Committee in the 2018 design of Arconic’s executive compensation programs and practices.
Compensation Decision-Making Process in 2018

Use of Independent Compensation Consultant. The Compensation Committee has authority under its charter to retain its own advisors, including compensation consultants. In 2018, the Compensation Committee directly retained Pay Governance LLC, which is independent and without conflicts of interest with the Company. See “Corporate Governance—Compensation Consultants” on page 30. Pay Governance provided advice, as requested by the Compensation Committee, on the amount and form of certain executive compensation components, including, among other things, executive compensation best practices, insights concerning Securities and Exchange Commission (SEC) and say-on-pay policies, analysis and review of the Company’s compensation plans for executives and advice on setting the CEO’s compensation. Pay Governance also provided advice on the CD&A in this proxy statement. We use comparative compensation data from the proxy statements of the CEO peer group companies and survey data from Willis Towers Watson to help evaluate whether our compensation programs are competitive with the market. The latter is not customized based on parameters developed by Willis Towers Watson. Willis Towers Watson does not provide any advice or recommendations to the Compensation Committee on the amount or form of executive or director compensation.
Use of Peer Groups and Tally Sheets. The Compensation Committee uses peer group data to determine the target compensation levels of our CEO and other NEOs. We aim to set target annual direct compensation of each of our NEOs at the median of the applicable peer group. In making annual compensation decisions, the Compensation Committee also reviews tally sheets that summarize various elements of historic and current compensation for each NEO. This information includes compensation opportunity, actual compensation realized, and wealth accumulation. We have found that the tally sheets help us synthesize the various components of our compensation programs in making decisions.
Conservative Compensation Risk Profile. We evaluate the risk profile of our compensation programs when establishing policies and approving plan design. These evaluations have noted numerous factors that effectively manage or mitigate compensation risk, including the following:
•
A balance of corporate and business unit weighting in incentive compensation programs;

•
A balanced mix between short-term and long-term incentives;

•
Caps on incentives;

•
Use of multiple performance measures in the annual cash incentive compensation plan and the equity LTI plan;

•
Discretion retained by the Compensation Committee to adjust awards;

•
Stock ownership guidelines requiring holding substantial equity in the Company until retirement;

•
Claw-back policies applicable to all forms of incentive compensation;

•
Anti-hedging provisions in the Company’s Insider Trading Policy; and

•
Restricting stock options to 20% of the value of equity awards to senior officers.

In addition, (i) no business unit has a compensation structure significantly different from that of other units or that deviates significantly from the Company’s overall risk and reward structure; (ii) unlike financial institutions involved in the financial crisis, where leverage exceeded capital by many multiples, the Company has a conservative leverage policy; and (iii) compensation incentives are not based on the results of speculative trading. In 1994, the Board of Directors adopted resolutions creating the Strategic Risk Management Committee with oversight of hedging and derivative risks and a mandate to use such instruments to manage risk and not for speculative purposes. As a result of these evaluations, we have determined that it is not reasonably likely that risks arising from our compensation and benefit plans would have a material adverse effect on the Company.
Tax Deductibility and our Incentive Compensation Plans. Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act of 2017, restricts deductibility for federal income tax purposes of annual individual compensation in excess of $1 million paid to covered executive officers. Prior to the enactment of the Tax Cuts and Jobs Act of 2017, Section 162(m)’s deductibility limitation was subject to an exception for compensation that meets the requirements of “qualified performance-based compensation.” However, effective for tax years beginning after 2017, this exception has been eliminated, subject to limited transition relief that applies to certain written binding contracts which were in effect on

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

November 2, 2017. Accordingly, for 2018 and later years, compensation in excess of  $1 million paid to our covered NEOs generally will not be deductible and no assurances can be given that compensation payable under certain of our compensation programs which were intended to qualify for the performance-based exception will in fact be deductible.
As a general matter, while the Compensation Committee considers tax deductibility as one of several relevant factors in determining executive compensation, it retains the flexibility to approve compensation that is not deductible by Arconic for federal income tax purposes. Further, the Compensation Committee believes that a significant portion of our NEOs’ compensation should continue to be tied to Arconic’s performance, notwithstanding the elimination of the qualified performance-based compensation exception under Section 162(m).
Compliance with Stock Ownership Guidelines. Our stock ownership requirements further align the interests of management with those of our shareholders by requiring executives to hold substantial equity in Arconic until retirement. Our stock ownership guidelines require that the CEO retain equity equal in value to six times his base salary and that each of the other continuing NEOs retain equity equal in value to three times salary. Unlike many of our peers, we do not count any unvested or unexercised options, restricted share units, performance-based restricted share units or any stock appreciation rights towards compliance. Our guidelines reinforce management’s focus on long-term shareholder value and commitment to the Company. Until the stock ownership requirements are met, each executive is required to retain until retirement 50% of shares acquired upon vesting of restricted share units (including performance-based restricted shares units) or upon exercise of stock options that vest after March 1, 2011, after deducting shares used to pay for the option exercise price and taxes. As of January 31, 2019, the continuing NEOs listed in the 2018 Summary Compensation Table—Messrs. Giacobbe and Myers and Ms. Ramundo—who were appointed to their respective positions within the past three years, had not yet met the guidelines.
No Short Sales, Derivative or Speculative Transactions, Hedging, or Pledging of Arconic Securities. Short sales of Arconic securities (a sale of securities which are not then owned) and derivative or speculative transactions in Arconic securities by our directors, officers and employees are prohibited. No director, officer or employee or any designee of such director, officer or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Arconic securities. Directors and officers subject to Section 16 of the Securities Exchange Act of 1934 are prohibited from holding Arconic securities in margin accounts, pledging Arconic securities as collateral, or maintaining an automatic rebalance feature in savings plans, deferred compensation plans or deferred fee plans.
Compensation Decisions
Analysis of 2018 Compensation Decisions

The Compensation Committee uses its business judgment to determine the appropriate compensation targets and awards for the NEOs, in addition to assessing several factors that include:
•
Market positioning based on peer group data (described below);

•
Individual, Group, and Corporate performance;

•
Complexity and importance of the role and responsibilities;

•
Aggressiveness of targets;

•
Contributions that positively impact the Company’s future performance;

•
Unanticipated events impacting target achievement;

•
Retention of key individuals in a competitive talent market; and

•
Leadership and growth potential.

Based on these factors, an individual multiplier between 0% and 150% is applied to each NEO IC award and equity grant target to reflect the Committee’s assessment of the individual’s 2018 performance.

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

Comparator Peer Groups
To help determine 2018 total direct compensation for our former CEO, Mr. Blankenship, we used a peer group consisting of 16 companies. Pay Governance, the Compensation Committee’s independent compensation consultant, has reviewed and endorsed this peer group. The companies in the CEO peer group are:
Arconic’s CEO Peer Group (for 2018 Pay Decisions)
• BorgWarner Inc. • Cummins Inc. • Delphi Technologies • Eaton Corporation plc • Honeywell International Inc. • Illinois Tool Works Inc. • Ingersoll-Rand plc • L3 Technologies, Inc.
•
Northrop Grumman Corporation

•
PACCAR Inc

•
Parker-Hannifin Corporation

•
Raytheon Company

•
Rockwell Collins, Inc.

•
Spirit AeroSystems Holdings, Inc.

•
Stanley Black & Decker, Inc.

•
Textron Inc.

2018 Median Revenue: $14.535 billion
Arconic’s peer group used to make 2018 compensation decisions for executives other than the CEO consisted of companies heavily weighted towards industrials with revenues between $6 billion and $26 billion. See “Attachment B—Arconic Inc. Peer Group Companies for Market Information for 2018 Executive Compensation Decisions.”
The data from each of these peer groups described above is considered in establishing executive compensation targets and to ensure that Arconic provides and maintains compensation levels in line with the market, including similar companies, and to attract, retain and motivate employees.
2018 Base Salary and Target Annual Incentive Compensation Levels
Base salaries and target annual incentive compensation levels are designed to attract, motivate, reward and retain executive talent, as well as to align pay with performance. At the beginning of each fiscal year, the Compensation Committee determines each NEO’s targeted total cash compensation (salary and target incentive compensation), taking into consideration alignment to market data of industry peers.
2018 Annual Cash Incentive Compensation

Each of our NEOs, other than Mr. Hess, was eligible to participate in our corporate annual cash IC plan for 2018. The corporate annual cash IC plan for 2018 was designed to achieve operating goals set at the beginning of the year based on the financial measures set forth in the following table. Our payout of 18.5% was based on 2018 actual performance versus IC plan target.

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

2018 Annual Cash Incentive Compensation Plan Design, Targets and Results
Financial Metric	Defined Corporate Level Payout Percentage					Result	% of Target	Weighting	Weighted Result
	0%	50%	100% (Target)	150%	200%
($in millions)
Adjusted Operating Income	$1,470	$1,549	$1,627	$1,827	$2,027	$1,391	0.0%	50.0%	0.0%
Controllable Free Cash Flow	$1,382	$1,426	$1,471	$1,716	$1,871	$1,415	37.0%	50.0%	18.5%
IC RESULT									18.5%
The Compensation Committee also took into account individual performance factors in setting each NEO’s annual IC payment. In addition, for Messrs. Myers and Roegner, who led business groups in 2018, the performance of the applicable business group factored into their annual cash IC award. See “CD&A—Individual Compensation Arrangements and Performance-Based Pay Decisions.”
See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.
2018 Equity Awards: Stock Options and Performance-Based Restricted Share Units

Long-term stock incentives are performance-based. We grant long-term stock awards to NEOs to align their interests with those of shareholders, link their compensation to stock price performance over a multi-year period and support their retention. In January 2018, stock awards were made to all of the NEOs, excluding Mr. Hess in his role as Interim CEO and Mr. Krakowiak who joined the company after our grant date for annual awards (but who instead received a special sign-on equity award, as detailed below).
In general, we provide two types of annual equity awards to NEOs and our senior-most executives:
•
Approximately 20% of the grant date value of 2018 LTI equity awards for each of our NEOs is granted in the form of stock options. We believe that stock options further align our NEOs’ interests with those of our shareholders because the options have no value unless the stock price increases. Stock options vest ratably over a three-year period (one-third vests each year on the anniversary of the grant date) subject to continued employment (subject to certain exceptions) and have a ten-year term. We grant stock options to our NEOs at a fixed time every year, generally, as in 2018, on the date of the Board and Compensation Committee meetings in January. The exercise price of employee stock options is the closing price of our stock on the grant date, as reported on the New York Stock Exchange.

•
Approximately 80% of the grant date value of 2018 LTI equity awards for each of our NEOs was granted in the form of performance-based restricted share units.

Performance-based restricted share units support longer-term operational targets, which differ from the financial metrics in our IC plan. The awards granted in 2018 will be earned based on the performance metrics as follows (specific targets and results will be disclosed at the end of the 2018–2020 performance period):
1
Total Shareholder Return defined as the change in stock price plus reinvested dividends expressed as a percentage, which will be measured from 12/31/2017 to 12/31/2020 and ranked after the 3-year period

2
Peer group of 16 industrial companies listed on page 49 (maximum total payout may not exceed 200%)

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

2018 Performance Results for Performance-Based Restricted Share Units – 2016 Grant
Prior to 2017, performance-based restricted share unit awards were earned at the end of a three-year performance period based on the average of the annual payout percentages over the three-year period. Consequently, grants made in 2016 were still subject to the 2018 annual performance period, which represents the final one-third tranche of the 2016 grant. The results for the 2018 performance period of the 2016 grant were as follows:
Performance Metric	Payout Percentage					2018 Actual	Plan Result	Weighting	Payout Result
	0%	50%	100%	150%	200%
Revenue ($M)	$13,297 or below	$13,499	$13,700	$14,305	$14,507 or above	$14,076	131.0%	25%	32.8%
EBITDA Margin (%)	14.3% or below	15.2%	16.1%	18.8%	19.7% or above	14.0%	0.0%	25%	0.0%
RONA (%)	7.9% or below	9.3%	10.6%	14.0%	14.7% or above	9.1%	45.6%	50%	22.8%
							TOTAL	100%	55.5%
The 2016 grant, which vested in January 2019 after the three-year 2016–2018 performance period, was the last outstanding award to include an annual performance period, with the final one-third tranche subject to the 2018 annual performance period. LTI performance-based restricted share unit awards granted since 2017 are based on three-year performance periods: 2017–2019 for the 2017 grant and 2018–2020 for the 2018 grant.
See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.
Individual Compensation Arrangements and Performance-Based Pay Decisions

Executive Vice President and Chief Financial Officer – Kenneth J. Giacobbe
In January 2018, the Compensation Committee awarded Mr. Giacobbe performance share awards and stock options with a total grant-date value of $1,200,140, taking into consideration relevant peer company data and based on his individual performance in 2017. Eighty percent of the award ($960,089) was granted in the form of performance-based restricted share units, and 20% ($240,051) in stock options, which was in line with his target award. To better align his pay with those of industry peer companies and based on his individual performance review in 2017, Mr. Giacobbe received a base salary increase in 2018 of 3% over his then most current 2017 base salary. Despite continued strong individual performance and substantial contributions to the strategy review in 2018, Mr. Giacobbe’s annual IC award for 2018 of  $94,813 was below target at 18.5%, which was based on the final Corporate IC plan total weighted result of 18.5%, as described above, and a corresponding 100% individual multiplier.
Executive Vice President and Group President, Global Rolled Products and Transportation and Construction Solutions – Timothy D. Myers
In January 2018, the Compensation Committee awarded Mr. Myers performance share awards and stock options with a total grant-date value of  $1,320,225, taking into consideration relevant peer company data and based on his individual performance in 2017. Eighty percent of the award ($1,056,189) was granted in the form of performance-based restricted share units, and 20% ($264,036) in stock options, which was above the target award based on his strong performance leading the combined GRP and TCS groups in 2017. To better align his pay with those of industry peer companies and based on his individual performance review in 2017, Mr. Myers received a base salary increase in 2018 of 4% over his then most current 2017 base salary. Despite continued strong individual performance in 2018, Mr. Myers’ annual IC award for 2018 of $233,818 was below target at 43.1%. The award was based on the final Corporate (weighted at 40%) and combined TCS and GRP IC plan (weighted at 60%) totals of 18.5% and 59.4%, respectively, and a corresponding 100% individual multiplier.

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

Executive Vice President, Chief Legal Officer and Secretary – Katherine H. Ramundo
In January 2018, the Compensation Committee awarded Ms. Ramundo performance share awards and stock options with a total grant-date value of  $1,200,140, taking into consideration relevant peer company data and based on her individual performance in 2017. Eighty percent of the award ($960,089) was granted in the form of performance-based restricted share units, and 20% ($240,051) in stock options, which was in line with her target award. Ms. Ramundo has not received any base salary increase since her commencement of employment with Arconic in September 2016. Despite exceptional individual performance and substantial contributions to the strategy review in 2018, Ms. Ramundo’s annual IC award for 2018 of $101,750 was below target at 18.5%, which was based on the final Corporate IC plan total weighted result of 18.5%, as described above, and a corresponding 100% individual multiplier. In May 2018, Ms. Ramundo also received a special one-time retention equity award with a grant-date value of  $1,000,095 in the form of RSUs, which will vest on December 31, 2019, subject to her continued employment with the Company. In light of the level of management turnover accompanying the CEO transition process and challenges of the strategy review that would be the focus of most of the year, along with the uncertainty created by the announcement of the pending relocation of the Company headquarters from New York where Ms. Ramundo is based, the Compensation Committee believed that it would be in the best interest of the Company to ensure that Ms. Ramundo remain incentivized to continue her employment with Arconic and to minimize distractions. Therefore, the Compensation Committee awarded Ms. Ramundo this retention award to help secure her services through this critical period in the history of the Company.
Former Chief Executive Officer–Charles P. Blankenship
On October 19, 2017, the Company entered into a letter agreement with Mr. Blankenship in connection with his appointment as Chief Executive Officer of the Company, which became effective on January 15, 2018 (the “Effective Date”). Pursuant to the letter agreement, Mr. Blankenship’s annual base salary was $1,250,000 and his target annual cash incentive compensation opportunity was 150% of his salary. He received a 2018 annual equity award with a grant date fair value of $8,500,138, which was issued on January 19, 2018. Eighty percent of the award ($6,800,104) was granted in the form of performance-based restricted share units, and 20% ($1,700,034) in stock options, which was in line with his target award taking into consideration relevant CEO peer group company data. In addition, Mr. Blankenship was paid a special sign-on cash bonus of $650,000 and granted special one-time equity awards of stock options with a grant date fair value of $4,000,030, vesting in full on the fourth anniversary of the grant date, as well as restricted share units with a grant date fair value of $3,000,242, vesting in full on the third anniversary of the grant date. The special one-time equity awards were issued on January 19, 2018 and were subject to his continued employment with the Company and the 50% holding requirement until stock ownership requirements are met. Pursuant to the letter agreement, Mr. Blankenship was also required to purchase shares of Arconic common stock with an aggregate purchase price of $1,000,000 by June 30, 2018, which may not be disposed of until the earlier of (1) the date upon which he meets the stock ownership guidelines or (2) termination of employment. Following his separation from the Company on February 6, 2019, all unvested equity stock awards and stock options were forfeited and canceled, including his special one-time equity awards in their entirety and the majority of his January 2018 annual equity award (other than one-third of his 2018 annual stock option grant, which vested on January 19, 2019).
Under the terms of his letter agreement, Mr. Blankenship was eligible to participate in the Company’s Executive Severance Plan and Change in Control Severance Plan and that, for purposes of his participation in the Executive Severance Plan, a resignation by him for good reason (as defined in the letter agreement) would constitute a severance event. Mr. Blankenship also entered into a confidentiality, developments, non-competition and non-solicitation agreement attached to the letter agreement, which includes a perpetual confidentiality covenant as well as non-competition and employee and customer non-solicitation covenants that apply during employment and for a period of one year following termination of employment for any reason.
Former Executive Vice President, Strategy and Development – Mark J. Krakowiak
Mr. Krakowiak commenced his employment at Arconic in his role as EVP, Strategy and Development, on January 29, 2018. Mr. Krakowiak did not receive any annual LTI award in 2018, having started after the annual grant date. However, pursuant to the terms in his offer letter, Mr. Krakowiak was entitled to a sign-on LTI equity award of  $1,200,000 in the form of time-vested RSUs in two tranches, subject to continued employment at the time of each vesting tranche. The first tranche was in the amount of  $700,107 and was granted on February 15, 2018, subject to ratable vesting over three years. The second tranche of

2019 Proxy Statement
Executive Compensation — Compensation Discussion and Analysis (continued)

$500,000 would have been granted one year thereafter in February 2019, subject to cliff vesting upon the second anniversary from the date of grant. He also received a one-time $500,000 cash sign-on bonus. Mr. Krakowiak’s annual IC award for 2018 of $64,348 was below target at 18.5%, which was based on the final Corporate IC plan total weighted result of 18.5%, as described above, and a corresponding 100% individual multiplier. Following his separation from the Company on February 8, 2019, the first tranche of Mr. Krakowiak’s sign-on LTI equity award was forfeited and canceled in its entirety and the second tranche was not granted.
Former Executive Vice President and Group President, Engineered Products and Solutions – Eric V. Roegner
In January 2018, the Compensation Committee awarded Mr. Roegner performance share awards and stock options with a total grant-date value of  $1,200,140, taking into consideration relevant peer company data and based on his individual performance in 2017. Eighty percent of the award ($960,089) was granted in the form of performance-based restricted share units, and 20% ($240,051) in stock options, which was in line with his target award. To better align his pay with those of industry peer companies, Mr. Roegner received a base salary increase in 2018 of 5% over his then most current 2017 base salary. He received an amount below his target annual incentive compensation payment of  $23,695, which was prorated through his separation from the Company in July 2018 and factored in the Corporate and EP&S Group payout results of 18.5% and 0% (weighted 40% and 60%), respectively, under the annual IC plan. As Mr. Roegner was not retirement-eligible at the time of his separation from the Company, any unvested equity stock awards and stock options were forfeited and canceled, including his January 2018 award in its entirety.
Former Interim CEO – David P. Hess
Mr. Hess served as Interim CEO at a monthly base salary rate of $91,667, which applied until the appointment of Mr. Blankenship as CEO on January 15, 2018. Mr. Hess was ineligible to participate in the Company’s IC plan in any year. All equity grants made to him in 2018 were awarded in his capacity as a Board member in accordance with our Director compensation program (see the “Director Compensation” section starting on page 15).

2019 Proxy Statement
Executive Compensation (continued)

2018 Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kenneth J. Giacobbe Executive Vice President and Chief Financial Officer	2018	$512,500	$0	$960,089	$240,051	$94,813	$0	$105,621	$1,913,074
	2017	$493,333	$0	$1,348,867	$324,018	$357,987	$308,675	$324,571	$3,157,451
	2016	$386,250	$0	$390,381	$0	$281,824	$149,741	$429,478	$1,637,674
Timothy D. Myers Executive Vice President and Group President, Global Rolled Products and Transportation and Construction Solutions	2018	$542,500	$0	$1,056,189	$264,036	$233,818	$0	$57,120	$2,153,663
	2017	$436,250	$0	$949,308	$228,052	$396,356	$516,994	$19,333	$2,546,293
Katherine H. Ramundo Executive Vice President, Chief Legal Officer and Secretary	2018	$550,000	$0	$1,960,185	$240,051	$101,750	$0	$60,953	$2,912,938
	2017	$550,000	$0	$999,226	$240,008	$381,755	$0	$54,498	$2,225,487
Chip Blankenship1 Former Chief Executive Officer	2018	$1,204,710	$0	$9,800,346	$5,700,064	$0	$0	$952,087	$17,657,207
David P. Hess2 Former Interim Chief Executive Officer	2018	$39,855	$0	$0	$0	$0	$0	$27,563	$67,418
	2017	$802,669	$744,100	$3,019,240	$0	$0	$0	$170,764	$4,736,773
Mark J. Krakowiak3 Former Executive Vice President, Strategy and Development	2018	$463,768	$0	$700,107	$0	$64,348	$0	$530,413	$1,758,636
Eric V. Roegner4 Former Executive Vice President and Group President, Engineered Products and Solutions	2018	$320,208	$0	$960,089	$240,051	$23,695	$0	$1,219,858	$2,763,901
	2017	$478,482	$0	$729,590	$0	$317,821	$0	$55,241	$1,581,134
Notes to 2018 Summary Compensation Table:
Column (a) – Named Executive Officers. The named executive officers include the former Chief Executive Officer, the former Interim Chief Executive Officer, the Chief Financial Officer, and the four other most highly compensated executives who, other than Mr. Roegner, were serving as executive officers at December 31, 2018. Under applicable SEC rules, we have excluded 2016 and 2017 compensation for Messrs. Blankenship and Krakowiak and 2016 compensation for Messrs. Hess, Myers, and Roegner and Ms. Ramundo, as they were not named executive officers in those years. For purposes of determining the most highly compensated executive officers, the amounts shown in column (h) were excluded.
1
Mr. Blankenship served as CEO from January 15, 2018 until the appointment of John C. Plant as Chairman and Chief Executive Officer on February 6, 2019. As Mr. Blankenship was not retirement-eligible at the time of his separation from the Company, any unvested equity stock awards and stock options were forfeited and canceled, including his 2018 stock awards in their entirety and two-thirds of his 2018 annual option award.

2019 Proxy Statement
Executive Compensation (continued)

2
Mr. Hess served as Interim CEO until the appointment of Mr. Blankenship as CEO on January 15, 2018. Mr. Hess’s 2018 salary amount does not include any cash retainer amount and stock awards for his services as a non-employee board member following his resignation as Interim CEO. His 2018 non-employee director compensation may be found on page 18 in the 2018 Director Compensation table. Mr. Hess’s 2017 salary amount includes $14,333 in cash retainer, and his 2017 stock award includes $19,076 in RSUs, both of which were received as a board member prior to his appointment as Interim CEO on April 13, 2017.

3
Mr. Krakowiak served as EVP, Strategy and Development from January 29, 2018 until February 8, 2019. Based on the terms of his sign-on equity award, as Mr. Krakowiak was not retirement-eligible at the time of his separation from the Company, his unvested stock award was forfeited and canceled in its entirety.

4
Mr. Roegner’s salary amount reflects the time he served as EVP, EP&S until his separation from the Company on July 31, 2018. As Mr. Roegner was not retirement-eligible at the time of his separation from the Company, any unvested equity stock awards and stock options were forfeited and canceled, including his 2018 stock and option awards in their entirety.

Column (c) – Salary. This column represents each of the named executive officer’s annual base salary. Effective March 1, 2018, the Compensation and Benefits Committee approved salary increases for Messrs. Giacobbe, Myers and Roegner based on their strong performance in the previous year and to bring their salaries closer to market. Further details are included in the “Individual Compensation Arrangements and Performance-Based Pay Decisions” section on pages 51-53.
Columns (e) and (f) – Stock Awards and Option Awards. The value of stock awards in column (e) and stock options in column (f) equals the grant date fair value, which is calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation. Performance share awards granted in January 2018 are shown at 100% of target. The fair value of the performance awards on the date of grant was as follows:
	Grant Date Value of Performance Award
Name	At Target	At Maximum
Kenneth J. Giacobbe	$960,089	$1,920,179
Timothy D. Myers	$1,056,189	$2,112,378
Katherine H. Ramundo	$960,089	$1,920,179
Chip Blankenship	$6,800,104	$13,600,209
Eric V. Roegner	$960,089	$1,920,179
Stock awards are valued at the market price of a share of stock on the date of grant as determined by the closing price of our common stock. At the date of grant on January 19, 2018, the closing price of our common stock was $30.22. At December 31, 2018, the closing price of our common stock was $16.86.
For a discussion of the assumptions used to estimate the fair value of stock awards and stock options, please refer to the following sections and pages in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018: “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Stock-Based Compensation” on pages 50 to 51, and the disclosures on “Stock-Based Compensation” in Notes A and I to the Consolidated Financial Statements on pages 62 and 86 to 87, respectively.

2019 Proxy Statement
Executive Compensation (continued)

Column (g) – Non-Equity Incentive Plan Compensation. Reflects cash payments made under the annual Incentive Compensation Plan for 2018 performance. See the “2018 Annual Cash Incentive Compensation Plan Design, Targets and Results” section starting on page 50.
Column (h) – Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts shown reflect the aggregate change in the actuarial present value in each year of each named executive officer’s accumulated benefit under all defined benefit and actuarial plans, including supplemental plans. Increases are attributable to changes in the discount rate and mortality assumptions used for measurement of pension obligations year over year. Messrs. Blankenship, Hess, Krakowiak and Roegner and Ms. Ramundo have no changes in pension value in any of their years of reportable compensation because they were not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006 and subsequently frozen to future benefit accruals as of April 1, 2018. For 2018, Messrs. Giacobbe and Myers had net decreases of  $77,002 and $173,407, respectively, which for purposes of the Summary Compensation Table must be reported as $0, as negative values may not be applied.
Earnings on deferred compensation are not reflected in this column because the return on earnings is calculated in the same manner and at the same rate as earnings on externally managed investments of salaried employees participating in the tax-qualified 401(k) plan, and dividends on Company stock are paid at the same rate as dividends paid to shareholders.
Column (i) – All Other Compensation.
Company Contributions to Savings Plans.
Name	Company Matching Contribution		3% Retirement Contribution		Total Company Contribution
	Savings Plan	Def. Comp. Plan	Savings Plan1	Def. Comp. Plan
Kenneth J. Giacobbe	$15,950	$0	$16,500	$6,675	$39,125
Timothy D. Myers	$16,500	$16,050	$16,500	$8,070	$57,120
Katherine H. Ramundo	$16,500	$16,500	$8,250	$19,703	$60,953
Chip Blankenship	$16,500	$52,250	$8,250	$27,891	$104,891
David P. Hess	$0	$0	$8,250	$15,269	$23,519
Mark J. Krakowiak	$16,500	$0	$8,250	$5,663	$30,413
Eric V. Roegner	$16,500	$2,713	$8,250	$11,774	$39,236
1
Savings Plan contributions for Messrs. Giacobbe and Myers include 3% transitional contributions applicable from April 1, 2018 through December 31, 2018.

Company Aircraft. In 2018, the incremental cost of Mr. Blankenship’s personal use of Company aircraft was valued at $197,196 and for Mr. Hess $852. The incremental cost for the use of the Company aircraft is calculated based on the variable costs to the Company, including fuel costs, mileage, trip-related maintenance, universal weather monitoring costs, on-board catering, landing and ramp fees and other miscellaneous variable costs. Fixed costs, which do not change based on usage, such as pilot salaries, the lease costs of the Company aircraft and the cost of maintenance not related to trips, are excluded.
Relocation and Other Expenses. In 2018, Arconic provided relocation benefits to Mr. Giacobbe totaling $66,496, which includes a tax gross-up of  $31,386, stemming from his move to New York, NY pursuant to his appointment as Executive Vice President and Chief Financial Officer of the Company in 2016 upon separation. Mr. Hess received a tax gross-up of  $3,192 related to his temporary benefits and arrangements as Interim CEO.
Sign-On Bonuses. In accordance with the terms of his letter agreement dated October 19, 2017, upon his appointment as CEO, Mr. Blankenship received a cash sign-on bonus of  $650,000. Mr. Krakowiak joined Arconic on January 29, 2018 and received a cash sign-on bonus of  $500,000 in accordance with the terms of his offer letter.
Severance Payments.
Pursuant to the Company’s Executive Severance Plan, Mr. Roegner was paid the following on January 31, 2019, in accordance with the terms of his separation agreement dated July 31, 2018:
•
Lump sum severance of $1,113,000, which is equivalent to annual salary and annual target incentive compensation.

2019 Proxy Statement
Executive Compensation (continued)

•
Lump sum payment of $66,780, which is equivalent to two years of annual 3% Company ERIC contribution.

•
Continuation of health care benefits for two years (with an estimated value of $842).

2018 Grants of Plan-Based Awards

Name	Grant Dates	Estimated Future Payouts Under Non-Equity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			All Other Stock Awards: Number of Shares of Stock or Units3 (#)	All Other Option Awards: Number of Securities Underlying Options4 (#)	Exercise or Base Price of Option Awards ($/sh)	2018 Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Kenneth J. Giacobbe		$256,250	$512,500	$1,537,500
	1/19/2018				0	31,770	63,540		24,520	$30.22	$1,200,140
Timothy D. Myers		$271,250	$542,500	$1,627,500
	1/19/2018				0	34,950	69,900		26,970	$30.22	$1,320,225
Katherine H. Ramundo		$275,000	$550,000	$1,650,000
	1/19/2018				0	31,770	63,540		24,520	$30.22	$1,200,140
	5/16/2018							55,530			$1,000,095
Chip Blankenship		$903,533	$1,807,065	$5,421,195
	1/19/2018				0	225,020	450,040	99,280	537,620	$30.22	$15,500,410
David P. Hess5	—	—	—	—	—	—	—	—	—	—	—
Mark J. Krakowiak		$173,913	$347,826	$1,043,478
	2/15/2018							27,760			$700,107
Eric V. Roegner	1/19/2018	$160,104	$320,208	$960,624	0	31,770	63,540		24,520	$30.22	$1,200,140
1
The amounts reported in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards columns represent the potential amounts for annual cash IC for 2018. Actual amounts earned by our NEOs are reflected in the 2018 Summary Compensation Table. For more information about annual cash IC awards made under the Incentive Compensation Plan, see “Compensation Discussion and Analysis.”

2
Performance-based restricted share units, granted under the 2013 Arconic Stock Incentive Plan, as Amended and Restated, which vest on the third anniversary of the grant date, with payout determined at the end of a three-year performance period based on the Company’s achievement of performance measures and generally subject to continued employment. See “Compensation Discussion and Analysis.”

3
Time-vested restricted share unit awards granted under the 2013 Arconic Stock Incentive Plan, as Amended and Restated. Mr. Blankenship’s restricted share units would have vested in full on the third anniversary of the grant date but were forfeited and canceled due to his separation from the Company. Ms. Ramundo’s restricted share units will vest in full at the end of 2019. Mr. Krakowiak’s restricted share units would have vested ratably over a three-year period but were forfeited and canceled due to his separation from the Company.

4
Time-vested stock options granted under the 2013 Arconic Stock Incentive Plan, as Amended and Restated. The stock options listed in this column have a maximum term of ten years and vest ratably over a three-year period, generally subject to continued employment, other than 363,970 of Mr. Blankenship’s stock options, which would have vested in full on the fourth anniversary of the grant date (but were forfeited and canceled due to his separation from the Company).

5
Mr. Hess served as Interim CEO until the appointment of Mr. Blankenship as CEO on January 15, 2018. All equity awards made to him in 2018 were in connection with his service as a non-employee director in accordance with our Director compensation program, and are disclosed in the “2018 Director Compensation” section beginning on page 18.

2019 Proxy Statement
Executive Compensation (continued)

2018 Outstanding Equity Awards at Fiscal Year-End
Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kenneth J. Giacobbe
Stock Awards1						20,688	$348,800	97,394	$1,642,063
Time-Vested Options2	5,040	—	—	$22.92	1/20/2022
	17,254	34,506	—	$21.13	1/13/2027
	—	24,520	—	$30.22	1/19/2028
Timothy D. Myers
Stock Awards1						16,566	$279,303	81,581	$1,375,456
Time-Vested Options2	10,332	—	—	$30.51	1/26/2020
	9,027	—	—	$22.92	1/20/2022
	12,144	24,286	—	$21.13	1/13/2027
	—	26,970	—	$30.22	1/19/2028
Katherine H. Ramundo
Stock Awards1						74,277	$1,252,310	77,210	$1,301,761
Time-Vested Options2	12,780	25,560	—	$21.13	1/13/2027
	—	24,520	—	$30.22	1/19/2028
Chip Blankenship
Stock Awards1						99,280	$1,673,861	225,020	$3,793,837
Time-Vested Options2	—	537,620	—	$30.22	1/19/2028
David P. Hess4
	—	—	—	—	—	—	—	—	—
Mark J. Krakowiak
Stock Awards1						27,760	$468,034	—	—
Eric V. Roegner3
	—	—	—	—	—	—	—	—	—
*
Calculated using the closing price of Arconic’s common stock on December 31, 2018, which was $16.86 per share.

1
Stock awards in column (g) include earned performance-based restricted share unit awards and time-vested restricted share unit awards. Stock awards in column (i) include unearned performance-based restricted share unit awards at the target level. Stock awards are in the form of restricted share units that ordinarily vest three years from the date of grant, generally subject to continued employment and are paid in common stock when they vest. As noted in footnote 3 of the previous “2018 Grants of Plan-Based Awards” table: 55,530 of Ms. Ramundo’s restricted share units will vest in full at the end of 2019; 99,280 of Mr. Blankenship’s restricted share units would have vested in full on the third anniversary of the grant date but were forfeited and canceled due to his separation from the Company; and Mr. Krakowiak’s 27,760 restricted share units would have vested ratably over a three-year period but were forfeited and canceled due to his separation from the Company.

2019 Proxy Statement
Executive Compensation (continued)

2
Time-vested options include stock options granted on the annual grant date when the Compensation Committee met in January. Options granted since 2009 have a term of ten years and ordinarily vest ratably over three years (one-third each year), generally subject to continued employment, other than 363,970 of Mr. Blankenship’s stock options, which would have vested in full on the fourth anniversary of the grant date but were forfeited and canceled due to his separation from the Company.

3
As Mr. Roegner was not retirement-eligible at the time of his separation from the Company, any unvested equity awards were forfeited and canceled.

4
Mr. Hess was granted 123,210 RSUs in October 2017 relating to his Interim CEO role. The terms of such RSUs provide that the RSUs vest on January 15, 2018, with payment of the vested RSUs to be made in three equal installments on each of the first three anniversaries of the vesting date. This RSU award is disclosed in the “2018 Option Exercises and Stock Vested” table below and in the “2018 Nonqualified Deferred Compensation” table on page 61. Information about equity awards to Mr. Hess in connection with his service as a non-employee director is disclosed in the “2018 Director Compensation” section beginning on page 18.

2018 Option Exercises and Stock Vested
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Kenneth J. Giacobbe	—	—	10,281	$312,851
Timothy D. Myers	—	—	9,809	$298,488
Katherine H. Ramundo	—	—	—	—
Chip Blankenship	—	—	—	—
David P. Hess1	—	—	123,210	$3,746,816
Mark J. Krakowiak	—	—	—	—
Eric V. Roegner	31,760	$162,935	17,212	$523,761
1
Mr. Hess was granted 123,210 RSUs in October 2017 relating to his Interim CEO role. The terms of such RSUs provide that the RSUs vest on January 15, 2018, with payment of the vested RSUs to be made in three equal installments on each of the first three anniversaries of the vesting date. This RSU award is also disclosed in the “2018 Nonqualified Deferred Compensation” table on page 61. Information about equity awards to Mr. Hess in connection with his service as a non-employee director is disclosed in the “2018 Director Compensation” section beginning on page 18.

2018 CEO Pay Ratio
Background
Item 402(u) of the SEC’s Regulation S-K, which was mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires disclosure of the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation. The ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u).
Methodology and Determined Ratio
We determined the median annual total compensation by analyzing base salary and wages (including overtime, shift premium, etc.) for all active employees (annualized based on full-time or part-time hourly or salaried status for 2017 if employed for less than the full year) in and outside the United States as of December 31, 2017. Once the median employee was identified using this consistently-applied compensation metric (CACM), we calculated the median employee’s total compensation on the

2019 Proxy Statement
Executive Compensation (continued)

basis of the proxy statement summary compensation table rules. The estimated total compensation of the median employee based on this methodology and criteria for 2018 is $50,232.
For purposes of calculating the Company’s CEO pay ratio, the Company determined the total CEO compensation by adding Mr. Hess’s compensation in 2018 as Interim CEO until his resignation on January 15, 2018 (which does not include his cash retainer and RSU awards received as a board member), to Mr. Blankenship’s 2018 compensation as CEO beginning on January 15, 2018. As a result, the total CEO compensation was $17,724,625. Consequently, the annual CEO total compensation is 353 times that of the median annual total compensation of all other employees in 2018.
Additional Information
The total CEO compensation amount above includes special one-time sign on-awards of  $650,000 in cash, $3,000,242 in RSUs and $4,000,030 in stock options that Mr. Blankenship received in accordance with the terms of his letter agreement upon his appointment as CEO. Excluding these special one-time sign-on awards, the total CEO compensation amount would be $10,074,353.
Consequently, the annual CEO total compensation excluding the special one-time sign-on awards would be 201 times that of the median annual total compensation of all other employees in 2018, which the Company believes would be the more relevant measure.
2018 Pension Benefits
Name1	Plan Name(s)	Years of Credited Service	Present Value of Accumulated Benefits	Payments During Last Fiscal Year
Kenneth J. Giacobbe	Arconic Retirement Plan	13.78	$377,115
	Excess Benefits Plan C		$498,596
	Total		$875,711	N/A
Timothy D. Myers	Arconic Retirement Plan	26.52	$949,231
	Excess Benefits Plan C		$1,268,304
	Total		$2,217,535	N/A
1
Ms. Ramundo and Messrs. Blankenship, Krakowiak, Hess and Roegner do not appear in the table as they are not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006.

Valuation and Assumptions: For a discussion of the valuation method and assumptions applied in quantifying the present value of the accumulated benefit, please refer to the following sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018: “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Pension and Other Postretirement Benefits” and Note G to the Consolidated Financial Statements.
Qualified Defined Benefit Plan. In 2018, Messrs. Giacobbe and Myers participated in the Arconic Retirement Plan. The Arconic Retirement Plan is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees. Benefits under the plan are based upon years of service and final average earnings as of March 31, 2018. Final average earnings include salary plus 100% of annual cash incentive compensation, and are calculated using the average of the highest five of the last ten years of earnings (high consecutive five for Mr. Giacobbe). The amount of annual compensation that may be taken into account under the Arconic Retirement Plan is subject to a limit imposed by the U.S. tax code, which was $275,000 for 2018. The base benefit payable at age 65 is 1.1% of final average earnings up to the Social Security covered compensation limit plus 1.475% of final average earnings above the Social Security covered compensation limit, times years of service. Final average earnings and service after April 1, 2018 are no longer reflected as the company has moved all future benefits to the Arconic Retirement Savings Plan. Benefits are payable as a single life annuity, a reduced 50% joint and survivor annuity, a reduced 75% joint and survivor annuity, or a single lump sum payment after termination of employment.

2019 Proxy Statement
Executive Compensation (continued)

Nonqualified Defined Benefit Plans. Messrs. Giacobbe and Myers participate in the Excess Benefits Plan C. This plan is a nonqualified plan which provides for benefits taking into account compensation that exceeds the limits on compensation imposed by the U.S. tax code. The benefit formula is identical to the Arconic Retirement Plan formula. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.
Arconic Retirement Savings Plan. For U.S. salaried employees, the Company makes an Employer Retirement Income Contribution (ERIC) in an amount equal to 3% of salary and annual incentive eligible for contribution to the Arconic Retirement Savings Plan. This benefit was previously provided to employees hired after March 1, 2006, including Messrs. Blankenship, Krakowiak, Hess and Roegner and Ms. Ramundo, as a pension contribution in lieu of a defined benefit pension plan. However, following the freeze of pension accruals effective April 1, 2018, all salaried employees are now eligible. In addition to the 3% ERIC contributions, Messrs. Giacobbe and Myers were eligible for 3% transition contribution to the Arconic Retirement Savings Plan from April 1, 2018 through December 31, 2018, as were all other employees impacted by the freeze of pension accruals. The Company contributed $8,250 to each of the aforementioned individuals’ accounts in 2018 and $16,500 each to Messrs. Giacobbe and Myers. In addition, all U.S. salaried employees, including the named executive officers, are eligible to receive a Company matching contribution of 100% up to the first 6% of deferred salary. In 2018, the Company matching contribution amount was $16,500 each for Messrs. Blankenship, Myers, Krakowiak and Roegner and Ms. Ramundo and $15,950 for Mr. Giacobbe. Mr. Hess did not make any contributions to the plan. These amounts are included in the column “All Other Compensation” in the “2018 Summary Compensation Table” on page 54.
2018 Nonqualified Deferred Compensation
Name	Executive Contributions in 2018 ($)	Registrant Contributions in 2018 ($)	Aggregate Earnings in 2018 ($)	Aggregate Withdrawals Distributions ($)	Aggregate Balance at 12/31/2018 FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
Kenneth J. Giacobbe	$0	$6,675	$539 E	—	$31,665
			$0 D
Timothy D. Myers	$26,900	$24,120	$0 E	—	$355,061
			$3,972 D
Katherine H. Ramundo	$16,500	$36,203	$0 E	—	$96,080
			$0 D
Chip Blankenship	$52,250	$80,141	$0 E	—	$121,248
			$0 D
David P. Hess	$3,746,8161	$15,269	$562 E	$31,723	$2,077,321
			$0 D
Mark J. Krakowiak	$0	$5,663	$0 E	—	$5,409
			$0 D
Eric V. Roegner	$51,662	$14,486	$0 E	—	$1,919,131
			$338 D
E—Earnings
D—Dividends on Arconic common stock or share equivalents
1
Mr. Hess was granted 123,210 RSUs in October 2017 relating to his Interim CEO role. The terms of such RSUs provide that the RSUs vest on January 15, 2018, with payment of the vested RSUs to be made in three equal installments on each of the first three anniversaries of the vesting date.

The investment options under the nonqualified Deferred Compensation Plan are the same choices available to all salaried employees under the Arconic Retirement Savings Plan and the named executive officers do not receive preferential earnings on their investments. The named executive officers may defer up to 25% of their salaries in total to the Arconic Retirement Savings Plan and Deferred Compensation Plan and up to 100% of their annual cash incentive compensation to the Deferred Compensation Plan.

2019 Proxy Statement
Executive Compensation (continued)

The Company contributes matching contributions on employee base salary deferrals that exceed the limits on compensation imposed by the U.S. tax code. In 2018, the Company matching contribution amount was $52,250 for Mr. Blankenship, $16,050 for Mr. Myers, $16,500 for Ms. Ramundo and $2,713 for Mr. Roegner. No matching contributions were made for Messrs. Giacobbe, Krakowiak, or Hess, as they did not make any deferred elections under the plan.
In addition, when the U.S. tax code limits Employer Retirement Income Contributions (ERIC) and 2018 transition contributions, if applicable, to the Arconic Retirement Savings Plan are reached, the ERIC and transition contributions are made into the Deferred Compensation Plan. In 2018, the Company contributed $27,891 for Mr. Blankenship, $6,675 for Mr. Giacobbe, $8,070 for Mr. Myers, $5,663 for Mr. Krakowiak, $19,703 for Ms. Ramundo, $15,269 for Mr. Hess and $11,774 for Mr. Roegner.
These amounts are included in the column “All Other Compensation” in the “2018 Summary Compensation Table” on page 54.
All nonqualified pension and deferred compensation obligations are general unsecured liabilities of the Company until paid. Upon termination of employment, deferred compensation will be paid in cash as a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility. The foregoing terms do not apply to the RSUs granted to Mr. Hess as Interim CEO, which vested on January 15, 2018, with payment of the vested RSUs to be made in three equal installments on each of the first three anniversaries of the vesting date.
Potential Payments upon Termination or Change in Control
Executive Severance Plan. All of the NEOs, other than Mr. Hess, were eligible for the Company’s Executive Severance Plan during 2018. The plan provides that, upon a termination of employment without cause and subject to execution and non-revocation of a general release of legal claims against the Company, the applicable NEO will receive a cash severance payment equal to one year of base salary and one year of target annual cash incentive (two years for the Chief Executive Officer), continued health care benefits for a two-year period, and two additional years of retirement accrual calculated as described in the plan.
The following table shows the severance payments and benefits that would have been payable to Messrs. Blankenship, Giacobbe, Myers and Krakowiak and Ms. Ramundo under the Executive Severance Plan upon a termination without cause on December 31, 2018. Mr. Hess was not eligible for the Executive Severance Plan. In connection with Mr. Roegner’s separation from the Company in July 2018, he received severance payments and benefits pursuant to the Executive Severance Plan—see the “2018 Summary Compensation Table” and the accompanying footnotes above.
Name	Estimated Net Present Value of Cash Severance Payments	Estimated Net Present Value of Two Years Additional Retirement Accrual	Estimated net present value of continued active health care benefits	Total
Kenneth J. Giacobbe	$1,004,731	$60,284	$39,692	$1,104,707
Timothy D. Myers	$1,065,210	$63,913	$40,334	$1,169,457
Katherine H. Ramundo	$1,073,014	$64,381	$591	$1,137,986
Chip Blankenship	$6,096,671	$182,900	$40,334	$6,319,905
Mark J. Krakowiak	$853,534	$51,212	$1,963	$906,709
Change in Control Severance Plan. All of the NEOs, other than Mr. Hess, were eligible for the Company’s Change in Control Severance Plan during 2018. The plan is designed to serve shareholders by assuring that the Company will have the continued dedication of the covered executives, notwithstanding the possibility, threat or occurrence of a change in control. These protections are intended to encourage the executives’ full attention and dedication to the Company in the event of any threatened or pending change in control, which can result in significant distraction by virtue of the personal uncertainties and risks that executives frequently face under such circumstances. Severance benefits under the Change in Control Severance Plan are provided upon a termination of employment without cause or resignation by the executive for good reason, in either case within two years after a change in control of the Company.

2019 Proxy Statement
Executive Compensation (continued)

Upon a qualifying termination, the severance benefits under the Change in Control Severance Plan are: (i) a cash payment equal to two times annual salary plus target annual cash incentive compensation, (ii) a cash payment equal to the target annual cash incentive compensation amount prorated through the severance date, (iii) continuation of health care benefits for two years, (iv) two additional years of applicable pension credit and company savings plan contributions, and (v) six months of outplacement benefits. The multiple on the benefits (i-iv) for the Chief Executive Officer is three. There is no excise tax gross-up provision under the Plan.
The terms of the 2013 Arconic Stock Incentive Plan, as Amended and Restated, provide that unvested equity awards, including awards held by the continuing NEOs, do not immediately vest upon a change in control if a replacement award is provided. However, the replacement award will vest immediately if, within a two-year period following a change in control, a plan participant is terminated without cause or leaves for good reason. Performance-based stock awards will be converted to time-vested stock awards upon a change in control under the following terms: (i) if 50% or more of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on actual performance completed as of the date of the change in control; or (ii) if less than 50% of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on the target number or value.
The following table shows the severance payments and benefits that would have been payable to the eligible NEOs under the Change in Control Severance Plan if both a change in control and a termination without cause or resignation for good reason occurred on December 31, 2018, under the terms of the plan as in effect on such date, as well as the estimated net present value of unvested equity awards that would have become vested upon such termination or resignation. Equity award values are estimated using the Company’s closing stock price on December 31, 2018, which was $16.86 per share. Mr. Hess was not eligible for the Change in Control Severance Plan.
Change in Control Severance Benefits
Name	Estimated net present value of change in control severance and benefits
Kenneth J. Giacobbe	$4,287,661
Timothy D. Myers	$4,225,791
Katherine H. Ramundo	$4,366,013
Chip Blankenship	$16,108,721
Mark J. Krakowiak	$2,368,783
Retirement Benefits. If Mr. Giacobbe had voluntarily terminated employment as of December 31, 2018, it is estimated that his pension would have paid an annual annuity of $43,726 starting at age 55. If Mr. Myers had voluntarily terminated employment as of December 31, 2018, it is estimated that his pension would have paid an annual annuity of  $204,591 starting at age 62.
Messrs. Blankenship and Krakowiak and Ms. Ramundo were not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006 and subsequently frozen to future benefit accruals as of April 1, 2018.

2019 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares
We are seeking shareholder approval to amend and restate the 2013 Arconic Stock Incentive Plan, as Amended and Restated (the “2013 Plan” or “Amended 2013 Plan,” as applicable), to authorize 20,000,000 additional shares of common stock for issuance thereunder, to extend the term of the plan by one year and to adopt certain other changes described below. In February 2019, the Board of Directors approved the Amended 2013 Plan, subject to approval by shareholders at the May 2019 annual meeting. If approved, the Amended 2013 Plan will become effective on May 14, 2019 (the “Amendment Effective Date”). If the Amended 2013 Plan is not approved by shareholders, then the existing 2013 Plan will continue in full force and effect, for as long as shares remain available for issuance thereunder.
Board Recommendation

The Board recommends that you vote for approval of the Amended 2013 Plan. The Board believes that it is in the best interests of the Company and our shareholders to approve the Amended 2013 Plan so that we have sufficient shares available to continue to offer equity awards and motivate outstanding employee performance. Based on the amount of awards granted in the past, as discussed in more detail below, the shares remaining available for awards under the 2013 Plan will be insufficient to satisfy our equity compensation needs beyond 2021. The 2013 Plan is the Company’s only active employee equity plan. If our shareholders do not approve the Amended 2013 Plan, we will experience a shortfall of shares available for issuance for stock-based compensation awards that may adversely affect our ability to attract, retain and reward employees who contribute to our long-term success, placing us at a competitive disadvantage.
The Board of Directors recommends a vote “FOR” ITEM 4, the approval of the 2013 Arconic Stock Incentive Plan, as Amended and Restated, including increase of reserved shares
Outstanding Awards

Set forth below is information regarding awards currently outstanding under the 2013 Plan and the 2009 Alcoa Stock Incentive Plan. The Company made its annual equity grant to employees in February 2019 and those awards are included in the data below.
Selected Data as of March 15, 2019:
Stock options outstanding	9,557,304
Weighted average exercise price	$24.80
Weighted average remaining contractual life	4.04 years
Restricted share units outstanding (unvested)1	6,230,854
Shares remaining for grant under the 2013 Plan2	15,695,465
1
Does not include employment inducement awards granted outside of the Company’s stock incentive plans pursuant to the exemption from shareholder approval under the NYSE’s Listed Company Manual Rule 303A.08. Such awards were granted on February 15, 2019, consisting of 1,000,000 restricted share units granted to Chairman and CEO, John C. Plant, and 385,000 restricted share units granted to President and COO, Elmer L. Doty.

2
Under the 2013 Plan, stock-based awards are granted from a pool of available shares, with stock options and stock appreciation rights counting against such pool as 1 share and restricted shares and restricted share units (full value awards) counting as 2.33 shares (this share counting rule is unchanged under the Amended 2013 Plan).

For additional information regarding stock-based awards previously granted, see Note I to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

2019 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares  (continued)

Request for Increase in Share Reserve for the Amended 2013 Plan

We are requesting 20,000,000 shares to be added to our share reserve under the Amended 2013 Plan. Unless and until the Amended 2013 Plan is approved by our stockholders, no awards may be granted thereunder with respect to the additional shares for which we are requesting approval. The Amended 2013 Plan has a total fungible equity pool, assigning a ratio for counting usage of shares upon issuance of stock options and stock appreciation rights of one to one so that a grant of a stock option or stock appreciation right will be counted against the share limit as one share of common stock, and assigning a ratio for counting usage of shares upon issuance of restricted shares, restricted share units or other awards (that is, full value awards) of 2.33 to one, so that any grant of a full value award will be counted against the maximum share limit as 2.33 shares of common stock.
Our potential dilution, or “overhang,” from outstanding awards and shares available for future awards under the Amended 2013 Plan is approximately 6.5%. This percentage is calculated on a fully-diluted basis, by dividing the total shares underlying outstanding stock-based awards (15,788,158) plus the shares available for future awards under the Amended 2013 Plan (15,695,465) (together, the numerator) by the total shares of Company common stock outstanding as of March 25, 2019 (453,083,173) plus the number of shares in the numerator.
We have calculated that the average “burn rate” for awards that we granted in the last three fiscal years is approximately 1.2%. “Burn rate” is the number of awards granted (stock options and restricted share units) divided by the weighted average number of common shares outstanding (basic). We calculated our average burn rate based on awards that we have granted during fiscal years 2016, 2017 and 2018 without applying any multiplier to the number of restricted share units granted.
Based solely on the average rate at which awards were granted over the past three fiscal years, and assuming that future awards under the Amended 2013 Plan would be made at this average rate, the total number of shares available for grant under the Amended 2013 Plan is calculated to last approximately three to four years. However, the amount of shares granted in the past is not necessarily indicative of the amount that may be granted in the future. The amount of future grants is not currently known and will depend on various factors that cannot be predicted, including but not limited to the stock price of the Company’s common stock on the future dates of grant, the volatility of the stock and the types of awards that will be granted.
Material Changes to the 2013 Plan

The following summary highlights the proposed material changes to the 2013 Plan. The Amended 2013 Plan also includes other administrative, clarifying, and conforming changes.
•
The number of shares reserved for issuance pursuant to awards granted under the Amended 2013 Plan has been increased by 20,000,000 shares to an aggregate of 66,666,666 shares since the inception of the plan in 2013.

•
The term of the plan has been extended by one year, such that the Amended 2013 Plan will expire on May 2, 2024.

•
The minimum vesting requirements have been revised to mandate a vesting period of at least one year for all awards (other than substitute awards and non-employee director awards that have a vesting period of at least 50 weeks), except with respect to awards relating to 5% of the shares available for grant as of the Amendment Effective Date (the previous minimum vesting provision required a three-year pro-rata vesting period for restricted shares and restricted share units, one year for options and stock appreciation rights and no minimum vesting for other awards).

•
The 2013 Plan has been updated to reflect the Tax Cuts and Jobs Act and that it is no longer possible to grant performance awards to covered employees that qualify for a deduction limit exception under Section 162(m) of the Code. For grants of performance awards to executive officers, the Amended 2013 Plan retains individual award limits, while increasing the limit for restricted share units or restricted share awards from 1,333,333 to 1,500,000 award shares per calendar year, and includes certain other performance award rules similar to those previously required under Section 162(m), in each case unless otherwise expressly determined by the Compensation and Benefits Committee of the Board.

•
The existing prohibition on the payment of dividends or dividend equivalents on unvested or unearned restricted share units has been extended to apply to all awards, including restricted shares and other awards.

•
The definition of  “fair market value” has been revised, so that where the Amended 2013 Plan requires the value of the shares to be determined as of a particular date but the NYSE is not open for business on such date, the value of a share will generally be determined by reference to the closing price reported for the immediately preceding NYSE business day, rather than on the next following business day.

2019 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares  (continued)

Key Governance Terms and Practices under the Amended 2013 Plan

The Amended 2013 Plan includes a number of provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for eligible employees and non-employee directors and shareholders’ interests. These provisions include, but are not limited to, the following:
•
No Liberal Share Recycling. Shares will not be added back to the available pool of shares authorized under the Amended 2013 Plan when shares are (i) tendered in payment of the purchase price of a stock option or other award, (ii) withheld for taxes, (iii) purchased with the proceeds of an option exercise or (iv) subject to a stock appreciation right but not issued upon settlement thereof.

•
Minimum Vesting Periods. Generally, all awards granted under the Amended 2013 Plan will have a minimum vesting period of one year measured from the date the award is granted, except as described above, as well as under “Minimum Vesting Requirements.”

•
Limitation on Payment of Dividends or Equivalents. The Amended 2013 Plan prohibits the payment of dividends or dividend equivalents in any form prior to the vesting of any award.

•
Double-Trigger Equity Vesting upon a Change in Control. The Amended 2013 Plan does not provide for “single-trigger” vesting acceleration upon a change in control (vesting may occur only if awards are not assumed or replaced). It provides for “double-trigger” vesting of awards that are assumed or replaced by an acquirer, which generally means that vesting would accelerate only if the participant is terminated without cause or quits for good reason (as those terms are defined in the Arconic Inc. Change in Control Severance Plan) within 24 months following the change in control.

•
No Repricing. The Amended 2013 Plan expressly prohibits repricing of stock options or stock appreciation rights, whether by reducing the exercise price, granting replacement awards with a lower exercise price or replacing underwater awards with cash.

•
Clawback Feature. The Amended 2013 Plan contains a clawback feature reflecting the policy previously adopted by the Company and further authorizes the Company to recover from participants awards or payments as may be required under any Company recoupment policy then in effect or any recoupment requirement imposed by applicable laws, including pursuant to the Dodd-Frank Act. See “Corporate Governance—Recovery of Incentive Compensation” on page 31. In addition, the Amended 2013 Plan authorizes cancellation of awards if a participant engages in conduct that is injurious to the Company, monetarily, reputationally or otherwise, as well as in certain other circumstances.

•
Non-Employee Director Compensation Limit. The Amended 2013 Plan limits the aggregate amount of compensation payable to an individual as compensation for services as a non-employee director in a calendar year, whether in cash or in equity.

•
No Discounted or Reload Stock Options. The exercise price of a stock option or stock appreciation right under the Amended 2013 Plan may not be less than the fair market value of the Company’s common stock on the date such award is granted, except in connection with an adjustment upon a capitalization event or as provided for substitute awards (see “Adjustment Provision” and “Substitute Awards” below). Stock options with a reload feature will not be granted under the Amended 2013 Plan.

Principal Features of the Amended 2013 Plan

In this section we have summarized the principal features of the Amended 2013 Plan. This summary is not a complete description of the Amended 2013 Plan and is qualified in its entirety by reference to the full text of the Amended 2013 Plan, which is attached as Attachment D.
Purpose of the Amended 2013 Plan

The purpose of the Amended 2013 Plan is to encourage participants to acquire a proprietary interest in the long-term growth and financial success of the Company and to further link the interests of such individuals to the long-term interests of shareholders.
The Amended 2013 Plan authorizes the plan administrator, which will generally be the Compensation and Benefits Committee of the Board of Directors, to grant stock-based awards to employees of the Company and its subsidiaries. The Amended 2013 Plan also authorizes the Board of Directors, upon the recommendation of the Governance and Nominating Committee of the Board, to make stock-based awards to non-employee directors.

2019 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares  (continued)

Limitation on Authorized Shares and Fungible Equity Pool

If the Amended 2013 Plan is approved by shareholders, the maximum aggregate number of shares of our common stock authorized to be granted under the Amended 2013 Plan will be 66,666,666 shares, plus shares subject to any outstanding awards under prior plans as of the initial effective date of the 2013 Plan, to the extent that such awards are subsequently forfeited, cancelled or expire, subject to adjustment as described below under “Adjustment Provision.” Such number of reserved shares reflects the reverse stock split of the Company’s common stock at a ratio of 1 for 3, effective October 5, 2016. This share pool represents an increase of 20,000,000 shares to the shares available for grant under the 2013 Plan.
Shares subject to awards under the Amended 2013 Plan that are forfeited, cancelled or expire will become available for issuance thereunder. Shares tendered in payment of the purchase price of a stock option or other award or withheld to pay taxes may not be added back to the available pool of shares authorized under the Amended 2013 Plan, nor may shares purchased using option proceeds or not issued upon settlement of a stock appreciation right.
Administration of the Amended 2013 Plan

Under the Amended 2013 Plan, the Compensation and Benefits Committee of the Board (for purposes of this Item, the “Committee”), which is composed of non-employee directors, has authority to grant awards to employees of the Company and its subsidiaries, and the full Board of Directors has authority to grant awards to non-employee directors upon the recommendation of the Governance and Nominating Committee.
The Board of Directors also may assume responsibilities otherwise assigned to the Committee. The Board may not amend the Amended 2013 Plan without shareholder approval if such approval would be required pursuant to applicable law or the requirements of the New York Stock Exchange or such other stock exchange on which the shares trade. The Board or the Committee generally may not amend the Amended 2013 Plan or the terms of any award previously granted without the consent of the affected participant, if such action would materially impair the rights of such participant under any outstanding award. Neither the Board nor the Committee may amend the terms of any stock option or stock appreciation right to reduce its exercise price, or cancel or replace any outstanding options or stock appreciation rights in exchange for options or rights with lower exercise prices, or for other awards or cash at a time when the exercise price of such stock options or stock appreciation rights is higher than the fair market value of a share of the Company’s stock.
The Committee has the authority, subject to the terms of the Amended 2013 Plan, to select employees to whom it will grant awards, to determine the types of awards and the number of shares covered, to set the terms and conditions of the awards, to cancel or suspend awards and to modify outstanding awards. The Committee also has authority to interpret the Amended 2013 Plan, to establish, amend and rescind rules applicable to the Amended 2013 Plan or awards under the Amended 2013 Plan, to approve the terms and provisions of any agreements relating to Amended 2013 Plan awards, to determine whether any corporate transaction, such as a spin-off or joint venture, will result in a participant’s termination of service, to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles and to make all determinations relating to awards under the Amended 2013 Plan. The Board of Directors has similar authority with respect to awards to non-employee directors. The Amended 2013 Plan permits delegation of certain authority to executive officers in limited instances to make, cancel or suspend awards to employees who are not Arconic directors or executive officers, and the Committee may delegate other of its administrative powers to the extent not prohibited by applicable laws.
Eligibility

All employees of Arconic and its subsidiaries and all non-employee directors of Arconic are eligible to be selected as participants. As of December 31, 2018, approximately 43,000 employees, including six executive officers, and 12 non-employee directors were eligible to receive awards under the Amended 2013 Plan. As of March 15, 2019, approximately 1,650 employees, including seven executive officers, and ten non-employee directors hold awards under the Amended 2013 Plan.
Term

No award may be granted under the Amended 2013 Plan after May 2, 2024.

2019 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares  (continued)

Shares Issuable for Awards

Shares of Arconic common stock issuable under the Amended 2013 Plan may come from authorized but unissued shares, treasury shares, shares purchased on the open market or otherwise or any combination of the foregoing.
Types of Awards

The following types of awards may be granted under the Amended 2013 Plan:
•
Nonqualified stock options (without reload features);

•
Stock appreciation rights;

•
Restricted shares;

•
Restricted share units; and

•
Other forms of awards authorized by the Amended 2013 Plan.

These forms of awards may have a performance feature under which the award is not earned unless performance goals are achieved.
Minimum Vesting Requirements

The Amended 2013 Plan mandates a minimum one-year vesting period for all awards granted thereunder, except that up to 5% of the shares available for grant as of the Amendment Effective Date may be made subject to awards that do not have such a minimum vesting requirement. The minimum vesting requirement does not apply to substitute awards or to awards granted to non-employee directors which vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of the Company’s shareholders (provided such next annual meeting is at least 50 weeks after the immediately preceding year’s annual meeting). The minimum vesting requirement does not prevent the Company from granting awards that contain rights to accelerated vesting on a termination of employment or service or otherwise accelerating vesting, as provided in the Amended 2013 Plan.
Stock Option Awards

Under the Amended 2013 Plan, stock option awards entitle a participant to purchase shares of Arconic common stock during the option term at a fixed price that may not be less than the fair market value of the Company’s common stock on the date of grant, except in connection with an adjustment upon a capitalization event or as provided for substitute awards (see “Adjustment Provision” and “Substitute Awards” below). The maximum term of stock options granted is ten years. The Committee has discretion to cap the amount of gain that may be obtained in the exercise of the stock option. The option price must be paid in full by the participant upon exercise of the option, in cash, shares or other consideration having a fair market value equal to the option price or by a combination of cash, shares or other consideration specified by the Committee.
Stock Appreciation Rights

A stock appreciation right (SAR) entitles the holder to receive, on exercise, the excess of the fair market value of the shares on the exercise date (or, if the Committee so determines, as of any time during a specified period before the exercise date) over the SAR grant price. The SAR grant price is set by the Committee and may not be less than the fair market value of the Company’s common stock on the date of grant, except in connection with an adjustment upon a capitalization event or as provided for substitute awards. The Committee may grant SAR awards as stand-alone awards or in combination with a related stock option award under the Amended 2013 Plan. Payment by the Company upon exercise will be in cash, stock or other property or any combination of cash, stock or other property as the Committee may determine. The Committee has discretion to cap the amount of gain that may be obtained in the exercise of a stock appreciation right. The maximum term of stock appreciation rights is ten years, or if granted in tandem with an option, the expiration date of the option.

2019 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares  (continued)

Restricted Shares

A restricted share is a share issued with such contingencies or restrictions as the Committee may impose. Until the conditions or contingencies are satisfied or lapse, the stock is subject to forfeiture. A recipient of a restricted share award has the right to vote the shares and receive dividends on them upon vesting, unless the Committee determines otherwise. If the participant ceases to be an employee before the end of the contingency period, the award is forfeited, subject to such exceptions as authorized by the Committee.
Restricted Share Units

A restricted share unit is an award of a right to receive, in cash or shares, as the Committee may determine, the fair market value of one share of Company common stock, on such terms and conditions as the Committee may determine.
Other Awards

Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares or other property may be granted to eligible individuals, subject to such terms and conditions as approved by the Committee.
Performance Awards

A performance award may be in any form of award permitted under the Amended 2013 Plan. We have in the past granted performance awards in the form of restricted share units. The Committee may select periods of at least one year during which performance criteria chosen by the Committee are measured for the purpose of determining the extent to which a performance award has been earned. The Committee decides whether the performance levels have been achieved, what amount of the award will be paid and the form of payment, which may be cash, stock or other property or any combination thereof. Unless otherwise determined by the Committee, performance awards granted to executive officers will be subject to additional terms (see “Performance Awards Granted to Executive Officers” below).
Dividends and Dividend Equivalents

No dividends or dividend equivalents may be paid on stock options or stock appreciation rights. Dividend equivalents may not be paid on any unvested restricted share units but will be accrued and paid only if and when the restricted share units vest. No dividends or dividend equivalents may be paid on unearned performance-based restricted share units. In no event will any other award under the Amended 2013 Plan provide for the participant’s receipt of dividends or dividend equivalents in any form prior to the vesting of such award or applicable portion of such award.
Substitute Awards

The Committee may grant awards to employees of companies acquired by Arconic or a subsidiary in exchange or substitution for, or upon assumption of, outstanding stock-based awards issued by the acquired company. Shares covered by substitute awards will not reduce the number of shares otherwise available for award under the Amended 2013 Plan.
Stock Option and SAR Repricing Prohibited

The Amended 2013 Plan prohibits repricing of stock options or stock appreciation rights without shareholder approval. Repricing means the cancellation of an option or stock appreciation right in exchange for cash or other awards at a time when the exercise price of such option or stock appreciation right is higher than the fair market value of a share of the Company’s stock, the grant of a new stock option or stock appreciation right with a lower exercise price than the original option or stock appreciation right, or the amendment of an outstanding award to reduce the exercise price. The grant of a substitute award (as described above) is not a repricing, nor is an adjustment upon a capitalization event.

2019 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares  (continued)

Non-Employee Director Compensation Limit

Notwithstanding any other provision in the Amended 2013 Plan or in any Company policy regarding non-employee director compensation, the maximum amount of total compensation payable to a non-employee director for services in a calendar year may not exceed $750,000, calculated as the sum of  (i) the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718) of all awards payable in shares and the maximum cash value of any other award granted under the Amended 2013 Plan, plus (ii) cash compensation in the form of Board and committee retainers and meeting or similar fees. Compensation counts towards this limit for the calendar year in which it is granted or earned by a non-employee director, and not later when distributed, in the event it is deferred.
Adjustment Provision

The Amended 2013 Plan defines certain transactions with our shareholders, not involving our receipt of consideration, that affect the shares or the share price of the Company’s common stock as “equity restructurings” (e.g., a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend). In the event that an equity restructuring occurs, the Committee will adjust the terms of the Amended 2013 Plan and each outstanding award as it deems equitable to reflect the equity restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding award and/or adjusting the number of shares available under the Amended 2013 Plan or the individual award limitations, (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance targets or other criteria included in, outstanding awards; and (iii) granting new awards or making cash payments to participants. Such adjustments will be nondiscretionary, although the Committee will determine whether an adjustment is equitable.
Other types of transactions may also affect the Company’s common stock, such as a dividend or other distribution, reorganization, merger or other changes in corporate structure. In the event that there is such a transaction, which is not an equity restructuring, or in the case of other unusual or nonrecurring transactions or events or changes in applicable laws, regulations or accounting principles, the Committee will determine, in its discretion, whether any adjustment to the Amended 2013 Plan and/or to any outstanding awards is appropriate to prevent any dilution or enlargement of benefits under the Amended 2013 Plan or to facilitate such transactions or events or give effect to such changes in laws, regulations or principles.
Consideration for Awards

Unless otherwise determined by the Committee, and except as required to pay the purchase price of stock options, recipients of awards are not required to make any payment or provide consideration other than rendering of services.
Transferability of Awards

Awards may be transferred by laws of descent and distribution or to a guardian or legal representative or, unless otherwise provided by the Committee or limited by applicable laws, to family members or a trust for family members; provided however, that awards may not be transferred to a third party for value or consideration.
Change in Control Provisions

The definition of change in control generally provides that if one of the following events has occurred, a change in control of Arconic will have happened: (i) the acquisition by an individual, entity or group of 30% or more of the Company’s common stock or the combined voting power of all voting securities of the Company, subject to certain exceptions, (ii) individuals who, as of May 24, 2017, constituted the Board (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board, subject to certain exceptions providing, in general, that directors joining the Board after May 24, 2017 whose election or nomination is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board will be considered members of the Incumbent Board, (iii) the consummation of certain corporate transactions involving the Company, and (iv) approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

2019 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares  (continued)

The Amended 2013 Plan provides for double-trigger equity vesting in the event of a change in control. If outstanding awards under the Amended 2013 Plan are replaced by the acquirer or related entity in a change in control of the Company, those replacement awards will not immediately vest on a “single trigger” basis, but would accelerate only if the participant is terminated without cause or quits for good reason (as those terms are defined in the Arconic Inc. Change in Control Severance Plan) within 24 months following the change in control. If outstanding awards under the Amended 2013 Plan are not exchanged for replacement awards in the event of a change in control, unless the Committee determines otherwise at the time of grant of a particular award:
•
all outstanding stock option and SAR awards vest and are immediately exercisable; and

•
any restrictions, conditions or limitations on restricted share awards, restricted share units or other share unit awards lapse.

In the event of a change in control of the Company, all performance awards will be earned at the target amount of shares covered by the award if the change in control event occurs when less than 50% of the performance period has been completed, or at the actual amount of the award if the change in control event occurs when 50% or more of the performance period has been completed. Such earned performance awards then continue to vest in accordance with their original schedule unless they are not exchanged for replacement awards, in which case the treatment described above for time-based awards will apply.
Clawback

The Amended 2013 Plan contains a clawback feature reflecting the policy previously adopted by the Company and further authorizes the Company to recover from participants awards or payments as may be required under any Company recoupment policy then in effect or any recoupment requirement imposed by applicable laws, including pursuant to the Dodd-Frank Act. See “Corporate Governance — Recovery of Incentive Compensation” on page 31. In addition, the Amended 2013 Plan authorizes cancellation of awards if a participant engages in certain specified conduct that is injurious to the Company or any subsidiary or if cancellation is necessary to comply with applicable laws or due to the inability or impracticability of the Company to obtain or maintain approval from any regulatory body whose approval is necessary to lawfully grant awards or issue or sell shares under the Amended 2013 Plan.
Performance Awards Granted to Executive Officers

The Amended 2013 Plan establishes the following rules for the grant and administration of performance awards granted to executive officers, unless otherwise expressly determined by the Committee:
The vesting and payment of performance awards (other than options or stock appreciation rights) will be subject to achievement by the Company on a consolidated basis, or by specified subsidiaries, business divisions or business units and/or the individual executive officer of performance goals established by the Committee within the first 25% of the performance period, which will be one year or longer. Performance goals may be based on measures including, without limitation, (i) GAAP or non-GAAP metrics, (ii) total shareholder return or other return-based metrics, (iii) operational, strategic, corporate or personal professional objectives, (iv) sustainability or compliance targets or (v) any other metric that is capable of measurement as determined by the Committee. In addition, performance goals may be calculated to exclude special or unusual items or to take into account items such as fluctuations in market forces or foreign currency exchange rates. The Committee may adjust downward the amount payable on vesting of a performance award (other than an option or stock appreciation right) but may not adjust upward and may not waive the achievement of the performance goals. The annual limits on performance awards per executive officer are: 1,500,000 shares if the award is in the form of restricted shares or restricted share units; 3,333,333 shares if the award is in the form of stock options or stock appreciation rights; and $15 million in value if the award is paid in property other than shares.
Performance awards granted to covered executive officers under the 2013 Plan that were intended to qualify as deductible “performance-based compensation” under Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act continue to be governed by the applicable provisions of the 2013 Plan relevant to such qualified awards, notwithstanding the amendments adopted in the Amended 2013 Plan.

2019 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares  (continued)

Tax Aspects of the Amended 2013 Plan

The following is a summary of the U.S. federal income tax consequences applicable to equity awards under the Amended 2013 Plan based on current U.S. federal income tax laws. The Amended 2013 Plan is not qualified under Section 401(a) of the Code. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee, director or to our company. The provisions of the Code and regulations thereunder relating to these matters are complicated, may change and their impact in any one case may depend upon the particular circumstances. Further, this summary does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.
The grant of a nonqualified stock option or SAR under the Amended 2013 Plan has no U.S. federal income tax consequences for a U.S. citizen or resident or the Company. Upon exercise of a stock option or SAR, the participant realizes ordinary income and Arconic may take a tax deduction, subject to the limits of Section 162(m) of the Code. The amount of this deduction (subject to Section 162(m) of the Code) and income is equal to the difference between the fair market value of the shares on the date of exercise and the fair market value of the shares on the grant date. The Committee may permit or require participants to surrender Arconic shares in order to satisfy the required withholding tax obligation.
Regarding Amended 2013 Plan awards (other than options or stock appreciation rights) that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture (e.g., restricted share unit awards), a U.S. citizen or resident must recognize ordinary income equal to the cash or the fair market value of shares or other property received. Arconic may take a deduction at the same time and for the same amount, subject to the limits of Section 162(m) of the Code. If required, income tax must be withheld on the income recognized by the participant.
Regarding Amended 2013 Plan awards (other than options or SARs) that are settled in stock or other property that is subject to contingencies restricting transfer and to a substantial risk of forfeiture (e.g., restricted share awards), a U.S. citizen or resident will generally recognize ordinary income equal to the fair market value of the shares or other property received (less any amount paid by the participant) when the shares or other property first become transferable or not subject to substantial risk of forfeiture, whichever occurs first. Arconic may take a deduction at the same time and for the same amount, subject to the limits of Section 162(m) of the Code.
Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act of 2017, limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer, chief financial officer and certain of the corporation’s current and former executive officers. Prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m)’s deductibility limitation was subject to an exception for compensation meeting the requirements of  “qualified performance-based compensation.” Stock options and certain performance awards granted under the 2013 Plan (together, “Outstanding Qualified Performance-Based Awards”) were intended to qualify for such exception. The Tax Cuts and Jobs Act has eliminated the exception for qualified performance-based compensation, effective for tax years beginning after 2017. Accordingly, any amount payable to covered executive officers pursuant to such Outstanding Qualified Performance-Based Awards or otherwise in excess of  $1 million per year will be deductible only if it qualifies for limited transition relief applicable to certain written binding contracts in effect on November 2, 2017. Although Outstanding Qualified Performance-Based Awards continue to be governed by the applicable terms of the 2013 Plan as in effect prior to the adoption of the Amended 2013 Plan, due to the uncertain scope of the transition relief, no assurances can be given that amounts payable pursuant to such awards will in fact be deductible.
Section 409A of the Code imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.
Certain awards under the Amended 2013 Plan may be designed to be subject to the requirements of Section 409A in form and in operation. For example, restricted share units that provide for a settlement date following the vesting date (or such other date on which the awards become nonforfeitable) may be subject to Section 409A. If an award under the Amended 2013 Plan is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income

2019 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares  (continued)

on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
If the Committee determines that an award, payment, distribution, transaction or other action would cause a participant to become subject to taxes or penalties under Section 409A of the Code, unless otherwise determined by the Committee, such award will not be given effect and the related provisions of the Amended 2013 Plan or award agreement will be modified as necessary to comply with Section 409A of the Code, without consent of or notice to the participant.
The Committee may adjust awards to participants who are not U.S. citizens or U.S. residents to recognize differences in local law or tax policy and may impose conditions on the exercise or vesting of awards to minimize tax equalization obligations for expatriate employees.
Recent Share Price

On March 25, 2019, the closing market price for Arconic common stock on the New York Stock Exchange was
$18.60 per share.
New Plan Benefits

Future awards to employees and officers under the Amended 2013 Plan are generally made at the discretion of the Committee, or, in the case of director awards, at the discretion of the Board of Directors upon the recommendation of the Governance and Nominating Committee of the Board and subject to the parameters and compensation limits of the Amended 2013 Plan, or pursuant to a deferral election by a non-employee director under the terms of the Company’s Amended and Restated Deferred Fee Plan for Directors. Therefore, the benefits and amounts that will be received or allocated under the Amended 2013 Plan in the future are generally not determinable at this time.
However, as discussed above under “Director Compensation,” under our current Non-Employee Director Compensation Policy, each non-employee director of the Company following the 2019 Annual Meeting will be granted, on the second market trading day following the date of the meeting, an annual restricted share unit award with a grant date value equal to $150,000.
Prior Grants to Named Executive Officers and Other Employees

On November 1, 2016, Alcoa Inc. separated into two standalone companies — Arconic Inc. (the new name for Alcoa Inc.) and Alcoa Corporation. Prior to the separation, awards covering 14,717,891 shares of Alcoa Inc. common stock had been granted under the 2013 Plan, which number of shares has been adjusted to reflect a 1-for-3 reverse stock split effected on October 5, 2016 but has not been adjusted to reflect the effect of the separation. Following the reverse stock split and the separation, from November 1, 2016 to March 15, 2019, awards covering 11,480,452 shares of Arconic common stock have been granted under the 2013 Plan. All of the foregoing share amounts include any performance adjustments made on earned performance restricted share units but do not reflect any forfeitures.

2019 Proxy Statement
Item 4 Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated, Including Increase of Reserved Shares  (continued)

The following table shows, as of March 15, 2019 information regarding the grants of those awards among the persons and groups identified below. No awards have been granted under the 2013 Plan to any associate of any of our directors (including nominees) or executive officers.
Prior Grants under the 2013 Plan1
		Performance RSUs
Name and Position	Options & RSUs No. of Shares	Target No. of Shares	Maximum No. of Shares
Kenneth J. Giacobbe Executive Vice President and Chief Financial Officer	196,590	145,030	290,060
Timothy D. Myers Executive Vice President and Group President, Global Rolled Products and Transportation and Construction Solutions	118,034	130,040	260,080
Katherine H. Ramundo Executive Vice President, Chief Legal Officer and Secretary	149,037	124,810	249,620
Chip Blankenship2 Former Chief Executive Officer	636,900	225,020	450,040
David P. Hess3 Former Interim Chief Executive Officer	123,210	N/A	N/A
Mark J. Krakowiak2 Former Executive Vice President, Strategy and Development	27,760	N/A	N/A
Eric V. Roegner2 Former Executive Vice President and Group President, Engineered Products and Solutions	124,940	48,690	97,380
Current Executive Officers as a Group4:	714,896	420,460	840,920
Current Non-Executive Directors as a Group:	234,792	N/A	N/A
All Employees who are not Executive Officers, as a Group:	10,137,325	383,580	767,160
1
The number of awards granted is presented to reflect the 3-for-1 reverse stock split and on a post-separation basis but without applying the fungible equity pool protocol that we use when counting grants against our share reserve, whereby each share subject to a grant of a stock option or stock appreciation right is counted against the share reserve as one share of common stock, and each share subject to a grant of a full value award (including restricted share units and performance restricted share units) is counted against the share reserve as 2.33 shares of common stock.

2
As none of Messrs. Blankenship, Krakowiak, and Roegner were retirement-eligible at the time of their separation from employment, any unvested awards were forfeited, including a portion of the awards listed for Messrs. Blankenship and Roegner and the entirety of the awards granted to Mr. Krakowiak. See the notes to the “2018 Summary Compensation Table.”

3
Reflects Mr. Hess’s only award granted to him as Interim CEO and does not include any awards received while serving as a non-executive director, which are included in the total for “Current Non-Executive Directors as a Group.”

4
Excludes any awards received by Messrs. Plant and Doty while serving as non-executive directors, which are included in the total for “Current Non-Executive Directors as a Group.”

2019 Proxy Statement
Equity Compensation Plan Information
The following table sets forth information about Arconic’s common stock that could be issued under the Company’s equity compensation plans as of December 31, 2018.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders1	17,430,3551	$24.95	18,850,6102
Equity compensation plans not approved by security holders	—	—	—
Total	17,430,3551	$24.95	18,850,6102
The above table reflects grants as of December 31, 2018, and does not reflect grants made in 2019, including annual awards with a grant date of February 28, 2019 and employment inducement awards granted on February 15, 2019 of 1,000,000 restricted share units granted to Chairman and CEO, John C. Plant, and 385,000 restricted share units granted to President and COO, Elmer L. Doty. The inducement awards did not count under plan limits as they were granted outside of the Company’s stock incentive plans pursuant to the exemption from shareholder approval under the NYSE’s Listed Company Manual Rule 303A.08.
1
Includes the 2013 Plan (approved by shareholders in May 2018, May 2016 and May 2013) and 2009 Alcoa Stock Incentive Plan (approved by shareholders in May 2009). Also includes 56,625 stock options resulting from the merger conversion of RTI Metals employee equity. Table amounts are comprised of the following:

•
10,302,451 stock options

•
167,709 performance options

•
5,843,092 restricted share units

•
1,117,103 performance share awards (468,320 granted in 2018 at target)

2
The 2013 Plan authorizes, in addition to stock options, other types of stock-based awards in the form of stock appreciation rights, restricted shares, restricted share units, performance awards and other awards. The shares that remain available for issuance under the 2013 Plan may be issued in connection with any one of these awards. Up to 46,666,667 shares may be issued under the plan. Any award other than an option or a stock appreciation right shall count as 2.33 shares. Options and stock appreciation rights shall be counted as one share for each option or stock appreciation right. In addition, the 2013 Plan provides the following are available for grant under the 2013 Plan: (i) shares that are issued under the 2013 Plan, which are subsequently forfeited, cancelled or expire in accordance with the terms of the award and (ii) shares that had previously been issued under prior plans that are outstanding as of the date of the 2013 Plan which are subsequently forfeited, cancelled or expire in accordance with the terms of the award.

2019 Proxy Statement
Item 5 Shareholder Proposal
The following shareholder proposal will be voted on at the Annual Meeting if properly presented by or on behalf of the shareholder proponent. Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, NY 11021, sponsored this proposal.
The Board of Directors recommends a vote “AGAINST” ITEM 5, the shareholder proposal, for the reasons set forth following the proposal.
The text of the shareholder proposal follows:
“Proposal 5 – Special Shareholder Meeting
Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 10% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board’s current power to call a special meeting.
Special shareholder meetings allow shareholders to vote on important matters, such as electing new directors that can arise between annual meetings. This proposal topic won more than 70%-support at Edwards Lifesciences and SunEdison. This proposal topic, sponsored by William Steiner, also won 78% support at a Sprint annual meeting with 1.7 Billion yes-votes. Nuance Communications (NUAN) shareholders gave 94%-support in 2018 to a rule 14a-8 proposal calling for 10% of shareholders to call a special meeting.
Our current higher 25%-threshold for shareholders to call a special meeting may be unreachable due to the baked-in time constraints and the detailed technical requirements that can easily trigger disqualifying errors by shareholders.
It is a good incentive to improve the corporate governance rules of our company after our stock has fallen from $23 to $20 in the 5-years leading up to the due date for this proposal. Also, John Plant, our Chairman, and Arthur Collins, who chaired our executive pay committee, each received about 7-times as many negative votes as certain other Arconic directors.
Any claim that a shareholder right to call a special meeting can be costly—may be moot. When shareholders have a good reason to call a special meeting—our board should be able to take positive responding action to make a special meeting unnecessary.
Please vote yes:
Special Shareholder Meeting—Proposal 5.”
Board of Directors’ Statement in Opposition
The Board has considered the above proposal carefully, and believes that it is not in the best interests of our shareholders. Your Board therefore recommends that you vote “AGAINST” the proposal for the following reasons.
The Board of Directors is committed to good governance practices and has previously approved amendments to the Company’s governing documents to permit shareholders to request special meetings.
Background. In 2013, the Board of Alcoa Inc., the Company’s predecessor, approved amendments to the Company’s governing documents to permit special meetings to be called by holders of 25% of the Company’s outstanding common stock, subject to customary holding period and procedural requirements, and shareholders approved these amendments with 96.7% of the votes cast. In 2017, in connection with the Company’s reincorporation from Pennsylvania to Delaware, the Board approved that the new Delaware Certificate of Incorporation and Bylaws of the Company would provide shareholders with substantially the same right to call special meetings as provided under the previous Pennsylvania governing documents. The Delaware Certificate of Incorporation and Bylaws became effective on December 31, 2017, the date of the reincorporation, and was approved by more than 98% of the votes cast by shareholders on the proposal to approve the merger to effect the reincorporation. More recently, at the 2018 Annual Meeting, Arconic’s shareholders had an opportunity to review and vote on a shareholder proposal to adopt a 10% ownership threshold for the right to call special meetings. A significant majority of votes cast at that meeting voted AGAINST adopting a 10% threshold.
Current Ownership Threshold is Consistent with Market Practice and Strikes an Appropriate Balance. The Board continues to believe that a 25% ownership threshold for the right to call special meetings, as provided in the Company’s current Certificate of Incorporation and Bylaws, is consistent with market practice and strikes an appropriate balance

2019 Proxy Statement
Item 5 Shareholder Proposal (continued)

between enhancing shareholder rights and protecting against the risk that shareholders with small minority ownership interests, including shareholders with special interests, could call special meetings that potentially cause disruption and substantial costs to be incurred by the vast majority of shareholders. Arconic’s current 25% threshold is equal to or lower than the comparable threshold adopted by approximately 66% of corporations in the S&P 500 Index that permit shareholders to call a special meeting. In addition, by reducing the ownership threshold to 10%, a small minority of our shareholders (currently as few as one shareholder) could use the special meeting platform to advance their own agenda, without regard to the interests of Arconic and its broader shareholder base.
The Board believes special meetings should only be called to consider extraordinary events that are of interest to a broad shareholder base and that need immediate attention prior to the next annual meeting. For example, the Board has called two special meetings during the past three years in connection with important proposals, including proposals relating to the Company’s reincorporation from Pennsylvania to Delaware, demonstrating that the Board is prepared to call special meetings where appropriate. However, special meetings are expensive and require significant legal, administrative, printing and distribution costs, and can potentially divert the attention of directors and management away from their oversight and operational responsibilities, respectively, in order to address the details of holding a special meeting. Such a diversion could potentially operate against the best interests of our shareholders overall, in order to serve the narrow interests of the shareholders requesting the special meeting.
Other Shareholder Rights. The Board believes that the Company’s current special meeting shareholder right should be considered in the context of Arconic’s overall corporate governance, including the shareholder rights provided under its Certificate of Incorporation and Bylaws. In addition to the existing right of holders of 25% of Arconic’s outstanding common stock to call a special meeting, Arconic has:
•
a declassified Board, providing shareholders with the opportunity to elect all members of the Board on an annual basis;

•
no supermajority voting provisions in its Certificate of Incorporation and Bylaws;

•
a proxy access bylaw, which allows eligible shareholders or groups of shareholders to include director nominees for up to the greater of two candidates or 20% of the Board in the Company’s annual proxy materials;

•
provided shareholders with the ability to take action without a meeting if written consent is received from shareholders holding not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares of Arconic stock entitled to vote thereon were present and voted;

•
changed the Company’s jurisdiction of incorporation from Pennsylvania to Delaware, a leading jurisdiction with a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations organized under Delaware law;

•
executive compensation programs to reflect the Company’s financial and strategic goals; and

•
a Finance Committee of the Board to review and provide advice and counsel regarding the Company’s capital structure, financing transactions, significant transactions such as acquisitions and divestitures, and other financial matters.

In addition, shareholders have numerous other protections and ways to make their voice heard, including through Arconic’s robust shareholder engagement efforts and the fact that under Delaware law and New York Stock Exchange rules, Arconic must submit certain important matters to a shareholder vote, including mergers, large share issuances, the adoption of equity compensation plans and amendments to the Company’s Certificate of Incorporation.
Board Recommends a Vote Against this Proposal. The existing 25% threshold protects shareholder interests by ensuring that special meeting matters are (i) of concern to a significant number of shareholders, (ii) worth the significant expense to the Company, and (iii) not an unnecessary distraction to the Board and management. Based on the foregoing, the Board believes the adoption of this proposal for a 10% threshold is unnecessary and not in the best interests of Arconic or its shareholders.
The Board of Directors recommends a vote “AGAINST” ITEM 5, the shareholder proposal, for the reasons discussed above.

2019 Proxy Statement
Questions and Answers About the Meeting and Voting
1.
Who is entitled to vote and how many votes do I have?

If you were a holder of record of Arconic common stock, par value $1.00 per share (the “common stock”), at the close of business on March 25, 2019, you are eligible to vote at the annual meeting. For each matter presented for vote, you have one vote for each share you own.

2.
What is the difference between holding shares as a shareholder of record/registered shareholder and as a beneficial owner of shares?

Shareholder of Record or Registered Shareholder. If your shares of common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “shareholder of record” or a “registered shareholder” of those shares.
Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.

3.
How can I attend the annual meeting?

If you plan to attend the meeting, you will need an admission ticket. You may attend the meeting if you were a shareholder as of the close of business on March 25, 2019. Only shareholders and authorized guests of the Company may attend the meeting and all attendees will be required to show a valid form of ID (such as a government-issued form of photo identification).
Shareholder of Record. If you are a shareholder of record and would like an admission ticket to the annual meeting, have your Notice of Internet Availability of Proxy Materials (“Notice”) available and call 1-866-804-9594 or visit www.ArconicAdmissionTicket.com and follow the instructions provided.
Beneficial Owner of Shares. If you hold your shares in street-name (i.e., through an account at a bank, brokerage firm or similar organization) and would like an admission ticket to attend the meeting, please direct such requests to: Corporate Election Services, P.O. Box 125, Pittsburgh, PA 15230-0125, or call 1-877-382-0000 or email ArconicAgent@ProxyAgent.com. Please include proof of share ownership, such as a letter from your bank or broker or a recent brokerage statement. Street-name holders planning on voting in person at the annual meeting must provide a “legal proxy” from their bank or broker.

4.
Will the annual meeting be webcast?

Yes, our annual meeting will be webcast live on May 14, 2019. You are invited to visit http://www.arconic.com under “Investors — Annual Meeting” at 8:00 a.m. Eastern Time on May 14, 2019, to access the webcast of the meeting. An archived copy of the webcast also will be available on our website.

5.
How do I vote if I am a shareholder of record?

By Telephone or Internet. All shareholders of record can vote by telephone within the United States, U.S. territories and Canada, by calling the toll-free number on the proxy card, or through the Internet, following the procedures and instructions described on the proxy card. The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly.

2019 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

By Mail. All shareholders of record can also vote by mail, by signing, dating and returning the proxy card. If you are a shareholder of record and received a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors.
In Person. All shareholders of record may vote in person at the meeting. See Question 3 regarding how to attend the annual meeting.
Whether you plan to attend the meeting or not, we encourage you to vote by proxy as soon as possible. The proxy committee will vote your shares according to your directions.

6.
How do I vote if I am a beneficial owner of shares?

Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the annual meeting (except on the ratification of the selection of PricewaterhouseCoopers LLP as auditors for 2019), unless you provide specific instructions by completing and returning the voting instruction form from your broker, bank or other financial institution or following the instructions provided to you for voting your shares via telephone or the Internet. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the annual meeting. If you wish to vote your shares at the meeting, you must obtain a legal proxy from that entity and bring it with you to hand in with your ballot. See Question 3 regarding how to obtain an admission ticket to the annual meeting.

7.
How do I vote if I participate in one of the employee savings plans?

You must provide the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically using the Internet. You cannot vote your shares in person at the annual meeting; the trustee is the only one who can vote your shares. The trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 6:00 a.m. Eastern Time on May 12, 2019.

8.
Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the meeting (please note that, in order to be counted, the revocation or change must be by 6:00 a.m. Eastern Time on May 14, 2019, or by 6:00 a.m. Eastern Time on May 12, 2019, in the case of instructions to the trustee of an employee savings plan). To revoke your proxy or change your voting instructions:
•
Vote again by telephone or at the Internet website;

•
Mail a revised proxy card or voting instruction form that is dated later than the prior one;

•
Shareholders of record may vote in person at the annual meeting;

•
Shareholders of record may notify Arconic’s Corporate Secretary in writing that a prior proxy is revoked; or

•
Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.

Only the latest validly executed proxy that you submit will be counted.

9.
Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except:
•
as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

•
in the case of a contested proxy solicitation;

•
to allow for the independent inspector of election to certify the results of the vote; or

2019 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

•
if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management.

Corporate Election Services, the independent proxy tabulator used by Arconic, counts the votes and acts as the inspector of election for the 2019 Annual Meeting.

10.
What constitutes a “quorum” for the meeting?

A quorum consists of a majority of the outstanding shares, present at the meeting or represented by proxy. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions and broker non-votes (if any) count as “shares present” at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.

11.
What is the effect of an “ABSTAIN” vote?

If you choose to abstain in voting on the election of directors, your abstention will have no effect, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST.”
If you choose to abstain on voting on any other matter at our annual meeting, your abstention will be counted as a vote “AGAINST” the proposal, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST” plus votes “ABSTAINING.”

12.
What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 25, 2019, the record date for the meeting, Arconic had outstanding 453,083,173 shares of common stock. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.
The Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our shareholders at the annual meeting. Under our Bylaws, assuming a quorum is present at the annual meeting, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter will be the act of the Company’s shareholders. Under the DGCL and our Bylaws, shares that abstain constitute shares that are present and entitled to vote, and have the practical effect of being voted “against” the matter, other than in the election of directors.
With respect to the election of directors, in order to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the meeting in respect of his or her election, meaning that the number of shares voted “FOR” a director’s election exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.

13.
What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to a discretionary matter but does not vote on non-discretionary matters because the beneficial owner did not provide voting instructions on those matters. Under NYSE rules, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2019 (Item 2) is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on Item 2 on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the annual meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “nondiscretionary” items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.

2019 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

14.
What does it mean if I receive more than one Notice?

If you are a shareholder of record or participate in Arconic’s Dividend Reinvestment and Stock Purchase Plan or employee savings plans, you will receive one Notice (or if you are an employee with an Arconic email address, an email proxy form) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-888-985-2058 (in the United States and Canada) or 1-201-680-6578 (all other locations) or through the Computershare website, www.computershare.com.

15.
What is “householding”?

Shareholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources. Householding will not in any way affect dividend check mailings.
We will deliver promptly upon written or oral request a separate copy of the Annual Report, Proxy Statement, or other proxy materials, as applicable, to a security holder at a shared address to which a single copy of the document was delivered. Please direct such requests to Corporate Election Services, P.O. Box 125, Pittsburgh, PA 15230-0125, or at 1-877-382-0000 or email to papercopy@sendmaterial.com.
Shareholders of record may request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare, at 1-888-985-2058 (in the United States and Canada), 1-201-680-6578 (all other locations), by mail to Computershare, P.O. Box 505000, Louisville, KY 40233-5000 or through the Computershare website, www.computershare.com. Shareholders owning their shares through a bank, broker or other nominee may request to begin or to discontinue householding by contacting their bank, broker or other nominee.

16.
May I nominate someone to be a director of Arconic?

Yes, please see “Nominating Board Candidates—Procedures and Director Qualifications” on page 13 for details on the procedures for shareholder nominations of director candidates.

17.
When are 2020 shareholder proposals due?

To be considered for inclusion in the Company’s 2020 proxy statement, shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than November 29, 2019. Address all shareholder proposals to: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2020 Annual Meeting, which the shareholder wishes to include in the Company’s proxy materials relating to the 2020 Annual Meeting, must be received by the Company at the above address no earlier than October 30, 2019 and no later than November 29, 2019, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2020 Annual Meeting, notice of intention to present the proposal, including all information required to be provided by the shareholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices no earlier than January 15, 2020 and no later than February 14, 2020. Address all notices of intention to present proposals at the 2020 Annual Meeting to: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608.

2019 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

18.
Who pays for the solicitation of proxies?

Arconic pays the cost of soliciting proxies. Proxies will be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, to assist with the solicitation for an estimated fee of  $15,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.

19.
How do I comment on Company business?

Your comments are collected when you vote using the Internet. We also collect comments from the proxy card if you vote by mailing the proxy card. You may also send your comments to us in care of the Corporate Secretary: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. Although it is not possible to respond to each shareholder, your comments help us to understand your concerns.

20.
Can I access the proxy materials on the Internet?

Yes. The Company’s 2019 Proxy Statement and 2018 Annual Report are available at www.arconic.com/annualmeeting.

21.
How may I obtain a copy of Arconic’s Annual Report on Form 10-K?

The Company will provide by mail, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2018 (not including exhibits and documents incorporated by reference), at your request. Please direct all requests to Arconic Inc., Corporate Communications, 201 Isabella Street, Pittsburgh, PA 15212-5858.

22.
Who should I contact if I have questions or need assistance voting?

Please contact Innisfree, our proxy solicitor assisting us in connection with the annual meeting. Shareholders may call toll free at 1-877-750-5836. Banks and brokers may call collect at 1-212-750-5833.

2019 Proxy Statement
Attachments
ATTACHMENT A – Pre-Approval Policies and Procedures for Audit and Non-Audit Services
I. Statement of Policy

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under this policy will require specific pre-approval by the Audit Committee before the service is provided.
The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.
II. Delegation

The Audit Committee delegates pre-approval authority to the Chairman of the Committee. In addition, the Chairman may delegate pre-approval authority to one or more of the other members of the Audit Committee. The Chairman or member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide.
IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor.
V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance and support, without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.
VI. All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

2019 Proxy Statement
Attachments (continued)

VII. Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
VIII. Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor has provided detailed descriptions regarding the specific services to be provided. Upon completion of services, the independent auditor will provide to management detailed back-up documentation, including hours, personnel and task description relating to the specific services provided.
IX. Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

2019 Proxy Statement
ATTACHMENT B – Arconic Inc. Peer Group Companies for Market Information for 2018 Executive Compensation Decisions (non-CEO positions)
(CEO peer group listed on pages 49)

Air Products and Chemicals	Entergy	NRG Energy
American Electric Power	FirstEnergy	Occidental Petroleum
Arrow Electronics	Goodyear Tire & Rubber	Oshkosh
Avnet	Ingersoll Rand	Parker Hannifin
Ball	International Paper	Praxair
BorgWarner	Jabil Circuit	Rockwell Automation
Corning	Jacobs Engineering	Stanley Black & Decker
Danaher	Kinder Morgan	Stryker
Dominion Energy	L-3 Communications	Textron
Eastman Chemical	Lafarge North America	Thermo Fisher Scientific
Eaton	Lear	United States Steel
Ecolab	Mosaic	Whirlpool
Edison International	Northrup Grumman

2019 Proxy Statement
ATTACHMENT C – Calculation of Financial Measures
Segment Measures
($ in millions)	Year ended
	December 31, 2018	December 31, 2017
Engineered Products and Solutions:
Third-party sales	$6,316	$5,943
Segment operating profit	$891	$964
Segment operating profit margin	14.1%	16.2%
Global Rolled Products:
Third-party sales	$5,604	$5,000
Intersegment sales	$160	$148
Segment operating profit	$386	$424
Segment operating profit margin	6.9%	8.5%
Transportation and Construction Solutions:
Third-party sales	$2,126	$2,011
Segment operating profit	$304	$290
Segment operating profit margin	14.3%	14.4%
Reconciliation of Total segment operating profit to Consolidated income before taxes:
Total segment operating profit	$1,581	$1,678
Unallocated amounts:
Restructuring and other charges	(9)	(165)
Impairment of goodwill	—	(719)
Corporate expense	(247)	(314)
Consolidated operating income	1,325	480
Interest expense	(378)	(496)
Other income (expense), net	(79)	486
Consolidated income before income taxes	$868	$470

2019 Proxy Statement
Attachment C (continued)

Reconciliation of Net Income Excluding Special items
(in millions, except per-share amounts)	Year ended
	December 31, 2018	December 31, 2017
Net income (loss)	$642	$(74)
Diluted earnings (loss) per share (EPS)	$1.30	$(0.28)
Special items:
Restructuring and other charges	9	165
Discrete tax items1	(15)	223
Other special items2	59	264
Tax impact3	(19)	40
Net income excluding Special items	$676	$618
Diluted EPS excluding Special items	$1.36	$1.22
Average number of shares – diluted EPS excluding Special items4	502,627,363	471,472,729
Net income excluding Special items and Diluted EPS excluding Special items are non-GAAP financial measures. Management believes that these measures are meaningful to investors because management reviews the operating results of Arconic excluding the impacts of Restructuring and other charges, Discrete tax items, and Other special items (collectively, “Special items”). There can be no assurances that additional special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net income determined under GAAP as well as Net income excluding Special items.
1
Discrete tax items for each period included the following:

•
for the year ended December 31, 2018, a benefit related to certain prior year foreign investment losses no longer recapturable ($74); a benefit to reverse a foreign tax reserve that is effectively settled ($38), a benefit to release valuation allowances and revalue deferred taxes due to current year tax law and tax rate changes in various U.S. states ($12), a benefit to record prior year adjustments in various jurisdictions ($7), a benefit to recognize the tax impact of prior year foreign losses in continuing operations that were supported by foreign income in other comprehensive income ($6), partially offset by a charge to establish a tax reserve in Spain ($60); a net charge resulting from the Company’s finalized analysis of the U.S. Tax Cuts and Jobs Acts of 2017 ($59); and a net charge for a number of small items ($3); and

•
for the year ended December 31, 2017, a charge resulting from the enactment of the U.S. Tax Cuts and Jobs Acts of 2017 that principally relates to the revaluation of U.S. deferred tax assets and liabilities from 35% to 21% ($272), charge for a reserve against a foreign attribute resulting from the Company’s Delaware reincorporation ($23), partially offset by a benefit for the reversal of state valuation allowances ($69) and a number of small items ($3).

2
Other special items included the following:

•
for the year ended December 31, 2018, costs related to settlements of certain customer claims primarily related to product introductions ($38), a benefit from establishing a tax indemnification receivable ($29) reflecting Alcoa Corporation’s 49% share of the Spanish tax reserve, costs related to the early redemption of the Company’s outstanding 5.720% Senior Notes due 2019 ($19), legal and other advisory costs related to Grenfell Tower ($18), strategy and portfolio review costs ($7), a charge for a number of small tax items ($5), and an other charge ($1); and

•
for the year ended December 31, 2017, an impairment of goodwill related to the forgings and extrusions business ($719), a gain on the sale of a portion of Arconic’s investment in Alcoa Corporation common stock ($351), a gain on the exchange of the remaining portion of Arconic’s investment in Alcoa Corporation common stock ($167), a favorable adjustment to the Firth Rixson earn-out ($81), costs associated with the Company’s early redemption of  $1,250 of outstanding senior notes ($76), proxy, advisory, and governance-related costs ($58), a favorable adjustment to a separation-related guarantee liability ($25), costs associated with the separation of Alcoa Inc. ($18), legal and other advisory costs related to Grenfell Tower ($14), and costs associated with the Company’s Delaware reincorporation ($3).

2019 Proxy Statement
Attachment C (continued)

3
The tax impact on special items is based on the applicable statutory rates whereby the difference between such rates and Arconic’s consolidated estimated annual effective tax rate is itself a Special item.

4
The average number of shares applicable to diluted EPS excluding Special items, includes certain share equivalents as their effect was dilutive. For all periods presented, share equivalents associated with outstanding employee stock options and awards and shares underlying outstanding convertible debt (acquired through the acquisition of RTI) were dilutive based on Net income excluding Special items. For the year ended December 31, 2017, share equivalents associated with mandatory convertible preferred stock were anti-dilutive based on Net income excluding Special items.

Reconciliation of Adjusted Free Cash Flow
($ in millions)	Year ended
	December 31, 2018	December 31, 2017
Cash provided from (used for) operations	$217	$(39)
Cash receipts from sold receivables1	1,016	792
Capital expenditures	(768)	(596)
Adjusted free cash flow	$465	$157

1
Accounting guidance effective in 2018 changed the classification of Cash receipts from sold receivables in the cash flow statement, reclassifying it from Operating activities to Investing activities. Under the prior accounting guidance, Cash receipts from sold receivables were included in the (Increase) in receivables line in the Operating activities section of the statement of cash flows.

There has been no change in the net cash funding in the sale of accounts receivable program in the fourth quarter of 2018. It remains at $350.
Adjusted free cash flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures (due to the fact that these expenditures are considered necessary to maintain and expand Arconic’s asset base and are expected to generate future cash flows from operations), as well as cash receipts from net sales of beneficial interest in sold receivables. In conjunction with the implementation of the new accounting guidance on changes to the classification of certain cash receipts and cash payments within the statement of cash flows, specifically as it relates to the requirement to reclassify cash receipts from net sales of beneficial interest in sold receivables from operating activities to investing activities, the Company has changed the calculation of its measure of Adjusted free cash flow to include cash receipts from net sales of beneficial interest in sold receivables. This change to our measure of Adjusted free cash flow is being implemented to ensure consistent presentation of this measure across all historical periods. The adoption of this accounting guidance does not reflect a change in our underlying business or activities. It is important to note that Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

2019 Proxy Statement
Attachment C (continued)

Reconciliation of Operating Income Excluding Special Items
($ in millions)	Year ended
	December 31, 2018	December 31, 2017
Operating income	$1,325	$480
Special items:
Restructuring and other charges	9	165
Impairment of goodwill	—	719
Separation costs	—	18
Proxy, advisory and governance-related costs	—	58
Delaware reincorporation costs	—	3
Legal and other advisory costs related to Grenfell Tower	18	14
Strategy and portfolio review costs	7	—
Settlements of certain customer claims primarily related to product introductions	38	—
Operating income excluding Special items	$1,397	$1,457
Adjustment for incentive compensation1	(6)	n/a
Operating income excluding Special items – as adjusted for incentive compensation	$1,391	n/a
Operating income excluding Special items is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Arconic excluding the impacts of Special items. There can be no assurances that additional Special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Operating income determined under GAAP as well as Operating income excluding Special items.
1
The adjustment for incentive compensation included the normalization of foreign currency exchange rates realized in 2018 results to those contemplated in Arconic’s 2018 Plan.

Reconciliation of Controllable Free Cash Flow
($ in millions)	Year ended December 31, 2018
Operating income	$1,325
Special items:
Restructuring and other charges	9
Legal and other advisory costs related to Grenfell Tower	18
Strategy and portfolio review costs	7
Settlements of certain customer claims primarily related to product introductions	38
Operating income excluding Special items	$1,397
Add: Depreciation and amortization	576
Less: Capital expenditures	(768)
Less: Change in Receivables from customers, less allowances	(12)
Less: Change in Deferred purchase program	(47)
Less: Change in Inventories	(12)
Add: Change in Accounts payable, trade	290
Controllable Free Cash Flow	$1,424
Adjustment for incentive compensation1	(9)
Controllable Free Cash Flow – as adjusted for incentive compensation	$1,415

2019 Proxy Statement
Attachment C (continued)

Controllable free cash flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews Operating income excluding Special items, adding back noncash depreciation and amortization, and adjusting for controllable items including capital expenditures and changes in working capital. The Controllable free cash flow presented may not be comparable to similarly titled measures of other companies.
1
The adjustment for incentive compensation included the normalization of foreign currency exchange rates realized in 2018 results to those contemplated in Arconic’s 2018 Plan.

Reconciliation of Adjusted Revenue
($ in millions)	Year ended December 31, 2018
Sales	$14,014
Adjustment for performance-based restricted share units1	62
Revenue – as adjusted for performance-based restricted share units	$14,076

Adjusted revenue is a non-GAAP financial measure. Management believes that this measure is meaningful to investors as Adjusted revenue is more reflective of historical revenue performance.
1
The adjustment for performance-based restricted share units included the normalization of foreign currency exchange rates realized in 2018 results to those contemplated in Arconic’s 2018 Plan.

Reconciliation of Consolidated Adjusted EBITDA Margin
($ in millions)	Year ended December 31, 2018
Net income	$642
Add:
Provision for income taxes	226
Other expense (income), net	79
Interest expense	378
Restructuring and other charges	9
Provision for depreciation and amortization	576
Consolidated adjusted EBITDA	$1,910
Add:
Settlements of certain customer claims primarily related to product introductions	38
Strategy and portfolio review costs	7
Legal and other advisory costs related to Grenfell Tower	18
Consolidated adjusted EBITDA, excluding Special items	$1,973
Sales	$14,014
Adjusted EBITDA margin	13.6%
Adjusted EBITDA margin, excluding Special items	14.1%
Adjustment for performance-based restricted share units1	(0.1)%
Adjusted EBITDA margin, excluding Special items – as adjusted for incentive compensation	14.0%

Arconic’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to

2019 Proxy Statement
Attachment C (continued)

investors because Adjusted EBITDA provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
Additionally, Adjusted EBITDA, excluding Special items is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Arconic excluding the impacts of Special items, such as costs associated with the settlement of certain customer claims primarily related to product introductions, strategy and portfolio review, and legal and other advisory costs related to Grenfell Tower (collectively “Special items”). This measure provides additional information with respect to Arconic’s operating performance and the Company’s ability to meet its financial obligations excluding such costs.
1
The adjustment for performance-based restricted share units included the normalization of foreign currency exchange rates realized in 2018 results to those contemplated in Arconic’s 2018 Plan.

Reconciliation of Return on Net Assets (RONA)
($ in millions)	Year ended December 31, 2018
Net income	$642
Special items1	34
Net income excluding Special items	676

Net Assets:	December 31, 2018
Add: Receivables from customers, less allowances	$1,047
Add: Deferred purchase program2	234
Add: Inventories	2,492
Less: Accounts payable, trade	2,129
Working capital	1,644
Properties, plants, and equipment, net (PP&E)	5,704
Net assets - total	$7,348
RONA	9.2%
Adjustment for performance-based restricted share units3	(0.1)%
RONA – as adjusted for incentive compensation	9.1%

RONA is a non-GAAP financial measure. RONA is calculated as Net income excluding Special items divided by working capital and net PP&E. Management believes that this measure is meaningful to investors as RONA helps management and investors determine the percentage of net income the company is generating from its assets. This ratio tells how effectively and efficiently the company is using its assets to generate earnings.
1
See “Reconciliation of Net income excluding Special items” for a description of Special items.

2
The Deferred purchase program relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis. Arconic is adding back the receivable for the purposes of the Working capital calculation.

3
The adjustment for performance-based restricted share units included the normalization of foreign currency exchange rates realized in 2018 results to those contemplated in Arconic’s 2018 Plan.

2019 Proxy Statement
ATTACHMENT D – 2013 Arconic Stock Incentive Plan, as Amended and Restated
SECTION 1. PURPOSE. The purpose of the 2013 Arconic Stock Incentive Plan is to encourage selected Directors and Employees to acquire a proprietary interest in the long-term growth and financial success of the Company and to further link the interests of such individuals to the long-term interests of shareholders.
SECTION 2. DEFINITIONS. As used in the Plan, the following terms have the meanings set forth below:
“Affiliate” shall have the meaning set forth in Rule 12b-2 under Section 12 of the U.S. Securities Exchange Act of 1934, as amended.
“Award” means any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, or any other right, interest, or option relating to Shares or other property granted pursuant to the provisions of the Plan.
“Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder, which may, but need not, be executed or acknowledged by both the Company and the Participant.
“Board” means the Board of Directors of the Company.
“Change in Control” means the occurrence of an event set forth in any one of the following paragraphs:
(a) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the U.S. Securities Exchange Act of 1934, as amended) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the U.S. Securities Exchange Act of 1934, as amended) of 30% or more of either (A) the then-outstanding Shares (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes hereof, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates or (iv) any acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (c) of this definition;
(b) individuals who, as of May 24, 2017, constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 24, 2017 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be considered a member of the Incumbent Board unless and until such individual is elected to the Board at an annual meeting of the Company occurring after the date such individual initially assumed office, so long as such election occurs pursuant to a nomination approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board, which nomination is not made pursuant to a Company contractual obligation;
(c) consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 55% or more of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the

2019 Proxy Statement
Attachment D (continued)

then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including rules, regulations and guidance promulgated thereunder and successor provisions and rules and regulations thereto (except as otherwise specified herein).
“Committee” means the Compensation and Benefits Committee of the Board, any successor to such committee or a subcommittee thereof or, if the Board so determines, another committee of the Board, in each case composed of no fewer than two directors, each of whom is a Non-Employee Director and (as necessary for purposes of Outstanding Qualified Performance-Based Awards) an “outside director” within the meaning of Section 162(m). In accordance with Section 3(b) of the Plan, “Committee” shall include the Board for purposes of Awards granted to Directors.
“Company” means Arconic Inc., a Delaware corporation (formerly known as Alcoa Inc.), including any successor thereto.
“Contingency Period” has the meaning set forth in SECTION 8.
“Director” means a member of the Board who is not an Employee.
“Employee” means any employee (including any officer or employee director) of the Company or of any Subsidiary.
“Equity Restructuring” means a nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split (including a reverse stock split), spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.
“Executive Officer” means an officer who is designated as an executive officer by the Board or by its designees in accordance with the definition of executive officer under Rule 3b-7 of the U.S. Securities Exchange Act of 1934, as amended.
“Exercisable Time-Based Award” has the meaning set forth in SECTION 12.
“Fair Market Value” with respect to Shares on any given date means the closing price per Share on that date as reported on the New York Stock Exchange or other stock exchange on which the Shares principally trade. If the New York Stock Exchange or such other exchange is not open for business on the date fair market value is being determined, the closing price as reported for the immediately preceding business day on which that exchange is open for business will be used. For avoidance of doubt, for tax purposes upon settlement of an Award, the fair market value of the Shares may be determined using such other methodology as may be required by applicable laws or as appropriate for administrative reasons.
“Family Member” has the same meaning as such term is defined in Form S-8 (or any successor form) promulgated under the U.S. Securities Act of 1933, as amended.
“Non-Employee Director” has the meaning set forth in Rule 16b-3(b)(3) under the U.S. Securities Exchange Act of 1934, as amended, or any successor definition adopted by the U.S. Securities and Exchange Commission.
“Option” means any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine. All Options granted under the Plan are intended to be nonqualified stock options for purposes of the Code.
“Other Awards” has the meaning set forth in SECTION 10.
“Outstanding Qualified Performance-Based Awards” shall mean any Awards granted prior to, and that are outstanding as of, the Third Restatement Date and that are intended to constitute “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code. For avoidance of doubt, all provisions of the Plan governing Outstanding Qualified Performance Awards that were in effect prior to the Third Restatement Date shall continue in effect with respect to Outstanding Qualified Performance-Based Awards, notwithstanding the elimination of such provisions from the Plan as of the Third Restatement Date.

2019 Proxy Statement
Attachment D (continued)

“Participant” means an Employee or a Director who is selected to receive an Award under the Plan.
“Performance Award” means any award granted pursuant to SECTION 11 and, as applicable, SECTION 13 hereof in the form of Options, Stock Appreciation Rights, Restricted Share Units, Restricted Shares or other awards of property, including cash, that have a performance feature described in SECTION 11 and/or SECTION 13.
“Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured. A Performance Period may not be less than one year.
“Plan” means this 2013 Arconic Stock Incentive Plan, as amended and restated and as may be further amended from time to time.
“Prior Plans” mean the 2009 Alcoa Stock Incentive Plan, 2004 Alcoa Stock Incentive Plan, the Long Term Stock Incentive Plan of Aluminum Company of America, and the Alcoa Stock Incentive Plan, each as amended and restated from time to time.
“Replacement Award” means an Award resulting from adjustments or substitutions referred to in Section 4(f) herein, provided that such Award is issued by a company (foreign or domestic) the majority of the equity of which is listed under and in compliance with the domestic company listing rules of the New York Stock Exchange or with a similarly liquid exchange which has comparable standards to the domestic company listing standards of the New York Stock Exchange.
“Restricted Shares” has the meaning set forth in SECTION 8.
“Restricted Share Unit” has the meaning set forth in SECTION 9.
“Section 162(m)” means Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97; all references in the Plan to sections or subsections of Section 162(m) shall be construed accordingly.
“Shares” means the shares of common stock of the Company, $1.00 par value.
“Stock Appreciation Right” means any right granted under SECTION 7.
“Subsidiary” means any corporation or other entity in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock in such corporation or entity, and any corporation, partnership, joint venture, limited liability company or other business entity as to which the Company possesses a significant ownership interest, directly or indirectly, as determined by the Committee.
“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines.
“Third Restatement Date” has the meaning set forth in SECTION 16.
“Time-Based Award” means any Award granted pursuant to the Plan that is not a Performance Award.
SECTION 3. ADMINISTRATION.
(a) Administration by the Committee. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Company and its Subsidiaries to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Employee Participant hereunder; (iii) determine the number of Shares to be covered by each Employee Award granted hereunder; (iv) determine the terms and conditions of any Employee Award granted hereunder, and make modifications to such terms and conditions with respect to any outstanding Employee Award, in each case, which are not inconsistent with the provisions of the Plan; (v) determine whether, to what extent and under what circumstances Employee Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Employee Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Participant’s termination of service for purposes of Awards

2019 Proxy Statement
Attachment D (continued)

granted under the Plan; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan, including, without limiting the generality of the foregoing, make any determinations necessary to effectuate the purpose of Section 12(a)(v) below. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant and any shareholder; provided that the Board shall approve any decisions affecting Director Awards.
(b) Administration by the Board. The Board shall have full power and authority, upon the recommendation of the Governance and Nominating Committee of the Board to: (i) select the Directors of the Company to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Director Participant hereunder; (iii) determine the number of Shares to be covered by each Director Award granted hereunder; (iv) determine the terms and conditions of any Director Award granted hereunder, and make modifications to such terms and conditions with respect to any outstanding Director Award, in each case, which are not inconsistent with the provisions of the Plan; (v) determine whether, to what extent and under what circumstances Director Awards may be settled in cash, Shares or other property or canceled or suspended; and (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to a Director Award under this Plan shall be deferred either automatically or at the election of the Director. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Director, the sum of the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards payable in Shares and the maximum cash value of any other Award granted under the Plan to an individual as compensation for services as a Director, together with cash compensation paid to the Director in the form of Board and Committee retainer, meeting or similar fees, during any calendar year shall not exceed $750,000. For avoidance of doubt, compensation shall count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.
SECTION 4. SHARES SUBJECT TO THE PLAN.
(a) Number of Shares Reserved under the Plan. Subject to the adjustment provisions of Section 4(f) below and the provisions of Section 4(b), commencing May 14, 2019, up to 66,666,666 Shares may be issued under the Plan (which reflects an increase of 20,000,000 Shares from 46,666,666, the number of Shares that were authorized for issuance under the Plan as of May 6, 2016). Each Share issued pursuant to an Award other than an Option or a Stock Appreciation Right shall count as 2.33 Shares for purposes of the foregoing authorization. Each Share issued pursuant to an Option or Stock Appreciation Right shall be counted as one Share for each Option or Stock Appreciation Right.
(b) Share Replenishment. In addition to the Shares authorized by Section 4(a), the following Shares shall become available for issuance under the Plan: (i) Shares underlying Awards that are granted under the Plan, which are subsequently forfeited, cancelled or expire in accordance with the terms of the Award, and (ii) Shares underlying Awards that had previously been granted under Prior Plans that are outstanding as of the date of the Plan, which are subsequently forfeited, cancelled or expire in accordance with the terms of the Award. The following Shares shall not become available for issuance under the Plan: (x) Shares tendered in payment of an Option or other Award, and (y) Shares withheld for taxes. Shares purchased by the Company using Option proceeds shall not be added to the Plan limit and if Stock Appreciation Rights are settled in Shares, each Stock Appreciation Right shall count as one Share whether or not Shares are actually issued or transferred under the Plan.
(c) Issued Shares. Shares shall be deemed to be issued hereunder only when and to the extent that payment or settlement of an Award is actually made in Shares. Notwithstanding anything herein to the contrary, the Committee may at any time authorize a cash payment in lieu of Shares, including without limitation if there are insufficient Shares available for issuance under the Plan to satisfy an obligation created under the Plan.
(d) Source of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.
(e) Substitute Awards. Shares issued or granted in connection with Substitute Awards shall not reduce the Shares available for issuance under the Plan or to a Participant in any calendar year.
(f) Adjustments. Subject to SECTION 12:

2019 Proxy Statement
Attachment D (continued)

(i) Corporate Transactions other than an Equity Restructuring. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Shares or the price of the Shares other than an Equity Restructuring, the Committee shall make such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 4(a) and 13(d) hereof); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per Share for any outstanding Awards under the Plan. Any adjustment affecting an Outstanding Qualified Performance-Based Award shall be made consistent with the requirements of Section 162(m).
In the event of any transaction or event described above in this Section 4(f)(i) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in applicable laws or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take actions, including but not limited to any one or more of the following actions, whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, provided that the number of Shares subject to any Award will always be a whole number:
(A) To provide for either (I) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described above in this Section 4(f)(i) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (II) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;
(B) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(C) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Shares and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards;
(D) To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby; or
(E) To provide that the Award cannot vest, be exercised or become payable after such event.
(ii) Equity Restructuring. In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 4(f), the Committee will adjust the terms of the Plan and each outstanding Award as it deems equitable to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Sections 4(a) and 13(d) hereof); (ii) adjusting the terms and conditions of  (including the grant or exercise price), and the performance targets or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 4(f)(ii) will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Committee will determine whether an adjustment is equitable and the number of Shares subject to any Award will always be a whole number.
(iii) Awards under Prior Plans. Any outstanding Awards granted under Prior Plans before the expiration date of the Prior Plans shall continue to be subject to the terms and conditions of the Prior Plans.

2019 Proxy Statement
Attachment D (continued)

SECTION 5. ELIGIBILITY AND VESTING REQUIREMENTS.
(a) Eligibility. Any Director or Employee shall be eligible to be selected as a Participant.
(b) Minimum Vesting. Notwithstanding any other provision of the Plan to the contrary, all awards granted under the Plan after its approval by shareholders at the Company’s 2019 Annual Meeting of Shareholders shall have a minimum vesting period of one year measured from the date of grant; provided, however, that up to 5% of the Shares available for future distribution under the Plan as of such date may be granted without such minimum vesting requirement. Nothing in this Section 5(b) shall limit the Company’s ability to grant Awards that contain rights to accelerated vesting on a termination of employment or service (or to otherwise accelerate vesting), or limit any rights to accelerated vesting in connection with a Change in Control, as provided in SECTION 12 of the Plan. In addition, the minimum vesting requirement set forth in this Section 5(b) shall not apply to Substitute Awards or to Director Awards which vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of the Company’s shareholders (which is at least 50 weeks after the immediately preceding year’s annual meeting) and shall not limit the adjustment provisions of Section 4(f).
SECTION 6. STOCK OPTIONS. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan may be evidenced by an Award Agreement in such form as the Committee from time to time approves. Any such Option shall be subject to the terms and conditions required by this SECTION 6 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee may deem appropriate in each case.
(a) Option Price. The purchase price (or Option price) per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that, except in connection with an adjustment provided for in Section 4(f) or Substitute Awards, such purchase price shall not be less than the Fair Market Value of one Share on the date of the grant of the Option. The Committee may, in its sole discretion, establish a limit on the amount of gain that can be realized on an Option.
(b) Option Period. The term of each Option granted hereunder shall not exceed ten years from the date the Option is granted.
(c) Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant, subject to Section 5(b).
(d) Method of Exercise. Subject to the other provisions of the Plan, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a fair market value on the exercise date equal to the total Option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.
SECTION 7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted to Participants on such terms and conditions as the Committee may determine, subject to the requirements of the Plan. A Stock Appreciation Right shall confer on the holder a right to receive, upon exercise, the excess of  (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 4(f), shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property or any combination thereof, as the Committee, in its sole discretion, shall determine. The Committee may, in its sole discretion, establish a limit on the amount of gain that can be realized on a Stock Appreciation Right.
(a) Grant Price. The grant price for a Stock Appreciation Right shall be determined by the Committee, provided, however, and except as provided in Section 4(f) and Substitute Awards, that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.
(b) Term. The term of each Stock Appreciation Right shall not exceed ten years from the date of grant, or if granted in tandem with an Option, the expiration date of the Option.

2019 Proxy Statement
Attachment D (continued)

(c) Time and Method of Exercise. The Committee shall establish the time or times at which a Stock Appreciation Right may be exercised in whole or in part.
SECTION 8. RESTRICTED SHARES.
(a) Definition. A Restricted Share means any Share issued with the contingency or restriction that the holder may not sell, transfer, pledge or assign such Share and with such other contingencies or restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any contingency or restriction on the right to vote such Share), which contingencies and restrictions may lapse separately or in combination, at such time or times, in installments or otherwise, as the Committee may deem appropriate.
(b) Issuance. A Restricted Share Award shall be subject to contingencies or restrictions imposed by the Committee during a period of time specified by the Committee (the “Contingency Period”). Restricted Share Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The terms and conditions of Restricted Share Awards need not be the same with respect to each recipient.
(c) Registration. Any Restricted Share issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Shares awarded under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, contingencies and restrictions applicable to such Award.
(d) Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter or as otherwise set forth in the terms and conditions of an Award, upon termination of service for any reason during the Contingency Period, all Restricted Shares still subject to any contingency or restriction shall be forfeited by the Participant and reacquired by the Company.
(e) Section 83(b) Election. A Participant may, with the consent of the Company, make an election under Section 83(b) of the Code to report the value of Restricted Shares as income on the date of grant.
SECTION 9. RESTRICTED SHARE UNITS.
(a) Definition. A Restricted Share Unit is an Award of a right to receive, in cash or Shares, as the Committee may determine, the Fair Market Value of one Share, the grant, issuance, retention and/or vesting of which is subject to such terms and conditions as the Committee may determine at the time of the grant, which shall not be inconsistent with this Plan.
(b) Terms and Conditions. In addition to the terms and conditions that may be established at the time of a grant of Restricted Share Unit Awards, the following terms and conditions apply:
(i) Restricted Share Unit Awards may not be sold, pledged (except as permitted under Section 15(a)) or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable contingency, restriction or performance period lapses.
(ii) Shares (including securities convertible into Shares) subject to Restricted Share Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right granted under this SECTION 9 thereafter shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.
(iii) The terms and conditions of Restricted Share Unit Awards need not be the same with respect to each recipient.
SECTION 10. OTHER AWARDS. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Awards”) may be granted to Participants. Other Awards may be paid in Shares, cash or any other form of property as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom, and the time or times at which, such Awards shall be made, the number of Shares to be granted pursuant to such Awards and all other conditions of the Awards. The terms and conditions of Other Awards need not be the same with respect to each recipient.

2019 Proxy Statement
Attachment D (continued)

SECTION 11. PERFORMANCE AWARDS. Awards with a performance feature are referred to as “Performance Awards”. Performance Awards may be granted in the form of Options, Stock Appreciation Rights, Restricted Share Units, Restricted Shares or Other Awards with the features and restrictions applicable thereto. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award, provided that the minimum performance period shall be one year. Performance Awards may be paid in cash, Shares, other property or any combination thereof in the sole discretion of the Committee. The performance levels to be achieved for each Performance Period and the amount of the Award to be paid shall be conclusively determined by the Committee. Except as provided in SECTION 12, each Performance Award shall be paid following the end of the Performance Period or, if later, the date on which any applicable contingency or restriction has ended. Unless otherwise determined by the Committee, Performance Awards granted to Executive Officers will be subject to the additional terms set forth in SECTION 13.
SECTION 12. CHANGE IN CONTROL PROVISIONS.
(a) Effect of a Change in Control on Existing Awards under this Plan. Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:
(i) any Time-Based Award consisting of Options, Stock Appreciation Rights or any other Time-Based Award in the form of rights that are exercisable by Participants upon vesting (“Exercisable Time-Based Award”), that is outstanding as of the date on which a Change in Control shall be deemed to have occurred and that is not then vested, shall become vested and exercisable, unless replaced by a Replacement Award;
(ii) any Time-Based Award that is not an Exercisable Time-Based Award that is outstanding as of the date on which a Change in Control shall be deemed to have occurred and that is not then vested, shall become free of all contingencies, restrictions and limitations and shall become vested and transferable, unless replaced by a Replacement Award;
(iii) any Replacement Award for which an Exercisable Time-Based Award has been exchanged upon a Change in Control shall vest and become exercisable in accordance with the vesting schedule and term for exercisability that applied to the corresponding Exercisable Time-Based Award immediately prior to such Change in Control, provided, however, that if within twenty four (24) months of such Change in Control, the Participant’s service with the Company or a Subsidiary is terminated without Cause (as such term is defined in the Arconic Inc. Change in Control Severance Plan) or by the Participant for Good Reason (as such term is defined in the Arconic Inc. Change in Control Severance Plan), such Award shall become vested and exercisable to the extent outstanding at the time of such termination of service. Any Replacement Award that has become vested and exercisable pursuant to this paragraph shall expire on the earlier of  (A) thirty six (36) months following the date of termination of such Participant’s service (or, if later, the conclusion of the applicable post-termination exercise period pursuant to the applicable Award Agreement) and (B) the last day of the term of such Replacement Award;
(iv) any Replacement Award for which a Time-Based Award that is not an Exercisable Time-Based Award has been exchanged upon a Change in Control shall vest in accordance with the vesting schedule that applied to the corresponding Time-Based Award immediately prior to such Change in Control, provided, however, that if within twenty four (24) months of such Change in Control, the Participant’s service with the Company or a Subsidiary is terminated without Cause (as such term is defined in the Arconic Inc. Change in Control Severance Plan) or by the Participant for Good Reason (as such term is defined in the Arconic Inc. Change in Control Severance Plan), such Award shall become free of all contingencies, restrictions and limitations and become vested and transferable to the extent outstanding;
(v) any Performance Award shall be converted so that such Award is no longer subject to any performance condition referred to in SECTION 11 above, but instead is subject to the passage of time, with the number or value of such Replacement Award determined as follows: (A) if 50% or more of the Performance Period has been completed as of the date on which such Change in Control is deemed to have occurred, the number or value of such Award shall be based on actual performance during the Performance Period; or (B) if less than 50% of the Performance Period has been completed as of the date on which such Change in Control is deemed to have occurred, the number or value of such Award shall be the target number or value. Paragraphs (i) through (iv) above shall govern the terms of such Time-Based Award.

2019 Proxy Statement
Attachment D (continued)

(b) Change in Control Settlement. Notwithstanding any other provision of this Plan, if approved by the Committee, upon a Change in Control, a Participant may receive a cash settlement under clauses (i) and (ii) below of existing Awards that are vested and exercisable as of the date on which such Change in Control shall be deemed to have occurred:
(i) a Participant who holds an Option or Stock Appreciation Right may, in lieu of the payment of the purchase price for the Shares being purchased under the Option or Stock Appreciation Right, surrender the Option or Stock Appreciation Right to the Company and receive cash, within 30 days of the Change in Control in an amount equal to the amount by which the Fair Market Value of the Shares on the date of the Change in Control exceeds the purchase price per Share under the Option or Stock Appreciation Right multiplied by the number of Shares granted under the Option or Stock Appreciation Right; and
(ii) a Participant who holds Restricted Share Units may, in lieu of receiving Shares which have vested under Section 12(a)(ii) of this Plan, receive cash, within 30 days of a Change in Control (or at such other time as may be required to comply with Section 409A of the Code), in an amount equal to the Fair Market Value of the Shares on the date of the Change in Control multiplied by the number of Restricted Share Units held by the Participant.
SECTION 13. PERFORMANCE AWARDS GRANTED TO EXECUTIVE OFFICERS.
(a) Notwithstanding any other provision of this Plan, if the Committee grants a Performance Award to a Participant who is an Executive Officer, such Performance Award will be subject to the terms of this SECTION 13, unless otherwise expressly determined by the Committee.
(b) If an Award is subject to this SECTION 13 and is not an Option or a Stock Appreciation Right, then the lapsing of contingencies or restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement by the Company on a consolidated basis, by specified Subsidiaries or divisions or business units of the Company, and/or by the individual Participant, as appropriate, of one or more performance goals established by the Committee. Performance goals shall be based on such measures as selected by the Committee in its discretion, including, without limitation, (i) GAAP or non-GAAP metrics, (ii) total shareholder return or other return-based metrics, (iii) operational, efficiency-based, strategic corporate or personal professional objectives, (iv) sustainability or compliance targets or (v) any other metric that is capable of measurement as determined by the Committee. Performance goals may be calculated to exclude special items, unusual or infrequently occurring items or nonrecurring items or may be normalized for fluctuations in market forces, including, but not limited to, foreign currency exchange rates and the price of aluminum on the London Metal Exchange. Performance goals shall be set by the Committee (and any adjustments shall be made by the Committee, subject to Section 15(d)) within the first 25% of the Performance Period.
(c) Notwithstanding any provision of this Plan other than Section 4(f) and SECTION 12, with respect to any Award that is subject to this SECTION 13 (other than an Option or a Stock Appreciation Right), the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals.
(d) Subject to the adjustment provisions of Section 4(f), with respect to Awards subject to this SECTION 13, no Participant may be granted Options and/or Stock Appreciation Rights in any calendar year with respect to more than 3,333,333 Shares, or Restricted Share Awards or Restricted Share Unit Awards covering more than 1,500,000 Shares. The maximum dollar value payable with respect to Performance Awards that are valued with reference to property other than Shares and granted to any Participant in any one calendar year is $15,000,000.
SECTION 14. AMENDMENTS AND TERMINATION. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that notwithstanding any other provision in this Plan, no such amendment, alteration, suspension, discontinuation or termination shall be made: (a) without shareholder approval, if such approval would be required pursuant to applicable law or the requirements of the New York Stock Exchange or such other stock exchange on which the Shares trade; or (b) without the consent of the affected Participant, if such action would materially impair the rights of such Participant under any outstanding Award, except as provided in Sections 15(e) and 15(f). Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform to local rules and regulations in any jurisdiction outside the United States or to qualify for or comply with any tax or regulatory requirement for which or with which the Board or Committee deems it necessary or desirable to qualify or comply. For clarity, this paragraph shall apply to all Awards granted under the Plan, whether granted prior to or following the amendment and restatement of the Plan effective on May 6, 2016.

2019 Proxy Statement
Attachment D (continued)

SECTION 15. GENERAL PROVISIONS.
(a) Transferability of Awards. Awards may be transferred by will or the laws of descent and distribution. Except as set forth herein, awards shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Unless otherwise provided by the Committee or limited by applicable laws, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Unless otherwise provided by the Committee or limited by applicable laws, Awards may be transferred to one or more Family Members, individually or jointly, or to a trust whose beneficiaries include the Participant or one or more Family Members under terms and conditions established by the Committee. The Committee shall have authority to determine, at the time of grant, any other rights or restrictions applicable to the transfer of Awards; provided however, that no Award may be transferred to a third party for value or consideration. Except as provided in this Plan or the terms and conditions established for an Award, any Award shall be null and void and without effect upon any attempted assignment or transfer, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce or trustee process or similar process, whether legal or equitable.
(b) Award Entitlement. No Employee or Director shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Directors under the Plan.
(c) Terms and Conditions of Award. The prospective recipient of any Award under the Plan shall be deemed to have become a Participant subject to all the applicable terms and conditions of the Award upon the grant of the Award to the prospective recipient, unless the prospective recipient notifies the Company within 30 days of the grant that the prospective recipient does not accept the Award. This Section 15(c) is without prejudice to the Company’s right to require a Participant to affirmatively accept the terms and conditions of an Award.
(d) Award Adjustments. The Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect.
(e) Committee Right to Cancel. The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended at any time prior to a Change in Control: (i) if an Employee, without the consent of the Committee, while employed by the Company or a Subsidiary or after termination of such employment, becomes associated with, employed by, renders services to or owns any interest (other than an interest of up to 5% in a publicly traded company or any other nonsubstantial interest, as determined by the Committee) in any business that is in competition with the Company or any Subsidiary; (ii) in the event of the Participant’s willful engagement in conduct which is injurious to the Company or any Subsidiary, monetarily, reputationally or otherwise; (iii) in the event of an Executive Officer’s misconduct described in Section 15(f); or (iv) in order to comply with applicable laws as described in Section 15(h) below. For purposes of clause (ii), no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s act, or failure to act, was in the best interest of the Company or a Subsidiary. In the event of a dispute concerning the application of this Section 15(e), no claim by the Company shall be given effect unless the Board determines that there is clear and convincing evidence that the Committee has the right to cancel an Award or Awards hereunder, and the Board finding to that effect is adopted by the affirmative vote of not less than three quarters of the entire membership of the Board (after reasonable notice to the Participant and an opportunity for the Participant to provide information to the Board in such manner as the Board, in its sole discretion, deems to be appropriate under the circumstances).
(f) Clawback. Notwithstanding any other provision of the Plan to the contrary, in accordance with the Company’s Corporate Governance Guidelines, if the Board learns of any misconduct by an Executive Officer that contributed to the Company having to restate all or a portion of its financial statements, the Board will, to the full extent permitted by governing law, in all appropriate cases, effect the cancellation and recovery of Awards (or the value of Awards) previously granted to the Executive Officer if: (i) the amount of the Award was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and (iii) the amount of the Award had the financial results been properly reported

2019 Proxy Statement
Attachment D (continued)

would have been lower than the amount actually awarded. Furthermore, all Awards (including Awards that have vested in accordance with the Award Agreement) shall be subject to the terms and conditions, if applicable, of any other recoupment policy adopted by the Company from time to time or any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction.
(g) Stock Certificate Legends. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, any stock exchange upon which the Shares are then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(h) Compliance with Securities Laws and Other Requirements. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Company in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other laws, rules, regulations, stock exchange listing or other requirements to which such offer, if made, would be subject. Without limiting the foregoing, the Company shall have no obligation to issue or deliver Shares pursuant to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Shares under any applicable law in the United States or in a jurisdiction outside of the United States or procurement of any ruling or determination of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration, qualification or determination is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participants.
(i) Dividends. No Award of Options or Stock Appreciation Rights shall have the right to receive dividends or dividend equivalents. A recipient of an Award of Restricted Shares shall receive dividends on the Restricted Shares, subject to this Section 15(i) and such other contingencies or restrictions, if any, as the Committee, in its sole discretion, may impose. Dividend equivalents shall accrue on Restricted Share Units (including Restricted Share Units that have a performance feature) and shall only be paid if and when such Restricted Share Units vest. Dividend equivalents that accrue on Restricted Share Units will be calculated at the same rate as dividends paid on the common stock of the Company. Notwithstanding any provision herein to the contrary, no dividends or dividend equivalents shall be paid on Restricted Share Units that have not vested or on Restricted Share Units that have not been earned during a Performance Period and in no event shall any other Award provide for the Participant’s receipt of dividends or dividend equivalents in any form prior to the vesting of such Award or applicable portion thereof.
(j) Consideration for Awards. Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.
(k) Delegation of Authority by Committee. The Committee may delegate to one or more Executive Officers or a committee of Executive Officers the right to grant Awards to Employees who are not Executive Officers or Directors of the Company and to cancel or suspend Awards to Employees who are not Executive Officers or Directors of the Company. The Committee may delegate other of its administrative powers under the Plan to the extent not prohibited by applicable laws.
(l) Tax Obligations. The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of Tax Obligations due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such Tax Obligations, including without limitation requiring the Participant to pay cash, withholding otherwise deliverable cash or Shares having a fair market value equal to the amount required to be withheld, forcing the sale of Shares issued pursuant to an Award (or exercise or vesting

2019 Proxy Statement
Attachment D (continued)

thereof) having a fair market value equal to the amount required to be withheld, or requiring the Participant to deliver to the Company already-owned Shares having a fair market value equal to the amount required to be withheld. For purposes of the foregoing, “Tax Obligations” means tax, social insurance and social security liability obligations and requirements in connection with the Awards, including, without limitation, (i) all U.S. Federal, state, and local income, employment and any other taxes (including the Participant’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company (or a Subsidiary, as applicable), (ii) the Participant’s and, to the extent required by the Company (or a Subsidiary, as applicable), the Company’s (or a Subsidiary’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares issued under the Award, and (iii) any other taxes, social insurance, social security liabilities or premium for which the Participant has an obligation, or which the Participant has agreed to bear, with respect to such Award (or exercise thereof or issuance of Shares or other consideration thereunder). Furthermore, the Committee shall be authorized to, but is not required to, establish procedures for election by Participants to satisfy such obligations for the payment of such taxes by delivery of or transfer of Shares to the Company or by directing the Company to retain Shares otherwise deliverable in connection with the Award. All personal taxes applicable to any Award under the Plan are the sole liability of the Participant.
(m) Other Compensatory Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
(n) Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of New York, United States of America, without reference to principles of conflict of laws, and construed accordingly.
(o) Severability. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.
(p) Awards to Non-U.S. Employees. Awards may be granted to Employees and Directors who are foreign nationals or residents or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees and Directors who are not foreign nationals or residents or who are employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law, regulations or tax policy. Without limiting the generality of the foregoing, the Committee or the Board, as applicable, are specifically authorized to (i) adopt rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (ii) adopt sub-plans, Award Agreements and Plan and Award Agreement addenda as may be deemed desirable to accommodate foreign laws, regulations and practice. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s or a Subsidiary’s obligation with respect to tax equalization for Employees on assignments outside their home countries. Notwithstanding the discretion of the Committee under this section, the Participant remains solely liable for any applicable personal taxes.
(q) Repricing Prohibited. Except as provided in Section 4(f), the terms of outstanding Options or Stock Appreciation Rights may not be amended, and action may not otherwise be taken without shareholder approval, to: (i) reduce the exercise price of outstanding Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or (iii) replace outstanding Options or Stock Appreciation Rights in exchange for other Awards or cash at a time when the exercise price of such Options or Stock Appreciation Rights is higher than the Fair Market Value of a Share.
(r) Deferral. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash or other property to the extent that such deferral complies with Section 409A of the Code. The Committee may also authorize the payment or crediting of interest, dividends or dividend equivalents on any deferred amounts.
(s) Compliance with Section 409A of the Code. Except to the extent specifically provided otherwise by the Committee and notwithstanding any other provision of the Plan, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If

2019 Proxy Statement
Attachment D (continued)

the Committee determines that an Award, payment, distribution, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, payment, distribution, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a Participant’s termination of employment will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code at the time of termination of employment with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be delayed to the extent required by Code Section 409A(a)(2)(B)(i). Further notwithstanding anything to the contrary in the Plan, to the extent required under Section 409A of the Code in order to make payment of an Award upon a Change in Control, the applicable transaction or event described in SECTION 2 must qualify as a change in the ownership or effective control of the Company or as a change in the ownership of a substantial portion of the assets of the Company pursuant to Section 409A(a)(2)(A)(v) of the Code, and if it does not, then unless otherwise specified in the applicable Award Agreement, payment of such Award will be made on the Award’s original payment schedule or, if earlier, upon the death of the Participant. Although the Company may attempt to avoid adverse tax treatment under Section 409A of the Code, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.
(t) Effect of Headings. The Section headings and subheadings herein are for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.
SECTION 16. TERM OF PLAN. No Award shall be granted pursuant to the Plan after May 2, 2024, but any Award theretofore granted may extend beyond that date. The Plan became effective upon its approval by the Company’s shareholders on May 3, 2013 and was subsequently amended and restated by the Board and re-approved by shareholders, effective May 6, 2016. On February 1, 2018, the Board approved the First Amendment to the Plan. On March 27, 2018, the Board approved a second amendment and restatement of the Plan, which was approved by the Company’s shareholders on May 16, 2018. On February 12, 2019 (the “Third Restatement Date”), the Board approved a third amendment and restatement of the Plan, which shall be presented for approval by the Company’s shareholders on May 14, 2019. For avoidance of doubt, no amendment or restatement of the Plan shall affect the terms or conditions of any Outstanding Qualified Performance-Based Award, to the extent that it would result in a material modification of such Award within the meaning of P.L. 115-97, Section 13601(e)(2).
SECTION 17. TERMINATION OF PRIOR PLAN. No stock options or other awards may be granted under the Amended and Restated 2009 Alcoa Stock Incentive Plan after May 2, 2013, but all such awards theretofore granted shall extend for the full stated terms thereof and be administered under the Amended and Restated 2009 Alcoa Stock Incentive Plan. Notwithstanding any other provision to the contrary, all outstanding awards previously granted under Prior Plans shall be governed by the terms and conditions of the applicable Prior Plans under which such awards were granted.

ARCONIC | 2019 PROXY STATEMENT

COVER IMAGE: Arconic is a leading producer of highly engineered components for aero engines that power the world's most advanced aircraft.

ARCONIC.COM

(Vote on the other side)Arconic Inc.390 Park AvenueNew York, NY 10022-4608THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSArconic Inc. 2019 Annual Meeting of Shareholders8:00 a.m. Eastern Time, Tuesday, May 14, 2019at Arconic Cleveland Operations1616 Harvard AvenueBuilding 53Cleveland, OH 44105Admission TicketThis ticket is not transferable.Please keep this ticket to be admittedto the Annual Meeting of Shareholders.VOTE BY MAILReturn your proxy in thepostage-paid envelope provided.VOTE BY INTERNETAccess this website to cast your vote.www.cesvote.comVOTE BY TELEPHONECall toll-free using a touch-tone telephone.1-888-693-8683 The undersigned hereby appoints Peter Hong, W. Paul Myron and Bruce E. Thompson, and each of them, attorneys and proxies with full powerof substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Arconic Inc. the undersigned is entitledto vote if personally present at the Annual Meeting of Shareholders of Arconic Inc. to be held on May 14, 2019, and at any adjournment orpostponement thereof, in accordance with the instructions set forth on the reverse side of this proxy card. The proxies are authorized to vote intheir discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting,and at any adjournment or postponement thereof. Your telephone or Internet vote must be received by 6:00 a.m. Eastern Time on May 14,2019, to be counted. If you vote by mail, your proxy card must be received before the meeting for your vote to be counted.This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Arconic Inc., its subsidiaries or affiliateswith respect to shares of common stock of Arconic Inc. held by the undersigned under any such plans. Your voting instructions must bereceived by 6:00 a.m. Eastern Time on May 12, 2019, or the trustee will vote your plan shares in the same proportion as those plan shares forwhich instructions have been received.Your vote on the proposals described in the accompanying Proxy Statement may be specified on the reverse side. If properly signed, datedand returned, this proxy will be voted as specified on the reverse side or, if no choice is specified, this proxy will be voted in accordancewith the recommendation of the Board of Directors.Comments: Fold and detach here IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. c/o Corporate Election ServicesP. O. Box 1150Pittsburgh, PA 15230-1150THREE WAYS TO VOTEVote by Mail. Please mark, sign and date your proxy card and return it in the postage-paidenvelope provided or return it to Arconic Inc., c/o Corporate Election Services, P.O. Box 3230,Pittsburgh, PA 15230-9404.Vote by Internet. Have your proxy card available when you access the website www.cesvote.comand follow the simple directions presented to record your vote.Vote by Telephone. Have your proxy card available when you call toll-free 1-888-693-8683 using atouch-tone phone and follow the simple directions presented to record your vote.Vote 24 hours a day, 7 days a week. Your telephone or Internet vote must be received by6:00 a.m. Eastern Time on May 14, 2019, to be counted. If you vote by Internet or by telephone,please do not mail your proxy card.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting ofShareholders to be held on May 14, 2019—the Notice of 2019 Annual Meeting of Shareholdersand Proxy Statement are available at www.ViewMaterial.com/ARNC.Signature Signature (if held jointly) DateTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name or names appear(s) on this proxy card. If shares are held jointly,EACH holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please signfull corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.(continued from the other side)PROXYPlease mark your choices clearly in the appropriate boxes. If no choice is specified, this proxy will be voted FOR Items 1, 2, 3 and 4 and AGAINST Item 5.THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.1. Election of Directors – Nominees to serve for a one-year term:1. James F. Albaugh FOR AGAINST ABSTAIN 6. Sean O. Mahoney FOR AGAINST ABSTAIN2. Amy E. Alving FOR AGAINST ABSTAIN 7. David J. Miller FOR AGAINST ABSTAIN3. Christopher L. Ayers FOR AGAINST ABSTAIN 8. E. Stanley O’Neal FOR AGAINST ABSTAIN4. Elmer L. Doty FOR AGAINST ABSTAIN 9. John C. Plant FOR AGAINST ABSTAIN5. Rajiv L. Gupta FOR AGAINST ABSTAIN 10. Ulrich R. Schmidt FOR AGAINST ABSTAIN2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independentregistered public accounting firm for 2019 FOR AGAINST ABSTAIN3. Approve, on an advisory basis, executive compensation FOR AGAINST ABSTAIN4. Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated FOR AGAINST ABSTAINTHE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 5.5. Shareholder proposal regarding shareholding threshold to call special shareowner meeting FOR AGAINST ABSTAINIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Signature Signature (if held jointly) DateTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name or names appear(s) on this proxy card. If shares are held jointly,EACH holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please signfull corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.(continued from the other side)PROXYPlease mark your choices clearly in the appropriate boxes. If no choice is specified, this proxy will be voted FOR Items 1, 2, 3 and 4 and AGAINST Item 5.THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.1. Election of Directors – Nominees to serve for a one-year term:1. James F. Albaugh FOR AGAINST ABSTAIN 6. Sean O. Mahoney FOR AGAINST ABSTAIN2. Amy E. Alving FOR AGAINST ABSTAIN 7. David J. Miller FOR AGAINST ABSTAIN3. Christopher L. Ayers FOR AGAINST ABSTAIN 8. E. Stanley O’Neal FOR AGAINST ABSTAIN4. Elmer L. Doty FOR AGAINST ABSTAIN 9. John C. Plant FOR AGAINST ABSTAIN5. Rajiv L. Gupta FOR AGAINST ABSTAIN 10. Ulrich R. Schmidt FOR AGAINST ABSTAIN2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independentregistered public accounting firm for 2019 FOR AGAINST ABSTAIN3. Approve, on an advisory basis, executive compensation FOR AGAINST ABSTAIN4. Approval of 2013 Arconic Stock Incentive Plan, as Amended and Restated FOR AGAINST ABSTAINTHE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 5.5. Shareholder proposal regarding shareholding threshold to call special shareowner meeting FOR AGAINST ABSTAINIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.